UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	05-28-2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual Report
May 28, 2010

American Century Investments®

International Stock Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

International Stock

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Types of Investments	8
Investments by Country	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22

Other Information

Board Approval of Management and Subadvisory Agreements	23
Additional Information	29
Index Definitions	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	-8.85%	MSCI World Free Index	-4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	-2.75%	*Total returns for periods less than one year are not annualized and are
		based on the period beginning December 1, 2009.

4

Performance

International Stock

Total Returns as of May 28, 2010
				Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)	1 year(2)	5 years(2)	Inception	Date
Investor Class	ASKIX	-9.16%	8.65%	1.80%	1.32%	3/31/05
MSCI EAFE Index	—	-10.90%	6.61%	1.39%	0.89%	—
(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the periods beginning June 1, 2009 for the 1 year returns and June 1, 2005 for the 5 year returns.

*From 3/31/05, the Investor Class’s inception date. Not annualized.
Total Annual Fund Operating Expenses
Investor Class	1.52%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

International Stock

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The International Stock portfolio returned -9.16%* for the six months ended May 28, 2010, compared with its benchmark, the MSCI EAFE Index, which returned -10.90%.

Investor confidence generally remained upbeat for the first four months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, late in the period, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices plunged, wiping out the gains achieved earlier in the period. International growth stocks fared slightly better than their value counterparts, while small-cap stocks outperformed large-cap stocks. Meanwhile, the euro tumbled sharply relative to the U.S. dollar, which added to the woes of foreign-based corporations.

Stock selection, primarily in the financials and consumer discretionary sectors, accounted for the portfolio’s outperformance relative to the benchmark. Our sector allocations also had an overall positive influence on the portfolio’s relative performance.

U.K., Italy Were Top Countries

From a regional perspective, the portfolio’s holdings in the United Kingdom and Italy contributed the most to relative performance, due to favorable stock selection. In particular, an overweight position in British technology company ARM Holdings, a designer of microchips used in mobile devices, digital TVs and other products, contributed positively. The company benefited primarily from strong growth in the smartphone and tablet computer markets, and it posted record royalty revenues, profits, and net cash generation.

At the opposite end of the spectrum, Japan and Norway represented the largest detractors to relative performance, primarily due to stock selection. Norway’s TGS-NOPEC Geophysical Co., which provides seismic data for the oil and gas industries, was among the portfolio’s largest performance detractors. The company’s stock price faltered in the wake of the oil spill in the Gulf of Mexico, which is within the company’s survey boundaries.

Financials, Consumer Discretionary Led Sector Results

Financials and consumer discretionary were the portfolio’s top-performing sectors for the six-month period. Stock selection was strong in the financials sector, with our holdings in the commercial banking industry driving results. In the consumer discretionary sector, stock selection and an overweight accounted for the portfolio’s relative outperformance. Our stock selection was particularly effective in the auto industry, where our

*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

6

International Stock

out-of-benchmark position in South Korea’s Hyundai Motor Co. was the portfolio’s top-contributing stock. In the challenging economic environment, consumers “traded down” for value, and Hyundai’s line of affordable cars benefited. Backed by a savvy, yet frugal, marketing strategy, the company continued to gain market share in a difficult climate for automakers.

Materials, Consumer Staples Sectors Lagged

The materials sector represented the portfolio’s largest performance detractor. Stock selection dragged down results, particularly in the metals and mining segment. Additionally, in the sector’s construction materials segment, German cement producer HeidelbergCement represented the portfolio’s largest performance detractor. The company said its 2009 operating income slid 38.6% from 2008 levels, as revenues plunged 21.6%. The company also said it expects Asia and Africa to drive global growth in 2010 but anticipates slack demand in the U.S. and Europe until the second half of the year.

The portfolio’s consumer staples sector also detracted from performance. While stock selection and an underweight position were slightly negative influences, currency returns accounted for the bulk of the lagging results.

Outlook

Global economic activity is improving, but significant headwinds remain—namely, the explosion of sovereign debt in developed nations. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in developed countries around the world (excluding the United States) with sustainable growth characteristics and promising long-term outlooks.

7

International Stock

Top Ten Holdings
% of net assets
as of 5/28/10
BHP Billiton Ltd.	2.2%
Barclays plc	1.8%
Novartis AG	1.8%
BG Group plc	1.7%
Saipem SpA	1.6%
Credit Suisse Group AG	1.5%
Vale SA Preference Shares	1.5%
Nestle SA	1.4%
Tesco plc	1.4%
Unilever NV CVA	1.4%

Types of Investments in Portfolio
% of net assets
as of 5/28/10
Foreign Common Stocks	99.2%
Other Assets and Liabilities	0.8%

Investments by Country
% of net assets
as of 5/28/10
United Kingdom	21.3%
Japan	14.6%
Switzerland	10.0%
Germany	7.3%
France	6.8%
Sweden	4.8%
Netherlands	3.5%
Australia	3.2%
People’s Republic of China	2.8%
Brazil	2.5%
South Korea	2.3%
India	2.0%
Taiwan (Republic of China)	2.0%
Other Countries	16.1%
Other Assets and Liabilities	0.8%

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

9

to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 - 5/28/10	Expense Ratio*
Actual	$1,000	$908.40	$7.07	1.51%
Hypothetical	$1,000	$1,017.12	$7.47	1.51%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

International Stock

MAY 28, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.2%			GERMANY — 7.3%
			Allianz SE	5,906	$ 589,695
AUSTRALIA — 3.2%
			BASF SE	12,266	643,029
BHP Billiton Ltd.	45,014	$ 1,462,180
			Bayerische Motoren
Commonwealth Bank			Werke AG	11,411	525,680
of Australia	9,277	406,501
			Daimler AG(1)	17,808	877,815
Wesfarmers Ltd.	9,833	239,337
			Fresenius Medical Care AG
		2,108,018	& Co. KGaA	13,777	686,443
AUSTRIA — 0.5%			Metro AG	9,438	493,930
Erste Group Bank AG	8,526	304,263	SAP AG(1)	8,673	368,188
BELGIUM — 0.7%			Siemens AG	6,809	611,917
Anheuser-Busch InBev NV	9,901	473,620			4,796,697
BERMUDA — 0.2%			HONG KONG — 1.7%
Seadrill Ltd.	7,235	148,152	CNOOC Ltd.	378,000	591,705
BRAZIL — 2.5%			Li & Fung Ltd.	122,000	541,563
Banco Santander Brasil
SA ADR	35,471	369,608			1,133,268
Itau Unibanco Holding SA			INDIA — 2.0%
Preference Shares	17,380	321,399	Housing Development
Vale SA Preference Shares	41,300	952,228	Finance Corp. Ltd.	7,276	436,413
		1,643,235	Infosys Technologies Ltd.	11,234	645,464
CANADA — 1.0%			Larsen & Toubro Ltd.	6,806	238,220
Canadian National					1,320,097
Railway Co.	10,970	629,597	INDONESIA — 1.1%
CZECH REPUBLIC — 1.0%			PT Bank Mandiri
CEZ AS(1)	14,940	623,919	(Persero) Tbk	562,000	309,787
DENMARK — 1.8%			PT Bank Rakyat Indonesia	280,500	253,594
Carlsberg A/S B Shares	4,370	330,052	PT United Tractors Tbk	88,000	168,396
Novo Nordisk A/S B Shares	10,643	818,250			731,777
		1,148,302	IRELAND — 0.5%
			Ryanair Holdings plc ADR(1)	14,586	343,354
FINLAND — 0.1%
Fortum Oyj	3,007	67,808	ISRAEL — 0.6%
FRANCE — 6.8%			Teva Pharmaceutical
			Industries Ltd. ADR	7,432	407,422
Air Liquide SA	6,674	648,448	ITALY — 1.6%
BNP Paribas	11,624	659,003	Saipem SpA	33,869	1,050,414
Cie Generale d’Optique
Essilor International SA	5,585	317,706	JAPAN — 14.6%
Danone SA	7,568	386,709	Asahi Glass Co. Ltd.	53,000	555,612
LVMH Moet Hennessy Louis			Canon, Inc.	20,100	823,378
Vuitton SA	6,610	694,004	Fanuc Ltd.	7,000	734,551
Pernod-Ricard SA	7,974	597,981	HOYA Corp.	18,400	437,211
Societe Television			Komatsu Ltd.	34,200	642,554
Francaise 1	12,170	172,492	Mitsubishi Corp.	36,500	824,015
Total SA	10,944	510,458	Mitsubishi UFJ Financial
Vallourec SA	2,468	456,491	Group, Inc.	111,400	541,145
		4,443,292	Mitsui O.S.K. Lines Ltd.	48,000	340,354
			Nidec Corp.	6,800	618,328

11

International Stock

	Shares	Value		Shares	Value
Nomura ETF - Nikkei 225	7,360	$ 799,265	SPAIN — 1.9%
Omron Corp.	22,500	466,115	Banco Bilbao Vizcaya
ORIX Corp.	8,290	633,321	Argentaria SA	75,758	$ 785,071
Rakuten, Inc.	772	540,328	Banco Santander SA	45,355	460,330
Shin-Etsu Chemical Co. Ltd.	3,100	156,304			1,245,401
SOFTBANK CORP.	17,200	413,872	SWEDEN — 4.8%
Unicharm Corp.	6,500	641,080	Alfa Laval AB	31,153	393,236
Yahoo! Japan Corp.	1,187	413,852	Atlas Copco AB A Shares	59,033	835,011
		9,581,285	Getinge AB B Shares	10,506	207,171
LUXEMBOURG — 0.9%			H & M Hennes & Mauritz AB
Millicom International			B Shares	8,579	480,095
Cellular SA	7,182	574,057	Telefonaktiebolaget LM
MACAU — 0.3%			Ericsson B Shares	40,026	403,053
			Volvo AB B Shares(1)	78,094	808,727
Wynn Macau Ltd.(1)	132,665	213,015
NETHERLANDS — 3.5%					3,127,293
Akzo Nobel NV	6,794	345,299	SWITZERLAND — 10.0%
ASML Holding NV	10,780	304,489	Adecco SA	6,360	307,215
Royal Dutch Shell plc			Credit Suisse Group AG	24,808	961,723
B Shares	30,643	773,383	Holcim Ltd.	6,364	401,086
Unilever NV CVA	32,579	888,932	Kuehne + Nagel
		2,312,103	International AG	7,233	677,742
NORWAY — 1.0%			Nestle SA	20,186	911,298
Telenor ASA	31,500	387,890	Novartis AG	25,559	1,157,204
TGS Nopec Geophysical			Roche Holding AG	4,911	673,382
Co. ASA(1)	18,738	253,839	Sonova Holding AG	4,819	518,595
		641,729	Swatch Group AG (The)	2,696	701,103
PEOPLE’S REPUBLIC OF CHINA — 2.8%			Syngenta AG	1,219	269,332
Baidu, Inc. ADR(1)	5,140	376,300			6,578,680
Ctrip.com International			TAIWAN (REPUBLIC OF CHINA) — 2.0%
Ltd. ADR(1)	4,457	175,561	Hon Hai Precision
Industrial & Commercial			Industry Co. Ltd.	154,000	607,253
Bank of China Ltd. H Shares	914,000	672,351	HTC Corp.	37,000	499,992
Mindray Medical			Taiwan Semiconductor
International Ltd. ADR	8,046	239,288	Manufacturing Co. Ltd. ADR	18,112	176,592
Tencent Holdings Ltd.	17,300	329,311			1,283,837
ZTE Corp. H Shares	16,300	53,356	TURKEY — 0.3%
		1,846,167	Turkiye Garanti Bankasi AS	47,386	204,393
SINGAPORE — 0.9%			UNITED KINGDOM — 21.3%
United Overseas Bank Ltd.	48,098	621,748	Admiral Group plc	30,332	563,846
SOUTH KOREA — 2.3%			Antofagasta plc	27,655	352,100
Hyundai Motor Co.	6,255	713,848	ARM Holdings plc	151,338	540,347
POSCO	613	239,053	Autonomy Corp. plc(1)	7,044	177,926
Samsung Electronics			Barclays plc	268,599	1,171,881
Co. Ltd.	870	562,347	BG Group plc	71,695	1,097,402
		1,515,248	British Airways plc(1)	62,775	181,861
			British American
			Tobacco plc	13,689	403,763

12

International Stock

	Shares	Value	Market Sector Diversification
British Sky Broadcasting			(as a % of net assets)
Group plc	265	$ 2,203	Financials	18.2%
Carnival plc	17,033	646,715	Industrials	16.0%
Compass Group plc	103,356	798,217	Consumer Discretionary	13.7%
HSBC Holdings plc			Information Technology	10.9%
(Hong Kong)	90,061	825,476	Consumer Staples	10.6%
Intercontinental Hotels
Group plc	32,750	516,468	Materials	9.4%
ITV plc(1)	818,905	660,071	Health Care	7.7%
Kingfisher plc	179,034	577,609	Energy	7.4%
Lonmin plc(1)	29,033	703,194	Telecommunication Services	3.0%
			Diversified	1.2%
Next plc	5,601	167,854
			Utilities	1.1%
Petrofac Ltd.	10,352	168,004
			Other Assets and Liabilities	0.8%
Reckitt Benckiser Group plc	14,720	689,416
Rolls-Royce Group plc(1)	60,061	510,419	Notes to Schedule of Investments
Rolls-Royce Group plc			ADR = American Depositary Receipt
C Shares(1)	5,405,490	7,817
Schroders plc	16,204	310,240	CVA = Certificaten Van Aandelen
Smiths Group plc	26,482	395,324	ETF = Exchange Traded Fund
Standard Chartered plc	22,848	539,565	(1) Non-income producing.
Tesco plc	153,116	910,049
Tullow Oil plc	16,993	273,759
Vodafone Group plc	295,391	591,502	See Notes to Financial Statements.
Wolseley plc(1)	8,389	199,273
		13,982,301
TOTAL INVESTMENT
SECURITIES — 99.2%
(Cost $60,010,726)		65,100,492
OTHER ASSETS
AND LIABILITIES — 0.8%		516,461
TOTAL NET ASSETS — 100.0%		$65,616,953

13

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $60,010,726)	$65,100,492
Foreign currency holdings, at value (cost of $111,814)	112,008
Receivable for investments sold	1,253,896
Receivable for capital shares sold	42,070
Dividends and interest receivable	353,660
Other assets	416
66,862,542

Liabilities
Disbursements in excess of demand deposit cash	113,458
Payable for investments purchased	1,001,068
Payable for capital shares redeemed	51,893
Accrued management fees	79,170
1,245,589
Net Assets	$65,616,953

Investor Class Capital Shares, $0.01 Par Value
Authorized	50,000,000
Outstanding	6,684,526

Net Asset Value Per Share	$9.82

Net Assets Consist of:
Capital (par value and paid-in surplus)	$88,039,523
Undistributed net investment income	357,917
Accumulated net realized loss on investment and foreign currency transactions	(27,865,229)
Net unrealized appreciation on investments and translation of assets and liabilities
in foreign currencies	5,084,742
$65,616,953

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $105,021)	$ 1,005,606
Interest	97
1,005,703
Expenses:
Management fees	554,767
Directors’ fees and expenses	1,070
Other expenses	1,894
557,731
Net investment income (loss)	447,972

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,383,629
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $2,645)	(6,838)
2,376,791

Change in net unrealized appreciation (depreciation) on:
Investments	(2,939,385)
Translation of assets and liabilities in foreign currencies	(6,667,865)
(9,607,250)

Net realized and unrealized gain (loss)	(7,230,459)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,782,487)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 447,972	$ 676,711
Net realized gain (loss)	2,376,791	(11,198,804)
Change in net unrealized appreciation (depreciation)	(9,607,250)	31,104,600
Net increase (decrease) in net assets resulting from operations	(6,782,487)	20,582,507

Distributions to Shareholders
From net investment income	(782,319)	(936,365)

Capital Share Transactions
Proceeds from shares sold	4,553,474	8,529,669
Proceeds from reinvestment of distributions	765,232	914,349
Payments for shares redeemed	(8,842,267)	(12,302,762)
Net increase (decrease) in net assets from capital share transactions	(3,523,561)	(2,858,744)

Redemption Fees
Increase in net assets from redemption fees	3,364	2,513

Net increase (decrease) in net assets	(11,085,003)	16,789,911

Net Assets
Beginning of period	76,701,956	59,912,045
End of period	$65,616,953	$76,701,956

Undistributed net investment income	$357,917	$692,264

Transactions in Shares of the Fund
Sold	415,086	937,931
Issued in reinvestment of distributions	69,752	105,583
Redeemed	(821,257)	(1,423,706)
Net increase (decrease) in shares of the fund	(336,419)	(380,192)

See Notes to Financial Statements.

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Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Stock Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of issuers in developed foreign countries that are large-sized companies, although it may invest in companies of any size. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

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Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (See Note 8), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.50%. The effective annual management fee for the six months ended May 28, 2010 was 1.50%.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for he cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $46,801,696 and $50,719,846, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

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• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$2,662,182	$62,438,310	—

5. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$60,801,437
Gross tax appreciation of investments	$7,609,842
Gross tax depreciation of investments	(3,310,787)
Net tax appreciation (depreciation) of investments	$4,299,055

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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As of November 30, 2009, the fund had accumulated capital losses of $(28,974,208), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(13,731,461) and $(15,242,747) expire in 2016 and 2017, respectively.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

9. Subsequent Events

On June 10, 2010, the Board of Directors approved a plan of reorganization (the reorganization) pursuant to which International Growth Fund (International Growth), a fund in a series issued by the corporation, would acquire all of the assets of the fund in exchange for shares of equal value of International Growth and assumption by International Growth of certain liabilities of the fund. Holders of shares of the fund would receive shares of equal value of International Growth. The financial statements and performance history of International Growth would survive after the reorganization. The reorganization is expected to be effective at the close of business on October 29, 2010; however, such timing is subject to change.

In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

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Financial Highlights

International Stock

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$10.92	$8.09	$16.53	$13.57	$10.84	$10.00
Income From
Investment Operations
Net Investment
Income (Loss)	0.06(3)	0.09(3)	0.15(3)	0.13	0.06	0.06(3)
Net Realized and
Unrealized Gain (Loss)	(1.05)	2.87	(7.81)	2.88	2.74	0.78
Total From
Investment Operations	(0.99)	2.96	(7.66)	3.01	2.80	0.84
Distributions
From Net
Investment Income	(0.11)	(0.13)	(0.12)	(0.05)	(0.08)	—
From Net Realized Gains	—	—	(0.66)	—	—	—
Total Distributions	(0.11)	(0.13)	(0.78)	(0.05)	(0.08)	—
Redemption Fees(3)	—(4)	—(4)	—(4)	—(4)	0.01	—
Net Asset Value,
End of Period	$9.82	$10.92	$8.09	$16.53	$13.57	$10.84

Total Return(5)	(9.16)%	36.96%	(48.50)%	22.22%	26.07%	8.40%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.51%(6)	1.50%	1.51%	1.50%	1.50%	1.50%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.21%(6)	1.05%	1.12%	0.83%	0.40%	0.91%(6)
Portfolio Turnover Rate	63%	117%	107%	103%	109%	109%
Net Assets, End of Period
(in thousands)	$65,617	$76,702	$59,912	$144,812	$90,181	$20,342
(1)	Six months ended May 28, 2010 (unaudited).
(2)	March 31, 2005 (fund inception) through November 30, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(6) Annualized.

See Notes to Financial Statements.

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Board Approval of Management and Subadvisory Agreements

American Century Global Investment Management, Inc. (“ACGIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Investment Management, Inc. (“ACIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subad-visory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subad-visor after the termination of the Prior Agreements and until shareholder approval of a new management agreement (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

Because American Century had indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, the Proposed Agreement is with ACIM as sole investment advisor to the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of a subadvisor in the Proposed Agreement. Under the Proposed Agreement, ACIM will provide the same services as provided by ACGIM and ACIM, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

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Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subad-visor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

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• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Agreement, ACIM is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, ACIM provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

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• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects ACIM to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with ACIM the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, ACIM will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by ACIM.

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Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers ACIM’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that ACIM’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by ACIM regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by ACIM and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of its advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the advisor in providing various functions to the Fund. The Board believes ACIM will appropriately share economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays ACGIM or ACIM a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, ACIM is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be

27

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to ACIM the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by ACIM. The Board concluded that the management fee to be paid by the Fund to ACIM under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from ACIM concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits ACIM may receive as a result of its relationship with the Fund. The Board concluded that ACIM’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that ACIM receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that ACIM is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by ACIM and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

30

Notes

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68674

Semiannual Report
May 28, 2010

American Century Investments®

International Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

International Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25

Other Information

Board Approval of Management and Subadvisory Agreements	31
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	- 8.85%	MSCI World Free Index	- 4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	- 2.75%
*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

4

Performance

International Growth

Total Returns as of May 28, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year(2)	5 years(2)	10 years(2)	Inception	Date
Investor Class	TWIEX	-8.76%	9.96%	2.43%	-1.42%	7.15%	5/9/91
MSCI EAFE Index	—	-10.90%	6.61%	1.39%	0.66%	4.55%(3)	—
MSCI EAFE Growth Index	—	-8.85%	8.60%	1.87%	-1.27%	2.95%(3)	—
Institutional Class	TGRIX	-8.78%	10.14%	2.61%	-1.22%	4.03%	11/20/97
A Class(4)	TWGAX						10/2/96
No sales charge*		-8.93%	9.69%	2.16%	-1.67%	4.82%
With sales charge*		-14.14%	3.41%	0.97%	-2.25%	4.37%
B Class	CBIGX						1/31/03
No sales charge*		-9.27%	8.88%	1.42%	—	6.03%
With sales charge*		-14.27%	4.88%	1.23%	—	6.03%
C Class	AIWCX						6/4/01
No sales charge*		-9.33%	8.81%	1.38%	—	0.18%
With sales charge*		-10.24%	8.81%	1.38%	—	0.18%
R Class	ATGRX	-8.97%	9.37%	1.91%	—	4.99%	8/29/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the period beginning June 1, 2009 for the 1 year returns, June 1, 2005 for the 5 year returns, and June 1, 2000 for the 10 year returns.
(3)	Total returns from April 30, 1991, the date nearest the Investor Class’s inception for which data are available, through May 31, 2010, the date nearest the report date for which data are available.
(4)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

International Growth

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.40%	1.20%	1.65%	2.40%	2.40%	1.90%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

International Growth

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The International Growth portfolio returned -8.76%* for the six months ended May 28, 2010, compared with its benchmark, the MSCI EAFE Index, which returned -10.90%.

Investor confidence generally remained upbeat for the first four months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, late in the period, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices plunged, wiping out the gains achieved earlier in the period. International growth stocks fared slightly better than their value counterparts, while small-cap stocks outperformed large-cap stocks. Meanwhile, the euro tumbled sharply relative to the U.S. dollar, which added to the woes of foreign-based corporations.

Stock selection, primarily in the financials and consumer discretionary sectors, accounted for the portfolio’s outperformance relative to the benchmark. Our sector allocations also had an overall positive influence on the portfolio’s relative performance.

U.K., Italy Were Top Countries

From a regional perspective, the portfolio’s holdings in the United Kingdom and Italy contributed the most to relative performance, due to favorable stock selection combined with underweight positions. In particular, an overweight position in British technology company ARM Holdings, a designer of microchips used in mobile devices, digital TVs and other products, contributed positively. The company benefited primarily from strong growth in the smartphone and tablet computer markets, and it posted record royalty revenues, profits, and net cash generation.

At the opposite end of the spectrum, Japan and Norway represented the largest detractors to relative performance, primarily due to stock selection. Norway’s TGS-NOPEC Geophysical Co., which provides seismic data for the oil and gas industries, was among the portfolio’s largest performance detractors. The company’s stock price faltered in the wake of the oil spill in the Gulf of Mexico, which is within the company’s survey boundaries.

Financials, Consumer Discretionary Led Sector Results

Financials and consumer discretionary were the portfolio’s top-performing sectors for the six-month period. Stock selection was strong in the financials sector, with our holdings in the commercial banking industry driving results. In the consumer discretionary sector, stock selection and an overweight accounted for the portfolio’s relative outperformance. Our stock selection was particularly effective in the auto industry, where our out-of-benchmark position in South Korea’s Hyundai Motor Co. was the portfolio’s

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

7

International Growth

top-contributing stock. In the challenging economic environment, consumers “traded down” for value, and Hyundai’s line of affordable cars benefited. Backed by a savvy, yet frugal, marketing strategy, the company continued to gain market share in a difficult climate for automakers.

Materials, Consumer Staples Sectors Lagged

The materials sector represented the portfolio’s largest performance detractor. Stock selection dragged down results, particularly in the metals and mining segment. Additionally, in the sector’s construction materials segment, German cement producer HeidelbergCement represented the portfolio’s largest performance detractor. The company said its 2009 operating income slid 38.6% from 2008 levels, as revenues plunged 21.6%. The company also said it expects Asia and Africa to drive global growth in 2010 but anticipates slack demand in the U.S. and Europe until the second half of the year.

The portfolio’s consumer staples sector also detracted from performance. While stock selection and an underweight position were slightly negative influences, currency returns accounted for the bulk of the lagging results.

Outlook

Global economic activity is improving, but significant headwinds remain—namely, the explosion of sovereign debt in developed nations. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in developed countries around the world (excluding the United States) with sustainable growth characteristics and promising long-term outlooks.

8

International Growth

Top Ten Holdings
% of net assets
as of 5/28/10
BHP Billiton Ltd.	2.2%
Novartis AG	1.8%
BG Group plc	1.5%
Barclays plc	1.5%
Unilever NV CVA	1.5%
Vale SA Preference Shares	1.5%
Saipem SpA	1.4%
Credit Suisse Group AG	1.4%
Nomura ETF — Nikkei 225	1.4%
Nestle SA	1.3%

Types of Investments in Portfolio
% of net assets
as of 5/28/10
Foreign Common Stocks	99.5%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.2%

Investments by Country
% of net assets
as of 5/28/10
United Kingdom	20.8%
Japan	14.6%
Switzerland	10.0%
Germany	7.3%
France	6.6%
Sweden	4.7%
Netherlands	3.7%
Australia	3.2%
People’s Republic of China	2.8%
Brazil	2.5%
South Korea	2.2%
Other Countries	21.1%
Cash and Equivalents*	0.5%
*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio*
Actual
Investor Class	$1,000	$912.40	$6.33	1.35%
Institutional Class	$1,000	$912.20	$5.39	1.15%
A Class	$1,000	$910.70	$7.50	1.60%
B Class	$1,000	$907.30	$10.99	2.35%
C Class	$1,000	$906.70	$10.99	2.35%
R Class	$1,000	$910.30	$8.67	1.85%
Hypothetical
Investor Class	$1,000	$1,017.90	$6.68	1.35%
Institutional Class	$1,000	$1,018.88	$5.69	1.15%
A Class	$1,000	$1,016.67	$7.91	1.60%
B Class	$1,000	$1,013.00	$11.60	2.35%
C Class	$1,000	$1,013.00	$11.60	2.35%
R Class	$1,000	$1,015.45	$9.14	1.85%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

International Growth

MAY 28, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.5%			GERMANY — 7.3%
AUSTRALIA — 3.2%			Allianz SE	129,570	$ 12,937,142
BHP Billiton Ltd.	952,154	$ 30,928,613	BASF SE	259,140	13,585,087
			Bayerische Motoren
Commonwealth			Werke AG	267,370	12,317,154
Bank of Australia	196,040	8,590,100
			Daimler AG(1)	356,900	17,592,768
Wesfarmers Ltd.	172,107	4,189,118
		43,707,831	Fresenius Medical
			Care AG & Co. KGaA	276,763	13,789,793
AUSTRIA — 0.5%			Metro AG	191,310	10,012,061
Erste Group Bank AG	190,630	6,802,922	SAP AG(1)	210,770	8,947,662
BELGIUM — 0.7%
			Siemens AG	140,080	12,588,823
Anheuser-Busch InBev NV	201,487	9,638,246
					101,770,490
BERMUDA — 0.2%
			HONG KONG — 1.7%
Seadrill Ltd.	153,030	3,133,613
			CNOOC Ltd.	7,774,000	12,169,085
BRAZIL — 2.5%
			Li & Fung Ltd.	2,466,000	10,946,686
Banco Santander
Brasil SA ADR	749,421	7,808,967			23,115,771
Itau Unibanco Holding SA			INDIA — 1.9%
Preference Shares	354,790	6,560,950	Housing Development
Vale SA Preference Shares	890,500	20,531,688	Finance Corp. Ltd.	148,758	8,922,479
		34,901,605	Infosys Technologies Ltd.	229,680	13,196,564
CANADA — 0.9%			Larsen & Toubro Ltd.	140,260	4,909,293
Canadian National					27,028,336
Railway Co.	212,690	12,206,838	INDONESIA — 1.1%
CZECH REPUBLIC — 1.0%			PT Bank Mandiri
CEZ AS(1)	338,020	14,116,289	(Persero) Tbk	9,963,000	5,491,824
DENMARK — 1.7%			PT Bank Rakyat Indonesia	5,718,000	5,169,521
Carlsberg A/S			PT United Tractors Tbk	2,235,500	4,277,830
B Shares	90,050	6,801,178			14,939,175
Novo Nordisk A/S			IRELAND — 0.5%
B Shares	217,349	16,710,122	Ryanair Holdings plc ADR(1)	300,581	7,075,677
		23,511,300	ISRAEL — 0.6%
FINLAND — 0.4%			Teva Pharmaceutical
Fortum Oyj	216,290	4,877,352	Industries Ltd. ADR	157,200	8,617,704
FRANCE — 6.6%			ITALY — 1.4%
Air Liquide SA	143,157	13,909,182	Saipem SpA	646,804	20,059,998
BNP Paribas	238,658	13,530,314	JAPAN — 14.6%
Cie Generale d’Optique			Asahi Glass Co. Ltd.	1,104,000	11,573,512
Essilor International SA	114,170	6,494,620	Canon, Inc.	417,400	17,098,410
Danone SA	141,824	7,246,917	Fanuc Ltd.	133,900	14,050,913
LVMH Moet Hennessy			HOYA Corp.	376,400	8,943,823
Louis Vuitton SA	140,270	14,727,375	Komatsu Ltd.	741,400	13,929,516
Pernod-Ricard SA	163,027	12,225,611	Mitsubishi Corp.	731,900	16,523,195
Societe Television			Mitsubishi UFJ
Francaise 1	257,114	3,644,217	Financial Group, Inc.	2,265,000	11,002,635
Total SA	224,026	10,449,178	Mitsui O.S.K. Lines Ltd.	1,027,000	7,282,147
Vallourec SA	52,150	9,645,863	Nidec Corp.	141,500	12,866,678
		91,873,277

12

International Growth

	Shares	Value		Shares	Value
Nomura ETF - Nikkei 225	174,065	$ 18,902,727	SPAIN — 1.9%
Omron Corp.	460,500	9,539,816	Banco Bilbao Vizcaya
ORIX Corp.	170,590	13,032,344	Argentaria SA	1,602,350	$ 16,604,970
Rakuten, Inc.	16,440	11,506,464	Banco Santander SA	958,444	9,727,709
Shin-Etsu Chemical Co. Ltd.	92,000	4,638,700			26,332,679
SOFTBANK CORP.	350,800	8,441,053	SWEDEN — 4.7%
Unicharm Corp.	134,600	13,275,293	Alfa Laval AB	658,920	8,317,367
Yahoo! Japan Corp.	26,999	9,413,306	Atlas Copco AB A Shares	1,164,180	16,467,105
		202,020,532	Getinge AB B Shares	217,710	4,293,096
LUXEMBOURG — 0.9%			H & M Hennes & Mauritz AB
Millicom International			B Shares	163,740	9,163,151
Cellular SA	160,697	12,844,511	Telefonaktiebolaget LM
MACAU — 0.4%			Ericsson B Shares	1,084,320	10,918,873
			Volvo AB B Shares(1)	1,517,030	15,710,083
Wynn Macau Ltd.(1)	3,426,520	5,501,833
NETHERLANDS — 3.7%					64,869,675
Akzo Nobel NV	172,340	8,759,015	SWITZERLAND — 10.0%
ASML Holding NV	221,500	6,256,425	Adecco SA	129,940	6,276,644
Royal Dutch Shell plc			Credit Suisse Group AG	515,820	19,996,609
B Shares	627,270	15,831,345	Holcim Ltd.	155,150	9,778,212
Unilever NV CVA	760,570	20,752,487	Kuehne + Nagel
		51,599,272	International AG	147,880	13,856,548
NORWAY — 1.0%			Nestle SA	411,340	18,569,970
Telenor ASA	666,310	8,204,912	Novartis AG	542,510	24,562,572
TGS Nopec			Roche Holding AG	103,879	14,243,592
Geophysical Co. ASA(1)	396,200	5,367,225	Sonova Holding AG	101,920	10,968,076
		13,572,137	Swatch Group AG (The)	56,150	14,601,986
PEOPLE’S REPUBLIC OF CHINA — 2.8%			Syngenta AG	24,922	5,506,399
Baidu, Inc. ADR(1)	104,600	7,657,766			138,360,608
Ctrip.com International			TAIWAN (REPUBLIC OF CHINA) — 1.9%
Ltd. ADR(1)	91,740	3,613,639	Hon Hai Precision
Industrial & Commercial			Industry Co. Ltd.	3,168,000	12,492,058
Bank of China Ltd.			HTC Corp.	776,000	10,486,332
H Shares	21,188,000	15,586,180	Taiwan Semiconductor
Mindray Medical			Manufacturing Co. Ltd. ADR	370,308	3,610,503
International Ltd. ADR	162,760	4,840,482			26,588,893
Tencent Holdings Ltd.	353,600	6,730,893	TURKEY — 0.3%
ZTE Corp. H Shares	331,400	1,084,798	Turkiye Garanti Bankasi AS	967,750	4,174,254
		39,513,758	UNITED KINGDOM — 20.8%
POLAND — 1.2%			Admiral Group plc	628,536	11,683,947
Powszechna Kasa			Antofagasta plc	513,808	6,541,745
Oszczednosci Bank Polski SA	1,334,070	16,280,762	ARM Holdings plc	3,089,140	11,029,656
SINGAPORE — 0.9%			Autonomy Corp. plc(1)	169,280	4,275,885
United Overseas Bank Ltd.	979,360	12,659,858	Barclays plc	4,847,717	21,150,284
SOUTH KOREA — 2.2%			BG Group plc	1,404,739	21,501,687
Hyundai Motor Co.	122,352	13,963,345	British Airways plc(1)	1,281,630	3,712,915
POSCO	12,630	4,925,341
			British American
Samsung			Tobacco plc	313,318	9,241,450
Electronics Co. Ltd.	17,910	11,576,593
			British Sky
		30,465,279	Broadcasting Group plc	5,370	44,644

13

International Growth

	Shares	Value	Market Sector Diversification
Carnival plc	370,616	$ 14,071,673	(as a % of net assets)
Compass Group plc	2,063,077	15,933,111	Financials	19.0%
HSBC Holdings plc			Industrials	15.7%
(Hong Kong)	1,986,751	18,210,057	Consumer Discretionary	13.5%
Intercontinental			Information Technology	11.1%
Hotels Group plc	735,550	11,599,636	Consumer Staples	10.2%
ITV plc(1)	16,944,970	13,658,347
			Materials	9.6%
Kingfisher plc	3,591,276	11,586,359	Health Care	7.5%
Lonmin plc(1)	593,190	14,367,367	Energy	7.0%
Next plc	118,330	3,546,187	Telecommunication Services	3.1%
Petrofac Ltd.	211,650	3,434,885	Utilities	1.4%
Reckitt Benckiser Group plc	276,533	12,951,521	Diversified	1.4%
Rolls-Royce Group plc(1)	1,298,026	11,031,073	Cash and Equivalents*	0.5%
Rolls-Royce Group plc C
Shares(1)	125,708,040	181,793	*Includes temporary cash investments and other assets and liabilities.
Schroders plc	332,669	6,369,253	Notes to Schedule of Investments
Smiths Group plc	540,810	8,073,217	ADR = American Depositary Receipt
Standard Chartered plc	462,728	10,927,520	CVA = Certificaten Van Aandelen
Tesco plc	2,822,793	16,777,344	ETF = Exchange Traded Fund
Tullow Oil plc	347,437	5,597,247	(1) Non-income producing.
Vodafone Group plc	6,898,640	13,814,094
Wolseley plc(1)	288,440	6,851,625
		288,164,522	See Notes to Financial Statements.
TOTAL COMMON STOCKS
(Cost $1,230,513,612)		1,380,324,997
Temporary Cash Investments — 0.3%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	38,096	38,096
Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Treasury obligations, 0.875%, 10/31/11,
valued at $3,982,228), in a joint trading
account at 0.15%, dated 5/28/10, due
6/1/10 (Delivery value $3,900,065)		3,900,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $3,938,096)		3,938,096
TOTAL INVESTMENT
SECURITIES — 99.8%
(Cost $1,234,451,708)		1,384,263,093
OTHER ASSETS
AND LIABILITIES — 0.2%		3,348,286
TOTAL NET ASSETS — 100.0%		$1,387,611,379

14

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,234,451,708)			$1,384,263,093
Foreign currency holdings, at value (cost of $7,874,361)			7,878,224
Receivable for investments sold			28,410,312
Receivable for capital shares sold			617,788
Dividends and interest receivable			7,607,003
Other assets			207,487
			1,428,983,907

Liabilities
Disbursements in excess of demand deposit cash			1,055,841
Payable for investments purchased			38,135,008
Payable for capital shares redeemed			678,469
Accrued management fees			1,466,001
Service fees (and distribution fees — A Class and R Class) payable			34,963
Distribution fees payable			2,246
			41,372,528

Net Assets			$1,387,611,379

Net Assets Consist of:
Capital (par value and paid-in surplus)			$1,617,582,859
Undistributed net investment income			7,880,231
Accumulated net realized loss on investment and foreign currency transactions			(387,595,829)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			149,744,118
			$1,387,611,379

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,129,997,996	129,045,897	$8.76
Institutional Class, $0.01 Par Value	$85,804,095	9,803,322	$8.75
A Class, $0.01 Par Value	$164,294,885	18,750,387	$8.76*
B Class, $0.01 Par Value	$1,182,480	135,766	$8.71
C Class, $0.01 Par Value	$2,494,832	288,226	$8.66
R Class, $0.01 Par Value	$3,837,091	436,185	$8.80
* Maximum offering price $9.29 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,093,486)	$ 20,151,327
Interest	1,543
20,152,870

Expenses:
Management fees	9,950,390
Distribution fees:
B Class	5,040
C Class	11,039
Service fees:
B Class	1,680
C Class	3,680
Distribution and service fees:
A Class	217,725
R Class	12,583
Directors’ fees and expenses	24,173
Other expenses	27,210
10,253,520

Net investment income (loss)	9,899,350

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	72,683,254
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $57,042)	(1,942,111)
70,741,143

Change in net unrealized appreciation (depreciation) on:
Investments	(90,112,333)
Translation of assets and liabilities in foreign currencies	(126,942,247)
(217,054,580)

Net realized and unrealized gain (loss)	(146,313,437)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(136,414,087)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 9,899,350	$ 15,019,787
Net realized gain (loss)	70,741,143	(172,012,014)
Change in net unrealized appreciation (depreciation)	(217,054,580)	593,662,338
Net increase (decrease) in net assets resulting from operations	(136,414,087)	436,670,111

Distributions to Shareholders
From net investment income:
Investor Class	(19,906,689)	(18,150,440)
Institutional Class	(1,322,640)	(723,098)
A Class	(1,881,933)	(2,178,683)
B Class	—	(9,776)
C Class	—	(24,583)
R Class	(29,305)	(35,665)
Decrease in net assets from distributions	(23,140,567)	(21,122,245)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	12,853,462	(85,157,099)

Redemption Fees
Increase in net assets from redemption fees	23,370	39,738

Net increase (decrease) in net assets	(146,677,822)	330,430,505

Net Assets
Beginning of period	1,534,289,201	1,203,858,696
End of period	$1,387,611,379	$1,534,289,201

Undistributed net investment income	$7,880,231	$21,121,448

See Notes to Financial Statements.

17

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of foreign companies in at least three developed countries (excluding the United States). The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 9), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund includes the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 1.34% for the Investor Class, A Class, B Class, C Class and R Class and 1.14% for the Institutional Class.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

20

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $1,061,645,253 and $1,068,407,456, respectively.

21

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended May 28, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,000,000,000		1,000,000,000
Sold	5,613,219	$ 54,077,845	12,516,913	$ 96,703,854
Issued in reinvestment of distributions	1,715,677	16,876,303	2,043,214	15,589,724
Redeemed	(9,505,985)	(87,645,789)	(25,833,107)	(196,779,172)
	(2,177,089)	(16,691,641)	(11,272,980)	(84,485,594)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	3,703,064	33,162,880	3,533,605	25,915,890
Issued in reinvestment of distributions	124,940	1,229,822	88,473	675,052
Redeemed	(869,635)	(8,093,721)	(1,961,908)	(14,985,413)
	2,958,369	26,298,981	1,660,170	11,605,529
A Class/Shares Authorized	125,000,000		125,000,000
Sold	2,824,326	27,136,842	5,639,882	42,702,246
Issued in reinvestment of distributions	128,516	1,263,884	210,171	1,601,500
Redeemed	(2,492,831)	(23,529,749)	(7,312,770)	(56,894,013)
	460,011	4,870,977	(1,462,717)	(12,590,267)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	230	2,270	18,871	154,787
Issued in reinvestment of distributions	—	—	971	7,361
Redeemed	(16,841)	(159,868)	(39,492)	(266,327)
	(16,611)	(157,598)	(19,650)	(104,179)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	13,267	127,011	36,318	302,120
Issued in reinvestment of distributions	—	—	2,254	16,969
Redeemed	(44,947)	(407,617)	(177,382)	(1,285,116)
	(31,680)	(280,606)	(138,810)	(966,027)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	79,331	779,332	318,322	2,509,562
Issued in reinvestment of distributions	2,819	27,821	4,389	33,532
Redeemed	(205,037)	(1,993,804)	(146,076)	(1,159,655)
	(122,887)	(1,186,651)	176,635	1,383,439
Net increase (decrease)	1,070,113	$ 12,853,462	(11,057,352)	$ (85,157,099)

22

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$56,069,249	$1,324,255,748	—
Temporary Cash Investments	38,096	3,900,000	—
Total Value of Investment Securities	$56,107,345	$1,328,155,748	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

23

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,270,095,337
Gross tax appreciation of investments	$174,244,579
Gross tax depreciation of investments	(60,076,823)
Net tax appreciation (depreciation) of investments	$114,167,756

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2009, the fund had accumulated capital losses of $(404,439,509), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(131,447,878) and $(272,991,631) expire in 2016 and 2017, respectively.

The fund had a currency loss deferral of $(10,532), which represent net currency losses incurred in the one-month period ended November 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

24

Financial Highlights

International Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.75	$7.15	$14.87	$12.17	$9.75	$8.79
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.09	0.14	0.13	0.06	0.11
Net Realized and
Unrealized Gain (Loss)	(0.90)	2.64	(6.96)	2.66	2.54	0.94
Total From
Investment Operations	(0.84)	2.73	(6.82)	2.79	2.60	1.05
Distributions
From Net
Investment Income	(0.15)	(0.13)	(0.11)	(0.09)	(0.18)	(0.09)
From Net Realized Gains	—	—	(0.79)	—	—	—
Total Distributions	(0.15)	(0.13)	(0.90)	(0.09)	(0.18)	(0.09)
Net Asset Value,
End of Period	$8.76	$9.75	$7.15	$14.87	$12.17	$9.75

Total Return(3)	(8.76)%	38.66%	(48.67)%	23.09%	27.03%	12.09%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.35%(4)	1.38%	1.31%	1.27%	1.26%	1.23%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.35%(4)	1.18%	1.18%	0.94%	0.52%	1.22%
Portfolio Turnover Rate	71%	151%	144%	133%	95%	89%
Net Assets, End of Period
(in thousands)	$1,129,998	$1,279,615	$1,018,753	$2,267,093	$2,352,967	$2,249,430
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

25

International Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.78	$7.17	$14.91	$12.20	$9.78	$8.82
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.08	0.11	0.15	0.17	0.07	0.13
Net Realized and
Unrealized Gain (Loss)	(0.92)	2.64	(6.96)	2.66	2.55	0.94
Total From
Investment Operations	(0.84)	2.75	(6.81)	2.83	2.62	1.07
Distributions
From Net
Investment Income	(0.19)	(0.14)	(0.14)	(0.12)	(0.20)	(0.11)
From Net Realized Gains	—	—	(0.79)	—	—	—
Total Distributions	(0.19)	(0.14)	(0.93)	(0.12)	(0.20)	(0.11)
Net Asset Value,
End of Period	$8.75	$9.78	$7.17	$14.91	$12.20	$9.78

Total Return(3)	(8.78)%	38.96%	(48.55)%	23.36%	27.19%	12.28%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.15%(4)	1.18%	1.11%	1.07%	1.06%	1.03%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.55%(4)	1.38%	1.38%	1.14%	0.72%	1.42%
Portfolio Turnover Rate	71%	151%	144%	133%	95%	89%
Net Assets, End of Period
(in thousands)	$85,804	$66,920	$37,160	$80,452	$125,814	$247,077
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

26

International Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.72	$7.13	$14.82	$12.12	$9.72	$8.76
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.05	0.07	0.11	0.08	0.03	0.09
Net Realized and
Unrealized Gain (Loss)	(0.91)	2.63	(6.94)	2.68	2.52	0.94
Total From
Investment Operations	(0.86)	2.70	(6.83)	2.76	2.55	1.03
Distributions
From Net
Investment Income	(0.10)	(0.11)	(0.07)	(0.06)	(0.15)	(0.07)
From Net Realized Gains	—	—	(0.79)	—	—	—
Total Distributions	(0.10)	(0.11)	(0.86)	(0.06)	(0.15)	(0.07)
Net Asset Value,
End of Period	$8.76	$9.72	$7.13	$14.82	$12.12	$9.72

Total Return(4)	(8.93)%	38.30%	(48.79)%	22.87%	26.57%	11.85%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.60%(5)	1.63%	1.56%	1.52%	1.51%	1.48%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.10%(5)	0.93%	0.93%	0.69%	0.27%	0.97%
Portfolio Turnover Rate	71%	151%	144%	133%	95%	89%
Net Assets, End of Period
(in thousands)	$164,295	$177,804	$140,798	$241,579	$336,497	$259,651
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 28, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

27

International Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.60	$7.04	$14.68	$12.04	$9.65	$8.70
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.01	0.02	—(3)	(0.05)	0.02
Net Realized and
Unrealized Gain (Loss)	(0.90)	2.61	(6.87)	2.64	2.52	0.93
Total From
Investment Operations	(0.89)	2.62	(6.85)	2.64	2.47	0.95
Distributions
From Net
Investment Income	—	(0.06)	—	—	(0.08)	—(3)
From Net Realized Gains	—	—	(0.79)	—	—	—
Total Distributions	—	(0.06)	(0.79)	—	(0.08)	—(3)
Net Asset Value,
End of Period	$8.71	$9.60	$7.04	$14.68	$12.04	$9.65

Total Return(4)	(9.27)%	37.36%	(49.18)%	21.93%	25.71%	10.97%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.35%(5)	2.38%	2.31%	2.27%	2.26%	2.23%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.35%(5)	0.18%	0.18%	(0.06)%	(0.48)%	0.22%
Portfolio Turnover Rate	71%	151%	144%	133%	95%	89%
Net Assets, End of Period
(in thousands)	$1,182	$1,463	$1,211	$3,320	$2,699	$1,676
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

28

International Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.54	$7.00	$14.60	$11.97	$9.60	$8.66
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.01	0.02	—(3)	(0.05)	0.02
Net Realized and
Unrealized Gain (Loss)	(0.89)	2.59	(6.83)	2.63	2.50	0.92
Total From
Investment Operations	(0.88)	2.60	(6.81)	2.63	2.45	0.94
Distributions
From Net
Investment Income	—	(0.06)	—	—	(0.08)	—(3)
From Net Realized Gains	—	—	(0.79)	—	—	—
Total Distributions	—	(0.06)	(0.79)	—	(0.08)	—(3)
Net Asset Value,
End of Period	$8.66	$9.54	$7.00	$14.60	$11.97	$9.60

Total Return(4)	(9.33)%	37.29%	(49.18)%	21.97%	25.64%	10.91%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.35%(5)	2.38%	2.31%	2.27%	2.26%	2.23%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.35%(5)	0.18%	0.18%	(0.06)%	(0.48)%	0.22%
Portfolio Turnover Rate	71%	151%	144%	133%	95%	89%
Net Assets, End of Period
(in thousands)	$2,495	$3,051	$3,210	$7,318	$6,250	$5,246
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

29

International Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$9.72	$7.13	$14.81	$12.12	$9.71	$8.75
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.06	0.09	0.07	0.01	0.07
Net Realized and
Unrealized Gain (Loss)	(0.90)	2.62	(6.96)	2.65	2.53	0.94
Total From
Investment Operations	(0.87)	2.68	(6.87)	2.72	2.54	1.01
Distributions
From Net
Investment Income	(0.05)	(0.09)	(0.02)	(0.03)	(0.13)	(0.05)
From Net Realized Gains	—	—	(0.79)	—	—	—
Total Distributions	(0.05)	(0.09)	(0.81)	(0.03)	(0.13)	(0.05)
Net Asset Value,
End of Period	$8.80	$9.72	$7.13	$14.81	$12.12	$9.71

Total Return(3)	(8.97)%	37.97%	(48.92)%	22.48%	26.39%	11.58%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.85%(4)	1.88%	1.81%	1.77%	1.76%	1.69%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.85%(4)	0.68%	0.68%	0.44%	0.02%	0.76%(5)
Portfolio Turnover Rate	71%	151%	144%	133%	95%	89%
Net Assets, End of Period
(in thousands)	$3,837	$5,436	$2,727	$4,042	$2,106	$1,809
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.73% and 0.72%, respectively.

See Notes to Financial Statements.

30

Board Approval of Management and Subadvisory Agreements

American Century Global Investment Management, Inc. (“ACGIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Investment Management, Inc. (“ACIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subadvisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subadvisor after the termination of the Prior Agreements and until shareholder approval of a new management agreement (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

Because American Century had indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, the Proposed Agreement is with ACIM as sole investment advisor to the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of a subadvisor in the Proposed Agreement. Under the Proposed Agreement, ACIM will provide the same services as provided by ACGIM and ACIM, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

31

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subad-visor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

32

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Agreement, ACIM is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, ACIM provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

33

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects ACIM to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with ACIM the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, ACIM will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by ACIM.

34

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers ACIM’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that ACIM’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by ACIM regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by ACIM and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of its advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the advisor in providing various functions to the Fund. The Board believes ACIM will appropriately share economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays ACGIM or ACIM a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, ACIM is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified

35

fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to ACIM the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by ACIM. The Board concluded that the management fee to be paid by the Fund to ACIM under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from ACIM concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits ACIM may receive as a result of its relationship with the Fund. The Board concluded that ACIM’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that ACIM receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that ACIM is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by ACIM and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68670

Semiannual Report
May 28, 2010

American Century Investments®

Global Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Global Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23

Other Information

Board Approval of Management and Subadvisory Agreements	29
Additional Information	35
Index Definitions	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	-8.85%	MSCI World Free Index	-4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	-2.75%	*Total returns for periods less than one year are not annualized and are
		based on the period beginning December 1, 2009.

4

Performance

Global Growth

Total Returns as of May 28, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year(2)	5 years(2)	10 years(2)	Inception	Date
Investor Class	TWGGX	-5.60%	14.34%	3.31%	0.70%	6.47%	12/1/98
MSCI World Free Index	—	-4.92%	13.65%	0.94%	-0.35%	1.54%(3)	—
Institutional Class	AGGIX	-5.66%	14.48%	3.51%	—	0.39%	8/1/00
A Class(4)	AGGRX						2/5/99
No sales charge*		-5.78%	13.99%	3.04%	0.44%	5.29%
With sales charge*		-11.22%	7.38%	1.83%	-0.14%	4.74%
B Class	ACWBX						12/1/05
No sales charge*		-6.13%	13.16%	—	—	-0.66%
With sales charge*		-11.13%	9.16%	—	—	-1.12%
C Class	AGLCX						3/1/02
No sales charge*		-6.19%	13.10%	2.27%	—	3.97%
With sales charge*		-7.13%	13.10%	2.27%	—	3.97%
R Class	AGORX	-5.87%	13.70%	—	—	1.36%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the periods beginning June 1, 2009 for the 1 year returns, June 1, 2005 for the 5 year returns and June 1, 2000 for the 10 year returns.
(3)	Total return from 11/30/98, the date nearest the Investor Class’s inception for which data are available, through 5/31/10, the date nearest the report date for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Global Growth

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.22%	1.02%	1.47%	2.22%	2.22%	1.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Global Growth

Portfolio Managers: Keith Creveling and Brent Puff

Performance Summary

The Global Growth portfolio returned -5.60%* for the six months ended May 28, 2010, compared with its benchmark, the MSCI World Free Index, which returned -4.92%.

Investor confidence generally remained upbeat for the first four months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, late in the period, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices plunged, wiping out the gains achieved earlier in the period. International growth stocks fared slightly better than their value counterparts, while small-cap stocks outperformed large-cap stocks. Meanwhile, the euro tumbled sharply relative to the U.S. dollar, which added to the woes of foreign-based corporations.

Overall, the impact of currency exchange rates accounted for the bulk of the portfolio’s relative underperformance. Stock selection and sector allocations generally had a favorable impact on performance, but not enough to offset the impact of a strong U.S. dollar on foreign stock holdings.

Brazil Led Detractors; France Was Top Contributor

From a geographical perspective, our out-of-benchmark position in Brazil detracted the most from relative performance. In particular, Petroleo Brasileiro, Brazil’s state-run oil company, dragged down results, as investor uncertainty about a major capitalization plan involving the company and the Brazilian government weighed on the stock. While stock selection and an overweight position were positive factors in Switzerland, currency was a negative influence that landed the country among the largest detractors. Also, the portfolio was not invested in Canada, which hurt results compared with the benchmark.

On a relative basis, France led all country contributors in the fund, due to stock selection and an underweighted position, followed by a portfolio-only position in South Korea and an underweighted position in Italy. Our position in South Korea’s Hyundai Motor Co. was among the portfolio’s top-performing holdings. In the challenging economic environment, consumers “traded down” for value, and Hyundai’s line of affordable cars benefited. Backed by a savvy, yet frugal, marketing strategy, the company continued to gain market share in a difficult climate for automakers.

Financials Stocks Lagged

Stock selection led to lagging results in the portfolio’s financials sector. In particular, our overweighted position in Spain’s Banco Santander, a financial company operating in Europe, Latin America, and the United States,

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

7

Global Growth

represented the portfolio’s weakest holding. The company’s stock faltered on fallout from Spain’s mounting financial and sovereign debt crisis, high unemployment, and extended economic downturn.

The portfolio’s materials and consumer discretionary sectors also were among the weakest performers. In materials, stock selection in the chemicals industry drove down results, while stock selection in the specialty retail segment hurt overall performance in the consumer discretionary sector.

Industrials Led All Sectors

Stock selection combined with an overweighted position pushed the portfolio’s industrials sector into the top-performing spot for the six-month period. U.S.-based Danaher Corp., a diversified equipment and machinery manufacturer, was the sector’s leading stock, advancing on better-than-expected earnings.

Despite overall underperformance from the information technology sector, which finished the period as the portfolio’s largest sector weighting, our overweighted position in U.S.-based Apple, Inc. represented the top contributor. Stock in the personal computer and electronic device manufacturer continued to climb during the period on strong sales of the iPhone, iPod, and iPad.

Outlook

Global economic activity is improving, but significant headwinds remain—namely, the explosion of sovereign debt in developed nations. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in developed countries around the world, including the United States, with sustainable growth characteristics and promising long-term outlooks.

8

Global Growth

Top Ten Holdings
% of net assets
as of 5/28/10
Apple, Inc.	3.5%
BHP Billiton Ltd.(1)	3.0%
Cisco Systems, Inc.	2.5%
American Express Co.	2.4%
EMC Corp.	2.4%
United Parcel Service, Inc., Class B	2.4%
Union Pacific Corp.	2.3%
Danaher Corp.	2.3%
Schlumberger Ltd.	2.2%
Occidental Petroleum Corp.	2.2%
(1) Includes shares traded on all exchanges.

Types of Investments in Portfolio
% of net assets
as of 5/28/10
Domestic Common Stocks	54.8%
Foreign Common Stocks(2)	44.9%
Total Equity Exposure	99.7%
Other Assets and Liabilities	0.3%
(2) Includes depositary shares, dual listed securities and foreign ordinary shares.

Investments by Country
% of net assets
as of 5/28/10
United States	54.8%
United Kingdom	9.9%
Switzerland	9.8%
Japan	6.5%
France	3.0%
Australia	3.0%
Other Countries	12.7%
Other Assets and Liabilities	0.3%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

10

to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 - 5/28/10	Expense Ratio*
Actual
Investor Class	$1,000	$944.00	$5.53	1.16%
Institutional Class	$1,000	$943.40	$4.57	0.96%
A Class	$1,000	$942.20	$6.71	1.41%
B Class	$1,000	$938.70	$10.27	2.16%
C Class	$1,000	$938.10	$10.27	2.16%
R Class	$1,000	$941.30	$7.90	1.66%
Hypothetical
Investor Class	$1,000	$1,018.83	$5.74	1.16%
Institutional Class	$1,000	$1,019.81	$4.75	0.96%
A Class	$1,000	$1,017.61	$6.98	1.41%
B Class	$1,000	$1,013.93	$10.67	2.16%
C Class	$1,000	$1,013.93	$10.67	2.16%
R Class	$1,000	$1,016.38	$8.21	1.66%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

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Schedule of Investments

Global Growth

MAY 28, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.7%			Nidec Corp.	43,900	$ 3,991,853
AUSTRALIA — 3.0%			ORIX Corp.	58,580	4,475,261
BHP Billiton Ltd.	295,170	$ 9,587,943	Rakuten, Inc.	8,822	6,174,575
BHP Billiton Ltd. ADR	33,990	2,203,912	SMC Corp.	26,600	3,402,697
		11,791,855			25,677,096
BRAZIL — 1.6%			NETHERLANDS — 1.2%
			ASML Holding NV
Banco Santander Brasil			New York Shares	169,210	4,781,875
SA ADR	390,170	4,065,571
Itau Unibanco			PEOPLE’S REPUBLIC OF CHINA — 0.9%
Holding SA ADR	113,280	2,085,485	Baidu, Inc. ADR(1)	17,880	1,308,995
		6,151,056	Ctrip.com International
			Ltd. ADR(1)	51,470	2,027,403
FRANCE — 3.0%
Accor SA(1)	74,560	3,513,518			3,336,398
Cie Generale d’Optique			POLAND — 0.9%
Essilor International SA	42,290	2,405,689	Powszechna Kasa
LVMH Moet Hennessy Louis			Oszczednosci Bank Polski SA	282,110	3,442,822
Vuitton SA	29,890	3,138,242	SOUTH KOREA — 1.4%
Pernod-Ricard SA	36,587	2,743,708	Hyundai Motor Co.	47,820	5,457,427
		11,801,157	SWEDEN — 1.0%
GERMANY — 1.3%			Atlas Copco AB A Shares	266,890	3,775,108
Bayerische Motoren			SWITZERLAND — 9.8%
Werke AG	65,650	3,024,353	ABB Ltd.(1)	187,070	3,191,113
Fresenius Medical Care			Adecco SA	125,250	6,050,098
AG & Co. KGaA	41,360	2,060,773	Credit Suisse Group AG	127,030	4,924,527
		5,085,126	Holcim Ltd.	56,610	3,567,803
HONG KONG — 0.7%			Nestle SA	130,310	5,882,853
CNOOC Ltd.	1,688,000	2,642,322	Novartis AG	43,530	1,970,855
Li & Fung Ltd.	36,000	159,806	Roche Holding AG	14,400	1,974,487
		2,802,128	Sonova Holding AG	19,180	2,064,047
INDIA — 1.1%			Swatch Group AG (The)	22,890	5,952,617
HDFC Bank Ltd.	24,690	1,004,953	Xstrata plc	211,420	3,090,034
HDFC Bank Ltd. ADR	6,030	838,170			38,668,434
Infosys Technologies			TAIWAN (REPUBLIC OF CHINA) — 0.2%
Ltd. ADR	42,800	2,462,284
			Wistron Corp.	495,518	810,706
		4,305,407
			UNITED KINGDOM — 9.9%
INDONESIA — 0.6%
			Admiral Group plc	194,900	3,623,024
PT Bank Mandiri
(Persero) Tbk	4,098,500	2,259,183	Antofagasta plc	194,780	2,479,917
ISRAEL — 0.6%			ARM Holdings plc	476,870	1,702,646
Teva Pharmaceutical			Barclays plc	1,563,850	6,822,979
Industries Ltd. ADR	39,940	2,189,511	BG Group plc	358,240	5,483,413
ITALY — 1.2%			Compass Group plc	1,004,340	7,756,502
Saipem SpA	155,330	4,817,409	HSBC Holdings plc	379,600	3,442,147
JAPAN — 6.5%			Petrofac Ltd.	85,720	1,391,157
Canon, Inc.	62,400	2,556,159	Reckitt Benckiser Group plc	135,725	6,356,729
Komatsu Ltd.	270,200	5,076,551			39,058,514

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Global Growth

	Shares	Value		Shares	Value
UNITED STATES — 54.8%			priceline.com, Inc.(1)	6,980	$ 1,334,297
3M Co.	35,270	$ 2,797,264	Schlumberger Ltd.	156,010	8,759,961
Air Products			Southwestern Energy Co.(1)	55,555	2,089,424
& Chemicals, Inc.	81,530	5,630,462	SYSCO Corp.	255,140	7,605,723
Allergan, Inc.	85,030	5,117,956	Union Pacific Corp.	128,000	9,143,040
Amazon.com, Inc.(1)	32,410	4,066,159	United Parcel Service, Inc.,
American Express Co.	240,670	9,595,513	Class B	147,420	9,252,079
American Tower Corp.,			Visa, Inc., Class A	74,681	5,411,385
Class A(1)	197,370	7,999,406	Walt Disney Co. (The)	90,420	3,021,836
Apache Corp.	34,880	3,123,155	Whole Foods Market, Inc.(1)	14,620	591,087
Apple, Inc.(1)	54,170	13,930,357	Yum! Brands, Inc.	89,220	3,653,559
Celgene Corp.(1)	43,690	2,305,084			215,430,410
Cisco Systems, Inc.(1)	422,590	9,787,184	TOTAL INVESTMENT
Cliffs Natural Resources, Inc.	39,770	2,221,552	SECURITIES — 99.7%
Coach, Inc.	142,340	5,851,597	(Cost $356,425,470)		391,641,622
Colgate-Palmolive Co.	76,250	5,954,363	OTHER ASSETS
			AND LIABILITIES — 0.3%		1,296,518
Cooper Industries plc	94,010	4,415,650
			TOTAL NET ASSETS — 100.0%		$392,938,140
Danaher Corp.	111,840	8,877,859
Discovery Communications,
Inc., Class A(1)	83,680	3,151,389	Market Sector Diversification
EMC Corp.(1)	504,670	9,396,955	(as a % of net assets)
Equinix, Inc.(1)	23,780	2,187,998	Information Technology		17.1%
EXCO Resources, Inc.	96,546	1,665,419	Consumer Discretionary		16.4%
Express Scripts, Inc.(1)	58,060	5,840,836	Industrials		16.0%
Fifth Third Bancorp.	214,860	2,791,031	Financials		14.8%
General Mills, Inc.	97,534	6,947,347	Energy		9.8%
Goldman Sachs			Consumer Staples		9.2%
Group, Inc. (The)	8,470	1,221,882	Materials		7.3%
Google, Inc., Class A(1)	6,060	2,940,191	Health Care		7.1%
Hewlett-Packard Co.	133,850	6,158,439	Telecommunication Services		2.0%
Home Depot, Inc. (The)	89,800	3,040,628	Other Assets and Liabilities		0.3%
Kohl’s Corp.(1)	58,900	2,989,175
MasterCard, Inc., Class A	18,860	3,805,382	Notes to Schedule of Investments
Medco Health			ADR = American Depositary Receipt
Solutions, Inc.(1)	34,910	2,012,562	(1) Non-income producing.
Occidental Petroleum Corp.	104,040	8,584,340
PACCAR, Inc.	68,340	2,801,940
PNC Financial Services			See Notes to Financial Statements.
Group, Inc.	117,274	7,358,944

13

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $356,425,470)			$391,641,622
Foreign currency holdings, at value (cost of $513,718)			513,802
Receivable for investments sold			6,113,701
Receivable for capital shares sold			114,650
Dividends and interest receivable			855,181
			399,238,956

Liabilities
Disbursements in excess of demand deposit cash			1,133,865
Payable for investments purchased			4,611,564
Payable for capital shares redeemed			190,068
Accrued management fees			355,315
Service fees (and distribution fees – A Class and R Class) payable			7,392
Distribution fees payable			2,612
			6,300,816
Net Assets			$392,938,140

Net Assets Consist of:
Capital (par value and paid-in surplus)			$453,338,533
Undistributed net investment income			941,671
Accumulated net realized loss on investment and foreign currency transactions			(96,560,072)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			35,218,008
			$392,938,140

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$314,140,146	42,978,441	$7.31
Institutional Class, $0.01 Par Value	$42,630,409	5,780,058	$7.38
A Class, $0.01 Par Value	$31,513,405	4,370,640	$7.21*
B Class, $0.01 Par Value	$754,354	106,946	$7.05
C Class, $0.01 Par Value	$3,466,183	508,085	$6.82
R Class, $0.01 Par Value	$433,643	60,051	$7.22
*Maximum offering price $7.65 (net asset value divided by 0.9425)

See Notes to Financial Statements.

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Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $251,604)	$ 4,002,556
Interest	1,062
4,003,618
Expenses:
Management fees	2,396,488
Distribution fees:
B Class	3,088
C Class	14,349
Service fees:
B Class	1,029
C Class	4,783
Distribution and service fees:
A Class	42,970
R Class	1,060
Directors’ fees and expenses	6,726
Other expenses	9,288
2,479,781

Net investment income (loss)	1,523,837

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $66,105)	23,229,733
Foreign currency transactions	945,519
24,175,252

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(70,367))	(31,713,560)
Translation of assets and liabilities in foreign currencies	(17,864,392)
(49,577,952)

Net realized and unrealized gain (loss)	(25,402,700)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,878,863)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 1,523,837	$ 2,186,335
Net realized gain (loss)	24,175,252	(61,414,112)
Change in net unrealized appreciation (depreciation)	(49,577,952)	164,334,702
Net increase (decrease) in net assets resulting from operations	(23,878,863)	105,106,925

Distributions to Shareholders
From net investment income:
Investor Class	(2,545,624)	(63,581)
Institutional Class	(512,165)	(59,013)
A Class	(82,118)	—
Decrease in net assets from distributions	(3,139,907)	(122,594)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(10,960,918)	(2,669,083)

Redemption Fees
Increase in net assets from redemption fees	5,841	12,362

Net increase (decrease) in net assets	(37,973,847)	102,327,610

Net Assets
Beginning of period	430,911,987	328,584,377
End of period	$392,938,140	$430,911,987

Undistributed net investment income	$941,671	$2,557,741

See Notes to Financial Statements.

16

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of issuers in the United States and other developed countries. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

17

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

18

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 9), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.05% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 1.15% for the Investor Class, A Class, B Class, C Class and R Class and 0.95% for the Institutional Class.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

19

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $268,476,225 and $277,527,141, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended May 28, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,667,558	$ 13,119,564	5,400,539	$34,671,769
Issued in reinvestment of distributions	263,938	2,088,844	10,253	52,087
Redeemed	(3,360,168)	(26,062,538)	(7,583,471)	(47,853,604)
	(1,428,672)	(10,854,130)	(2,172,679)	(13,129,748)
Institutional Class/Shares Authorized	35,000,000		35,000,000
Sold	463,228	3,664,652	1,749,631	10,833,115
Issued in reinvestment of distributions	63,922	510,882	11,450	58,854
Redeemed	(412,780)	(3,226,347)	(868,863)	(5,358,928)
	114,370	949,187	892,218	5,533,041
A Class/Shares Authorized	35,000,000		35,000,000
Sold	546,882	4,212,654	2,253,267	13,745,515
Issued in reinvestment of distributions	10,288	80,224	—	—
Redeemed	(715,942)	(5,505,553)	(1,589,618)	(9,705,190)
	(158,772)	(1,212,675)	663,649	4,040,325
B Class/Shares Authorized	10,000,000		10,000,000
Sold	126	1,000	59,034	406,476
Redeemed	(6,332)	(46,592)	(20,190)	(111,170)
	(6,206)	(45,592)	38,844	295,306
C Class/Shares Authorized	10,000,000		10,000,000
Sold	147,135	1,089,602	185,636	1,218,550
Redeemed	(125,453)	(907,695)	(129,006)	(729,428)
	21,682	181,907	56,630	489,122
R Class/Shares Authorized	5,000,000		5,000,000
Sold	18,221	144,094	26,932	176,194
Redeemed	(15,724)	(123,709)	(12,873)	(73,323)
	2,497	20,385	14,059	102,871
Net increase (decrease)	(1,455,101)	$(10,960,918)	(507,279)	$(2,669,083)

20

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$215,430,410	—	—
Foreign Common Stocks	21,963,206	$154,248,006	—
Total Value of Investment Securities	$237,393,616	$154,248,006	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

21

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$359,708,158
Gross tax appreciation of investments	$49,505,939
Gross tax depreciation of investments	(17,572,475)
Net tax appreciation (depreciation) of investments	$31,933,464

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

As of November 30, 2009, the fund had accumulated capital losses of $(116,425,124), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(40,260,034) and $(76,165,090) expire in 2016 and 2017, respectively.

The fund had a capital loss deferral of $(667,887), which represents net capital losses incurred in the one-month period ended November 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

22

Financial Highlights

Global Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.80	$5.90	$12.69	$10.52	$8.88	$7.49
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.04	0.04	0.03	—(3)	—(3)
Net Realized and
Unrealized Gain (Loss)	(0.46)	1.86	(4.75)	2.41	1.70	1.41
Total From
Investment Operations	(0.43)	1.90	(4.71)	2.44	1.70	1.41
Distributions
From Net
Investment Income	(0.06)	—(3)	—	(0.05)	(0.06)	(0.02)
From Net Realized Gains	—	—	(2.08)	(0.22)	—	—
Total Distributions	(0.06)	—(3)	(2.08)	(0.27)	(0.06)	(0.02)
Net Asset Value,
End of Period	$7.31	$7.80	$5.90	$12.69	$10.52	$8.88

Total Return(4)	(5.60)%	32.24%	(44.01)%	23.73%	19.30%	18.87%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.16%(5)	1.22%	1.26%	1.30%	1.31%	1.30%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.73%(5)	0.62%	0.40%	0.29%	(0.05)%	(0.01)%
Portfolio Turnover Rate	63%	103%	121%	108%	95%	36%
Net Assets, End of Period
(in thousands)	$314,140	$346,590	$274,599	$481,553	$418,185	$378,976
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

23

Global Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.90	$5.97	$12.79	$10.60	$8.95	$7.55
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.05	0.07	0.06	0.01	0.01
Net Realized and
Unrealized Gain (Loss)	(0.47)	1.89	(4.81)	2.42	1.72	1.43
Total From
Investment Operations	(0.43)	1.94	(4.74)	2.48	1.73	1.44
Distributions
From Net
Investment Income	(0.09)	(0.01)	—	(0.07)	(0.08)	(0.04)
From Net Realized Gains	—	—	(2.08)	(0.22)	—	—
Total Distributions	(0.09)	(0.01)	(2.08)	(0.29)	(0.08)	(0.04)
Net Asset Value,
End of Period	$7.38	$7.90	$5.97	$12.79	$10.60	$8.95

Total Return(3)	(5.66)%	32.61%	(43.88)%	23.99%	19.50%	19.22%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.96%(4)	1.02%	1.05%	1.10%	1.11%	1.10%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.93%(4)	0.82%	0.61%	0.49%	0.15%	0.19%
Portfolio Turnover Rate	63%	103%	121%	108%	95%	36%
Net Assets, End of Period
(in thousands)	$42,630	$44,752	$28,477	$16,298	$8,540	$8,669
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

24

Global Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.67	$5.81	$12.56	$10.41	$8.79	$7.41
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.02	0.02	0.01	0.01	(0.03)	(0.02)
Net Realized and
Unrealized Gain (Loss)	(0.46)	1.84	(4.68)	2.38	1.69	1.40
Total From
Investment Operations	(0.44)	1.86	(4.67)	2.39	1.66	1.38
Distributions
From Net
Investment Income	(0.02)	—	—	(0.02)	(0.04)	—
From Net Realized Gains	—	—	(2.08)	(0.22)	—	—
Total Distributions	(0.02)	—	(2.08)	(0.24)	(0.04)	—
Net Asset Value,
End of Period	$7.21	$7.67	$5.81	$12.56	$10.41	$8.79

Total Return(4)	(5.78)%	32.01%	(44.17)%	23.47%	18.97%	18.62%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.41%(5)	1.47%	1.51%	1.55%	1.56%	1.55%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.48%(5)	0.37%	0.15%	0.04%	(0.30)%	(0.26)%
Portfolio Turnover Rate	63%	103%	121%	108%	95%	36%
Net Assets, End of Period
(in thousands)	$31,513	$34,744	$22,447	$18,402	$5,571	$3,664
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 28, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

25

Global Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$7.51	$5.73	$12.50	$10.42	$9.02
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)	(0.03)	(0.05)	(0.08)	(0.11)
Net Realized and Unrealized Gain (Loss)	(0.45)	1.81	(4.64)	2.38	1.57
Total From Investment Operations	(0.46)	1.78	(4.69)	2.30	1.46
Distributions
From Net Investment Income	—	—	—	—	(0.06)
From Net Realized Gains	—	—	(2.08)	(0.22)	—
Total Distributions	—	—	(2.08)	(0.22)	(0.06)
Net Asset Value, End of Period	$7.05	$7.51	$5.73	$12.50	$10.42

Total Return(3)	(6.13)%	31.06%	(44.62)%	22.51%	16.29%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.16%(4)	2.22%	2.26%	2.30%	2.31%
Ratio of Net Investment Income (Loss)
to Average Net Assets	(0.27)%(4)	(0.38)%	(0.60)%	(0.71)%	(1.05)%
Portfolio Turnover Rate	63%	103%	121%	108%	95%
Net Assets, End of Period (in thousands)	$754	$850	$426	$639	$352
(1) Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

26

Global Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.27	$5.54	$12.16	$10.14	$8.59	$7.29
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.01)	(0.02)	(0.05)	(0.07)	(0.10)	(0.08)
Net Realized and
Unrealized Gain (Loss)	(0.44)	1.75	(4.49)	2.31	1.65	1.38
Total From
Investment Operations	(0.45)	1.73	(4.54)	2.24	1.55	1.30
Distributions
From Net Realized Gains	—	—	(2.08)	(0.22)	—	—
Net Asset Value,
End of Period	$6.82	$7.27	$5.54	$12.16	$10.14	$8.59

Total Return(3)	(6.19)%	31.23%	(44.64)%	22.54%	18.04%	17.83%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.16%(4)	2.22%	2.26%	2.30%	2.31%	2.30%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.27)%(4)	(0.38)%	(0.60)%	(0.71)%	(1.05)%	(1.01)%
Portfolio Turnover Rate	63%	103%	121%	108%	95%	36%
Net Assets, End of Period
(in thousands)	$3,466	$3,535	$2,382	$2,625	$1,050	$454
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

27

Global Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$7.67	$5.82	$12.62	$10.47	$8.86	$8.37
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.01	—(4)	(0.01)	0.02	(0.05)	(0.02)
Net Realized and
Unrealized Gain (Loss)	(0.46)	1.85	(4.71)	2.35	1.71	0.51
Total From
Investment Operations	(0.45)	1.85	(4.72)	2.37	1.66	0.49
Distributions
From Net
Investment Income	—	—	—	—	(0.05)	—
From Net Realized Gains	—	—	(2.08)	(0.22)	—	—
Total Distributions	—	—	(2.08)	(0.22)	(0.05)	—
Net Asset Value,
End of Period	$7.22	$7.67	$5.82	$12.62	$10.47	$8.86

Total Return(5)	(5.87)%	31.79%	(44.40)%	23.08%	18.79%	5.85%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.66%(6)	1.72%	1.76%	1.80%	1.81%	1.80%(6)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.23%(6)	0.12%	(0.10)%	(0.21)%	(0.55)%	(0.71)%(6)
Portfolio Turnover Rate	63%	103%	121%	108%	95%	36%(7)
Net Assets, End of Period
(in thousands)	$434	$442	$253	$202	$32	$26
(1)	Six months ended May 28, 2010 (unaudited).
(2)	July 29, 2005 (commencement of sale) through November 30, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

28

Board Approval of Management and Subadvisory Agreements

American Century Global Investment Management, Inc. (“ACGIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Investment Management, Inc. (“ACIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subad-visory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subad-visor after the termination of the Prior Agreements and until shareholder approval of a new management agreement (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

Because American Century had indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, the Proposed Agreement is with ACIM as sole investment advisor to the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of a subadvisor in the Proposed Agreement. Under the Proposed Agreement, ACIM will provide the same services as provided by ACGIM and ACIM, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

29

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subad-visor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

30

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Agreement, ACIM is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, ACIM provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

31

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects ACIM to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with ACIM the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, ACIM will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by ACIM.

32

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers ACIM’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that ACIM’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by ACIM regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by ACIM and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of its advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the advisor in providing various functions to the Fund. The Board believes ACIM will appropriately share economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays ACGIM or ACIM a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, ACIM is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified

33

fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to ACIM the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by ACIM. The Board concluded that the management fee to be paid by the Fund to ACIM under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from ACIM concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits ACIM may receive as a result of its relationship with the Fund. The Board concluded that ACIM’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that ACIM receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that ACIM is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by ACIM and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

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Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68671

Semiannual Report
May 28, 2010

American Century Investments®

Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

Emerging Markets

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information

Board Approval of Management and Subadvisory Agreements	30
Additional Information	36
Index Definitions	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	-8.85%	MSCI World Free Index	-4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	-2.75%

*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

4

Performance

Emerging Markets

Total Returns as of May 28, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year(2)	5 years(2)	10 years(2)	Inception	Date
Investor Class	TWMIX	-3.98%	21.57%	11.26%	6.58%	7.04%	9/30/97
MSCI EM
Growth Index	—	-2.65%	20.94%	11.56%	7.60%	N/A(3)	—
Institutional Class	AMKIX	-4.04%	21.67%	11.46%	6.78%	11.86%	1/28/99
A Class(4)	AEMMX						5/12/99
No sales charge*		-4.23%	21.00%	10.98%	6.32%	9.00%
With sales charge*		-9.69%	14.09%	9.66%	5.69%	8.42%
B Class	ACKBX						9/28/07
No sales charge*		-4.68%	20.14%	—	—	-15.44%
With sales charge*		-9.68%	16.14%	—	—	-16.94%
C Class	ACECX						12/18/01
No sales charge*		-4.50%	20.29%	10.17%	—	11.36%
With sales charge*		-5.45%	20.29%	10.17%	—	11.36%
R Class	AEMRX	-4.26%	21.01%	—	—	-14.97%	9/28/07

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the periods beginning June 1, 2009 for the 1 year returns, June 1, 2005 for the 5 year returns, and June 1, 2000 for the 10 year returns.
(3)	Benchmark data first available 1/1/99.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Emerging Markets

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.78%	1.58%	2.03%	2.78%	2.78%	2.28%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Emerging Markets

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

The Emerging Markets portfolio returned -3.98%* for the six months ended May 28, 2010, compared with its benchmark, the MSCI EM Growth Index, which returned -2.65%.

Investor confidence generally remained upbeat for the first four months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, late in the period, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices fell, wiping out the gains achieved earlier in the period. Lower commodity prices, reflecting reduced economic growth expectations in the developed nations, helped drag down emerging market stocks. But, emerging market stocks fared better than their developed market counterparts, primarily because the emerging markets weren’t facing the sovereign debt problems mounting in many developed nations.

The portfolio’s underperformance relative to the benchmark primarily was due to stock selection and sector allocations, particularly in the materials and telecommunication services sectors.

China Led Detractors; Indonesia Led Contributors

From a regional perspective, the portfolio’s largest detractors to performance included China, Russia, and Chile. In each country, our stock selections hurt relative results. In addition, our underweighted positions in China and Chile were ineffective. The leading country contributors included Indonesia, South Africa, and Peru. Stock selection was effective in each country, while overweighted positions in Indonesia and Peru also helped.

Materials Sector Was Top Detractor

Poor stock selection and an underweighted position in the materials sector dragged down the portfolio’s relative performance. The metals and mining industry was the sector’s largest detractor, with our overweighted position in China’s Fushan International Energy Group among the portfolio’s weakest holdings. The company, which mines coking coal used for firing smelters in steel mills, saw its stock price steadily decline since the beginning of 2010, despite strong operating results. Macroeconomic influences, including China’s tightening efforts, combined with falling steel prices, higher production costs, and economic uncertainty in Europe, created a challenging climate for the nation’s metals and mining industry.

The portfolio’s telecommunication services and energy sectors also generated lagging results, with stock selection the primary culprit. The energy sector was home to the portfolio’s largest detractor, Petroleo Brasileiro, Brazil’s state-controlled oil company. Investor uncertainty about a major capitalization plan involving the company and the Brazilian government weighed on the stock.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

7

Emerging Markets

Consumer Staples Led Sector Contributors

Consumer staples represented the portfolio’s top-performing sector, driven by strong stock selection. The food and staples retailing industry was the leading contributor, with CP ALL PCL, a Thailand-based company that operates convenience stores under the 7-Eleven trademark, posting the best relative performance.

The financials and health care sectors also finished the six-month period as leading contributors, with favorable stock selection driving results. In the health care sector, our overweighted position in China Shineway Pharmaceutical Group, a China-based herbal medicine provider, was the portfolio’s top-contributing stock. The company’s stock price advanced on soaring profits and improving revenues.

Outlook

Global economic activity is improving, but significant headwinds remain, particularly within the developed world, where mounting sovereign debt threatens long-term economic gains. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in emerging market countries with sustainable growth characteristics and promising long-term outlooks. Emerging markets have held up relatively well, primarily because they have managed their economies frugally throughout the past several years.

8

Emerging Markets

Top Ten Holdings
% of net assets
as of 5/28/10
Samsung Electronics Co. Ltd.	6.5%
Vale SA Preference Shares	5.9%
America Movil SAB de CV, Series L ADR	2.9%
Infosys Technologies Ltd.	2.8%
Hon Hai Precision Industry Co. Ltd.	2.7%
China Life Insurance Co. Ltd. H Shares	2.2%
Sberbank of Russian Federation	2.1%
Itau Unibanco Holding SA Preference Shares	2.0%
China Mobile Ltd. ADR	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.7%

Types of Investments in Portfolio
% of net assets
as of 5/28/10
Foreign Common Stocks & Rights	99.3%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	(0.1)%

Investments by Country
% of net assets
as of 5/28/10
Brazil	14.9%
South Korea	13.9%
India	9.2%
Taiwan (Republic of China)	9.2%
People’s Republic of China	9.1%
South Africa	7.1%
Russian Federation	6.4%
Hong Kong	5.6%
Mexico	5.6%
Indonesia	3.5%
Malaysia	2.5%
Turkey	2.1%
Other Countries	10.2%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.

To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio*
Actual
Investor Class	$1,000	$960.20	$8.32	1.73%
Institutional Class	$1,000	$959.60	$7.35	1.53%
A Class	$1,000	$957.70	$9.50	1.98%
B Class	$1,000	$953.20	$13.07	2.73%
C Class	$1,000	$955.00	$13.09	2.73%
R Class	$1,000	$957.40	$10.70	2.23%
Hypothetical
Investor Class	$1,000	$1,016.04	$8.55	1.73%
Institutional Class	$1,000	$1,017.02	$7.57	1.53%
A Class	$1,000	$1,014.81	$9.78	1.98%
B Class	$1,000	$1,011.13	$13.46	2.73%
C Class	$1,000	$1,011.13	$13.46	2.73%
R Class	$1,000	$1,013.58	$11.01	2.23%

*	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments
Emerging Markets

MAY 28, 2010 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks & Rights — 99.3%			JSW Steel Ltd.	259,119	$ 6,076,782
			Mundra Port and Special
BRAZIL — 14.9%			Economic Zone Ltd.	240,444	3,457,392
Cia de Bebidas das Americas					52,394,121
Preference Shares ADR	47,072	$ 4,534,916
Fibria Celulose SA(1)	246,687	3,955,422	INDONESIA — 3.5%
Gerdau SA			PT Astra International Tbk	1,329,500	5,981,942
Preference Shares	311,600	4,185,582	PT Bank Rakyat Indonesia	5,198,500	4,699,852
Hypermarcas SA(1)	410,300	5,543,036	PT Perusahaan Gas Negara	8,506,500	3,410,509
Itau Unibanco Holding SA			PT Semen Gresik
Preference Shares	624,618	11,550,742	(Persero) Tbk	6,725,000	6,045,227
MRV Engenharia					20,137,530
e Participacoes SA	718,800	4,675,122	LUXEMBOURG — 1.6%
Natura Cosmeticos SA	205,800	4,274,242	Evraz Group SA GDR(1)	75,982	2,053,003
PDG Realty SA			Millicom International
Empreendimentos			Cellular SA	88,990	7,112,970
e Participacoes	524,600	4,510,823			9,165,973
Petroleo Brasileiro			MALAYSIA — 2.5%
SA-Petrobras ADR	222,067	7,910,027	CIMB Group Holdings Bhd	4,398,400	9,058,492
Vale SA
Preference Shares	1,464,300	33,761,427	Supermax Corp. Bhd	2,745,600	5,425,187
		84,901,339			14,483,679
CANADA — 1.0%			MEXICO — 5.6%
Pacific Rubiales			America Movil SAB de CV,
Energy Corp.(1)	266,066	5,536,721	Series L ADR	351,470	16,638,590
EGYPT — 0.9%			Grupo Financiero Banorte
			SAB de CV, Series O	1,268,471	4,879,339
Orascom
Construction Industries	117,823	4,962,157	Mexichem SAB de CV	1,124,649	2,994,596
HONG KONG — 5.6%			Wal-Mart de Mexico
			SAB de CV	3,183,254	7,106,467
China Merchants Holdings
International Co. Ltd.	1,466,000	4,500,733			31,618,992
China Mobile Ltd. ADR	221,109	10,297,046	NETHERLANDS — 1.0%
			X5 Retail Group NV GDR(1)	175,517	5,668,810
CNOOC Ltd.	5,225,000	8,178,990
Comba Telecom			PEOPLE’S REPUBLIC OF CHINA — 9.1%
Systems Holdings Ltd.	4,928,000	5,815,479	China Life Insurance Co. Ltd.
Skyworth Digital			H Shares	2,825,000	12,291,765
Holdings Ltd.	4,268,000	3,309,577	China Shenhua
		32,101,825	Energy Co. Ltd.
			H Shares	654,500	2,609,499
HUNGARY — 1.1%			China Shineway
OTP Bank plc(1)	252,952	6,413,672	Pharmaceutical Group Ltd.	1,834,000	5,691,571
INDIA — 9.2%			China Shipping
Apollo Tyres Ltd.	3,043,774	4,563,652	Container Lines Co. Ltd.
Ashok Leyland Ltd.	3,865,898	4,996,549	H Shares (1)	12,003,000	4,158,874
Aurobindo Pharma Ltd.	183,216	3,306,643	Ctrip.com
			International Ltd. ADR(1)	187,300	7,377,747
Crompton Greaves Ltd.	716,811	3,672,395
			Industrial & Commercial
HDFC Bank Ltd.	162,236	6,603,467	Bank of China Ltd.
ICICI Bank Ltd.	216,478	4,014,088	H Shares	6,881,000	5,061,757
Infosys Technologies Ltd.	273,306	15,703,153

12

Emerging Markets

	Shares	Value		Shares	Value
Ping An Insurance			SWITZERLAND — 0.8%
Group Co. of China Ltd.			Ferrexpo plc	1,157,579	$ 4,444,052
H Shares	484,500	$ 3,924,848	TAIWAN (REPUBLIC OF CHINA) — 9.2%
Sinopharm Group Co.			Eva Airways Corp.(1)	5,836,000	3,227,905
H Shares	977,200	3,823,581
Tencent Holdings Ltd.	354,800	6,753,735	Hon Hai Precision
			Industry Co. Ltd.	3,921,480	15,463,181
		51,693,377
			HTC Corp.	222,000	2,999,956
PERU — 1.2%
			MediaTek, Inc.	550,036	8,805,761
Credicorp Ltd.	74,171	6,548,558
			Nan Ya Printed
RUSSIAN FEDERATION — 6.4%			Circuit Board Corp.	1,029,000	4,308,297
CTC Media, Inc.	342,273	5,007,454	Richtek Technology Corp.	364,000	3,347,721
NovaTek OAO GDR	105,693	7,648,388	Taiwan Semiconductor
Polyus Gold OJSC ADR	101,254	2,578,377	Manufacturing Co. Ltd.	5,320,939	9,717,452
Rosneft Oil Co. OJSC GDR	588,138	4,285,889	Wistron Corp.	2,525,227	4,131,469
Sberbank of					52,001,742
Russian Federation	5,253,220	12,056,028	THAILAND — 1.8%
Wimm-Bill-Dann			Banpu PCL	270,000	4,741,412
Foods OJSC ADR	224,649	4,717,629
			CP ALL PCL	4,480,400	3,745,372
		36,293,765
			Kasikornbank PCL NVDR	707,900	1,853,276
SOUTH AFRICA — 7.1%
					10,340,060
Aspen Pharmacare
Holdings Ltd.(1)	664,655	6,976,311	TURKEY — 2.1%
Exxaro Resources Ltd.	207,937	3,000,979	Asya Katilim Bankasi AS	2,062,847	4,455,981
Gold Fields Ltd. ADR	177,404	2,439,305	Turkiye Garanti Bankasi AS	1,674,014	7,220,625
Impala Platinum					11,676,606
Holdings Ltd.	238,518	6,003,728	UNITED KINGDOM — 0.8%
Kumba Iron Ore Ltd.	71,253	3,038,174	Antofagasta plc	350,713	4,465,238
Naspers Ltd.			TOTAL COMMON STOCKS & RIGHTS
N Shares	212,155	8,335,799	(Cost $443,554,787)		563,966,353
Shoprite Holdings Ltd.	514,979	5,339,998	Temporary Cash Investments — 0.8%
Truworths International Ltd.	725,073	5,179,045	JPMorgan U.S. Treasury
		40,313,339	Plus Money Market Fund
SOUTH KOREA — 13.9%			Agency Shares	60,022	60,022
Doosan Infracore Co. Ltd.(1)	220,610	3,176,171	Repurchase Agreement, Bank of America
Hanjin Shipping Co. Ltd.(1)	113,860	2,833,703	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 1.375%, 5/15/13,
Hanjin Shipping			valued at $4,810,968), in a joint trading
Co. Ltd. Rights(1)	13,424	75,848	account at 0.16%, dated 5/28/10, due
Hyundai Motor Co.	61,282	6,993,769	6/1/10 (Delivery value $4,700,084)		4,700,000
LG Chem Ltd.	27,607	6,186,520	TOTAL TEMPORARY
LG Household			CASH INVESTMENTS
& Health Care Ltd.	29,969	7,885,989	(Cost $4,760,022)		4,760,022
Lumens Co. Ltd.(1)	332,387	3,559,808	TOTAL INVESTMENT
			SECURITIES — 100.1%
POSCO	12,644	4,930,801	(Cost $448,314,809)		568,726,375
Samsung			OTHER ASSETS
Electronics Co. Ltd.	57,207	36,977,228	AND LIABILITIES — (0.1)%		(432,597)
Shinhan Financial			TOTAL NET ASSETS — 100.0%		$568,293,778
Group Co. Ltd.	175,360	6,184,960
		78,804,797

13

Emerging Markets

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Information Technology	20.7%	GDR = Global Depositary Receipt
Financials	18.8%	NVDR = Non-Voting Depositary Receipt
Materials	16.9%	OJSC = Open Joint Stock Company
Consumer Discretionary	9.9%	(1) Non-income producing.
Consumer Staples	8.6%
Energy	7.2%
Industrials	6.2%	See Notes to Financial Statements.
Telecommunication Services	6.0%
Health Care	4.4%
Utilities	0.6%
Cash and Equivalents*	0.7%
*Includes temporary cash investments and other assets and liabilities.

14

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $448,314,809)			$568,726,375
Foreign currency holdings, at value (cost of $1,046,472)			1,046,518
Receivable for capital shares sold			325,181
Dividends and interest receivable			1,969,161
Other assets			252,343
			572,319,578

Liabilities
Disbursements in excess of demand deposit cash			27,952
Payable for investments purchased			2,837,998
Payable for capital shares redeemed			376,412
Accrued management fees			774,966
Service fees (and distribution fees — A Class and R Class) payable			5,464
Distribution fees payable			3,008
			4,025,800

Net Assets			$568,293,778

Net Assets Consist of:
Capital (par value and paid-in surplus)			$ 680,310,896
Accumulated net investment loss			(53,553)
Accumulated net realized loss on investment and foreign currency transactions			(232,353,010)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			120,389,445
			$ 568,293,778

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$507,705,733	72,666,857	$6.99
Institutional Class, $0.01 Par Value	$33,834,546	4,742,668	$7.13
A Class, $0.01 Par Value	$21,142,456	3,106,550	$6.81*
B Class, $0.01 Par Value	$234,061	33,793	$6.93
C Class, $0.01 Par Value	$4,749,229	722,137	$6.58
R Class, $0.01 Par Value	$627,753	90,112	$6.97
* Maximum offering price $7.23 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $338,897)	$ 5,320,515
Interest	1,656
5,322,171
Expenses:
Management fees	5,280,386
Distribution fees:
B Class	919
C Class	19,544
Service fees:
B Class	306
C Class	6,515
Distribution and service fees:
A Class	28,739
R Class	1,411
Directors’ fees and expenses	9,358
Other expenses	28,546
5,375,724

Net investment income (loss)	(53,553)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	38,005,794
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $93,723)	5,298,823
43,304,617

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(858,586))	(55,205,079)
Translation of assets and liabilities in foreign currencies	(12,261,154)
(67,466,233)

Net realized and unrealized gain (loss)	(24,161,616)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,215,169)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (53,553)	$ 533,727
Net realized gain (loss)	43,304,617	(82,169,040)
Change in net unrealized appreciation (depreciation)	(67,466,233)	347,324,450
Net increase (decrease) in net assets resulting from operations	(24,215,169)	265,689,137

Distributions to Shareholders
From net investment income:
Investor Class	—	(1,926,383)
Institutional Class	—	(220,437)
A Class	—	(68,022)
R Class	—	(418)
Decrease in net assets from distributions	—	(2,215,260)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(32,087,829)	(3,779,410)

Redemption Fees
Increase in net assets from redemption fees	172,071	222,324

Net increase (decrease) in net assets	(56,130,927)	259,916,791

Net Assets
Beginning of period	624,424,705	364,507,914
End of period	$568,293,778	$624,424,705

Accumulated net investment loss	$(53,553)	—

See Notes to Financial Statements.

17

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing at least 80% of its assets in securities of issuers in emerging market countries. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 9), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund includes the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.25% to 1.85% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 1.72% for the Investor Class, A Class, B Class, C Class and R Class and 1.52% for the Institutional Class.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $296,943,577 and $320,202,598, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended May 28, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	235,000,000		235,000,000
Sold	6,011,177	$ 45,428,391	19,353,332	$109,588,071
Issued in reinvestment of distributions	—	—	411,216	1,603,788
Redeemed	(11,235,759)	(82,969,532)	(17,730,654)	(92,632,289)
	(5,224,582)	(37,541,141)	2,033,894	18,559,570
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	1,642,796	11,686,874	1,317,412	7,262,735
Issued in reinvestment of distributions	—	—	55,526	220,437
Redeemed	(640,264)	(4,801,518)	(4,026,999)	(25,605,195)
	1,002,532	6,885,356	(2,654,061)	(18,122,023)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	545,014	3,974,662	1,737,602	8,969,379
Issued in reinvestment of distributions	—	—	17,381	66,223
Redeemed	(713,256)	(5,189,119)	(2,684,625)	(13,476,300)
	(168,242)	(1,214,457)	(929,642)	(4,440,698)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	3,156	24,257	20,988	121,866
Redeemed	(2,625)	(19,329)	(14,744)	(73,057)
	531	4,928	6,244	48,809
C Class/Shares Authorized	5,000,000		5,000,000
Sold	102,819	742,978	260,381	1,420,013
Redeemed	(160,447)	(1,112,296)	(292,711)	(1,421,591)
	(57,628)	(369,318)	(32,330)	(1,578)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	49,936	379,742	59,323	312,438
Issued in reinvestment of distributions	—	—	107	418
Redeemed	(30,730)	(232,939)	(22,963)	(136,346)
	19,206	146,803	36,467	176,510
Net increase (decrease)	(4,428,183)	$(32,087,829)	(1,539,428)	$ (3,779,410)

21

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$72,584,242	$491,382,111	—
Temporary Cash Investments	60,022	4,700,000	—
Total Value of Investment Securities	$72,644,264	$496,082,111	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

22

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$454,791,279
Gross tax appreciation of investments	$130,227,915
Gross tax depreciation of investments	(16,292,819)
Net tax appreciation (depreciation) of investments	$113,935,096

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2009, the fund had accumulated capital losses of $(267,941,226), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(150,745,366) and $(117,195,860) expire in 2016 and 2017, respectively.

The fund had a capital loss deferral of $(781,958), which represent net capital losses incurred in the one-month period ended November 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

23

Financial Highlights

Emerging Markets

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.28	$4.17	$12.69	$10.06	$8.25	$6.28
Income From
Investment Operations
Net Investment
Income (Loss)(2)	—(3)	0.01	0.09	0.10	0.11	0.01
Net Realized and
Unrealized Gain (Loss)	(0.29)	3.13	(7.21)	4.06	3.11	2.05
Total From
Investment Operations	(0.29)	3.14	(7.12)	4.16	3.22	2.06
Distributions
From Net
Investment Income	—	(0.03)	(0.10)	(0.13)	(0.05)	—
From Net Realized Gains	—	—	(1.31)	(1.42)	(1.37)	(0.09)
Total Distributions	—	(0.03)	(1.41)	(1.55)	(1.42)	(0.09)
Redemption Fees(2)	—(3)	—(3)	0.01	0.02	0.01	—(3)
Net Asset Value,
End of Period	$6.99	$7.28	$4.17	$12.69	$10.06	$8.25

Total Return(4)	(3.98)%	75.36%	(62.66)%	48.81%	46.10%	33.10%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.73%(5)	1.78%	1.66%	1.66%	1.80%	1.94%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.01)%(5)	0.11%	1.06%	0.96%	1.31%	0.17%
Portfolio Turnover Rate	48%	126%	121%	85%	115%	153%
Net Assets, End of Period
(in thousands)	$507,706	$567,248	$316,695	$1,070,138	$523,813	$220,720

(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

24

Emerging Markets

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.43	$4.26	$12.92	$10.21	$8.36	$6.35
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.02	0.12	0.12	0.12	0.03
Net Realized and
Unrealized Gain (Loss)	(0.31)	3.18	(7.35)	4.14	3.16	2.07
Total From
Investment Operations	(0.30)	3.20	(7.23)	4.26	3.28	2.10
Distributions
From Net
Investment Income	—	(0.03)	(0.13)	(0.15)	(0.07)	—
From Net Realized Gains	—	—	(1.31)	(1.42)	(1.37)	(0.09)
Total Distributions	—	(0.03)	(1.44)	(1.57)	(1.44)	(0.09)
Redemption Fees(2)	—(3)	—(3)	0.01	0.02	0.01	—(3)
Net Asset Value,
End of Period	$7.13	$7.43	$4.26	$12.92	$10.21	$8.36

Total Return(4)	(4.04)%	75.92%	(62.63)%	49.21%	46.31%	33.37%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.53%(5)	1.58%	1.46%	1.46%	1.60%	1.74%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.19%(5)	0.31%	1.26%	1.16%	1.51%	0.37%
Portfolio Turnover Rate	48%	126%	121%	85%	115%	153%
Net Assets, End of Period
(in thousands)	$33,835	$27,787	$27,235	$74,897	$85,886	$113,765

(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

25

Emerging Markets

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.10	$4.07	$12.40	$9.85	$8.11	$6.19
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.01)	(0.01)	0.07	0.07	0.11	(0.01)
Net Realized and
Unrealized Gain (Loss)	(0.28)	3.06	(7.03)	3.99	3.02	2.02
Total From
Investment Operations	(0.29)	3.05	(6.96)	4.06	3.13	2.01
Distributions
From Net
Investment Income	—	(0.02)	(0.07)	(0.11)	(0.03)	—
From Net Realized Gains	—	—	(1.31)	(1.42)	(1.37)	(0.09)
Total Distributions	—	(0.02)	(1.38)	(1.53)	(1.40)	(0.09)
Redemption Fees(3)	—(4)	—(4)	0.01	0.02	0.01	—(4)
Net Asset Value,
End of Period	$6.81	$7.10	$4.07	$12.40	$9.85	$8.11

Total Return(5)	(4.23)%	75.24%	(62.78)%	48.61%	45.59%	32.77%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.98%(6)	2.03%	1.91%	1.91%	2.05%	2.19%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.26)%(6)	(0.14)%	0.81%	0.71%	1.06%	(0.08)%
Portfolio Turnover Rate	48%	126%	121%	85%	115%	153%
Net Assets, End of Period
(in thousands)	$21,142	$23,260	$17,105	$36,795	$9,905	$1,773

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 28, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.

See Notes to Financial Statements.

26

Emerging Markets

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.26	$4.17	$12.67	$12.15
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.04)	(0.06)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss)	(0.29)	3.15	(7.24)	0.53
Total From Investment Operations	(0.33)	3.09	(7.22)	0.50
Distributions
From Net Realized Gains	—	—	(1.29)	—
Redemption Fees(3)	—(4)	—(4)	0.01	0.02
Net Asset Value, End of Period	$6.93	$7.26	$4.17	$12.67

Total Return(5)	(4.68)%	74.10%	(63.09)%	4.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.73%(6)	2.78%	2.67%	2.58%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.01)%(6)	(0.89)%	0.05%	(1.30)%(6)
Portfolio Turnover Rate	48%	126%	121%	85%(7)
Net Assets, End of Period (in thousands)	$234	$241	$113	$54

(1)	Six months ended May 28, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through November 30, 2007.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

27

Emerging Markets

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$6.89	$3.96	$12.10	$9.64	$7.95	$6.12
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.03)	(0.05)	0.01	(0.01)	0.03	(0.05)
Net Realized and
Unrealized Gain (Loss)	(0.28)	2.98	(6.87)	3.90	2.99	1.97
Total From
Investment Operations	(0.31)	2.93	(6.86)	3.89	3.02	1.92
Distributions
From Net
Investment Income	—	—	—	(0.03)	—	—
From Net Realized Gains	—	—	(1.29)	(1.42)	(1.34)	(0.09)
Total Distributions	—	—	(1.29)	(1.45)	(1.34)	(0.09)
Redemption Fees(2)	—(3)	—(3)	0.01	0.02	0.01	—(3)
Net Asset Value,
End of Period	$6.58	$6.89	$3.96	$12.10	$9.64	$7.95

Total Return(4)	(4.50)%	73.99%	(63.09)%	47.39%	44.59%	31.67%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.73%(5)	2.78%	2.66%	2.66%	2.80%	2.94%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(1.01)%(5)	(0.89)%	0.06%	(0.04)%	0.31%	(0.83)%
Portfolio Turnover Rate	48%	126%	121%	85%	115%	153%
Net Assets, End of Period
(in thousands)	$4,749	$5,372	$3,217	$9,098	$2,581	$733

(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

28

Emerging Markets

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.28	$4.17	$12.68	$12.15
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.01)	(0.02)	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.30)	3.14	(7.22)	0.52
Total From Investment Operations	(0.31)	3.12	(7.17)	0.51
Distributions
From Net Investment Income	—	(0.01)	(0.04)	—
From Net Realized Gains	—	—	(1.31)	—
Total Distributions	—	(0.01)	(1.35)	—
Redemption Fees(3)	—(4)	—(4)	0.01	0.02
Net Asset Value, End of Period	$6.97	$7.28	$4.17	$12.68

Total Return(5)	(4.26)%	74.94%	(62.92)%	4.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.23%(6)	2.28%	2.19%	2.08%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51)%(6)	(0.39)%	0.53%	(0.68)%(6)
Portfolio Turnover Rate	48%	126%	121%	85%(7)
Net Assets, End of Period (in thousands)	$628	$516	$144	$27

(1)	Six months ended May 28, 2010 (unaudited).
(2)	September 28, 2007 (commencement of sale) through November 30, 2007.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

29

Board Approval of Management and Subadvisory Agreements

American Century Global Investment Management, Inc. (“ACGIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Investment Management, Inc. (“ACIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subadvisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subadvisor after the termination of the Prior Agreements and until shareholder approval of a new management agreement (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

Because American Century had indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, the Proposed Agreement is with ACIM as sole investment advisor to the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of a subadvisor in the Proposed Agreement. Under the Proposed Agreement, ACIM will provide the same services as provided by ACGIM and ACIM, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

30

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subad-visor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

31

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Agreement, ACIM is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, ACIM provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund • portfolio research and security selection • initial capitalization/funding • securities trading • Fund administration • custody of Fund assets • daily valuation of the Fund’s portfolio

32

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects ACIM to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with ACIM the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, ACIM will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by ACIM.

33

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers ACIM’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that ACIM’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by ACIM regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by ACIM and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of its advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the advisor in providing various functions to the Fund. The Board believes ACIM will appropriately share economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays ACGIM or ACIM a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, ACIM is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified

34

fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to ACIM the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by ACIM. The Board concluded that the management fee to be paid by the Fund to ACIM under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from ACIM concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits ACIM may receive as a result of its relationship with the Fund. The Board concluded that ACIM’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that ACIM receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that ACIM is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by ACIM and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI EM Growth Index represents the performance of growth stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

37

Notes

38

Notes

39

Notes

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007 CL-SAN-68673

Semiannual Report
May 28, 2010

American Century Investments®

International Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

International Value

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	23

Other Information

Board Approval of Management and Subadvisory Agreements	29
Additional Information	37
Index Definitions	38

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	-8.85%	MSCI World Free Index	-4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	-2.75%
*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

Performance

International Value

Total Returns as of May 28, 2010
				Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1)	1 year(2)	5 years(2)	10 years(2)	Inception	Date
A Class	MEQAX						3/31/97
No sales charge*		-13.34%	3.62%	1.25%(3)	2.17%(3)	2.44%(3)
With sales charge*		-18.36%	-2.28%	0.05%(3)	1.56%(3)	1.98%(3)
MSCI EAFE Index	—	-10.90%	6.61%	1.39%	0.66%	3.39%(4)	—
Investor Class	ACEVX	-13.32%	3.81%	—	—	-3.51%	4/3/06
Institutional Class	ACVUX	-13.23%	4.06%	—	—	-3.33%	4/3/06
B Class	MEQBX						3/31/97
No sales charge*		-13.82%	2.81%	0.49%(3)	1.45%(3)	1.74%(3)
With sales charge*		-18.82%	-1.19%	0.29%(3)	1.45%(3)	1.74%(3)
C Class	ACCOX						4/3/06
No sales charge*		-13.83%	2.75%	—	—	-4.51%
With sales charge*		-14.68%	2.75%	—	—	-4.51%
R Class	ACVRX	-13.46%	3.28%	—	—	-4.01%	4/3/06
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the periods beginning June 1, 2009 for the 1 year returns, June 1, 2005 for the 5 year returns and June 1, 2000 for the 10 year returns.
(3)	Class returns would have been lower if fees had not been waived.
(4)	Total return is based on the period from March 31, 1997 through May 31, 2010, the date nearest the report date for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

International Value

* The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.
**Ending value would have been lower if fees had not been waived.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
1.31%	1.11%	1.56%	2.31%	2.31%	1.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption chart of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

International Value

Portfolio Managers: Gary Motyl and Guang Yang

Performance Summary

International Value declined -13.34%* for the six months ended May 28, 2010. By comparison, its benchmark, the MSCI EAFE Index, fell -10.90%. (Please see pages 5 and 6 for additional performance comparisons.)

The portfolio’s poor absolute performance reflects the challenging environment for international equities in the last six months. Every sector in the portfolio and index had negative results in dollar terms, with the exception of information technology (IT) stocks.

Relative to the benchmark, positioning in the energy and utilities sectors detracted most. At the other end of the spectrum, financial, information technology, and consumer discretionary stocks were the leading contributors to relative return.

Energy, Utilities Detracted Most

The portfolio’s energy and utilities shares were the leading detractors from relative performance because of stock choices and overweight positions in what were two of the poorest-performing portions of the MSCI EAFE Index for the six months. In the energy sector, underperformance was concentrated in the oil, gas, and consumable fuels industry segment. Stakes in Petroleo Brasileiro, Repsol YPF, and Total were the main sources of weakness. Repsol and Total were caught in the downdraft as they have exposure to central and southern Europe, whose economies and financial markets were at the center of the sovereign debt crisis. In the utilities space, our holdings in the electric utilities segment detracted most, led by Iberdrola and E.ON.

In the health care sector, pharmaceutical names detracted most. Merck KGaA (“German Merck,” as opposed to U.S.-based pharma giant Merck & Co.) was the leading detractor after cutting its dividend and revising down future earnings estimates. In addition, investors worried about the price paid to acquire life sciences company Millipore.

Elsewhere, it hurt to hold an underweight position in consumer staples shares, which held up comparatively well during a difficult period for international equities. In addition, the portfolio’s industrials holdings detracted as a result of positions in the transport and airline industries.

Among leading individual detractors were financial services firms AXA and Aviva, who had exposure to struggling European financial markets through their asset management and insurance arms.

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would have been lower than those shown. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

International Value

Financial, IT Shares Contributed Most

The leading contribution to the portfolio’s relative performance came from positioning among financial shares, as it helped to be underrepresented in the poorest-performing sector in the index. Specifically, we held an underweight position in commercial banks, which lagged because of concerns about exposure to credit losses. Good examples were Spain’s Banco Santander, the Argentine Banco Bilbao Vizcaya Argentaria, and French banks BNP Paribas and Societe Generale, all of which performed poorly and to which we had little or no exposure. In addition, the banking stocks in the fund held up better than those in the index, such as our stake in Singaporean bank DBS Group and Australia & New Zealand Banking Group.

Holdings in the IT sector also contributed to relative return, thanks largely to positioning in the software and semiconductor industries. The top contributor in the sector was leading Japanese game maker Nintendo, which is categorized in the software sector. The company benefited from announced new product launches and resolution on some long-running lawsuits. Samsung Electronics was another leading contributor, managing positive returns in a difficult period for equities.

Top Individual Contributors

The number-one and number-six contributors to relative return for the period were China Telecom and China Mobile. These are the largest wire-line and mobile phone companies in the world, respectively, enjoying dominant market positions in the massive, growing Chinese market, as well as working on expanding their range of services and markets.

The portfolio also continued to enjoy meaningful contributions to return from holdings among auto makers and auto component companies, such as Korean car maker Hyundai Motor Co. and German automobile manufacturer Bayerische Motoren Werke. These firms benefited from improving economic growth, as did engine maker Rolls-Royce Group (categorized as an aerospace and defense company because its engines are used in military and industrial markets).

Outlook

“We believe the portfolio can outperform its benchmark over time through individual security selection, focusing on what we believe to be attractively valued, high-quality companies offering compelling risk/reward trade-offs,” said portfolio manager Guang Yang. “As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what we believe to be superior individual securities. In keeping with our value-oriented approach, the largest overweight position as of May 28, 2010, was in telecommunication services shares; the energy and IT sectors accounted for other notable overweights. The most notable sector underweights were in consumer staples, materials, and financial shares.”

International Value

Top Ten Holdings
% of net assets
as of 5/28/10
China Telecom Corp. Ltd. H Shares	2.7%
E.ON AG	2.6%
Royal Dutch Shell plc B Shares	2.4%
Telefonica SA ADR	2.3%
Cie Generale des Etablissements Michelin, Class B	2.2%
Nintendo Co. Ltd.	2.2%
Vodafone Group plc	2.2%
Telenor ASA	2.1%
Roche Holding AG	2.1%
Samsung Electronics Co. Ltd.	2.1%

Types of Investments in Portfolio
% of net assets
as of 5/28/10
Foreign Common Stocks & Rights	98.7%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.9%

Investments by Country
% of net assets
as of 5/28/10
United Kingdom	19.1%
France	12.7%
Germany	10.1%
Switzerland	8.0%
Netherlands	7.0%
South Korea	6.1%
Spain	5.8%
People’s Republic of China	4.9%
Japan	4.3%
Brazil	3.9%
Hong Kong	3.7%
Norway	2.1%
Australia	2.1%
Taiwan (Republic of China)	2.0%
Other Countries	6.9%
Cash and Equivalents*	1.3%
*Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio*
Actual
Investor Class	$1,000	$866.80	$6.04	1.32%
Institutional Class	$1,000	$867.70	$5.13	1.12%
A Class	$1,000	$866.60	$7.19	1.57%
B Class	$1,000	$861.80	$10.59	2.32%
C Class	$1,000	$861.70	$10.59	2.32%
R Class	$1,000	$865.40	$8.32	1.82%
Hypothetical
Investor Class	$1,000	$1,018.05	$6.53	1.32%
Institutional Class	$1,000	$1,019.03	$5.54	1.12%
A Class	$1,000	$1,016.82	$7.76	1.57%
B Class	$1,000	$1,013.14	$11.45	2.32%
C Class	$1,000	$1,013.14	$11.45	2.32%
R Class	$1,000	$1,015.60	$9.00	1.82%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

International Value

MAY 28, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks & Rights — 98.7%			ITALY — 1.1%
AUSTRALIA — 2.1%			ENI SpA	8,670	$ 162,810
Australia & New Zealand			UniCredit SpA	48,220	100,972
Banking Group Ltd.	14,620	$ 276,532			263,782
National Australia Bank Ltd.	11,380	237,646	JAPAN — 4.3%
		514,178	Mabuchi Motor Co. Ltd.	2,800	140,842
AUSTRIA — 0.9%			Mitsubishi UFJ Financial
Telekom Austria AG	16,860	213,137	Group, Inc.	44,420	215,778
			Mitsubishi UFJ Financial
BRAZIL — 3.9%			Group, Inc. ADR	3,660	17,714
Empresa Brasileira de			Nintendo Co. Ltd.	1,830	531,564
Aeronautica SA ADR	7,620	165,964
Petroleo Brasileiro			Sony Corp.	5,100	158,598
SA-Petrobras ADR	11,580	412,480			1,064,496
Vale SA Preference			NETHERLANDS — 7.0%
Shares ADR	16,930	390,236	Akzo Nobel NV	4,950	251,579
		968,680	ING Groep NV CVA(1)	56,972	450,836
FRANCE — 12.7%			Koninklijke Philips
Alstom SA	2,320	110,106	Electronics NV	9,497	283,203
AXA SA	26,237	430,755	Royal Dutch Shell plc
Cie Generale des			B Shares	23,125	583,640
Etablissements Michelin,			SBM Offshore NV	9,788	155,945
Class B	8,110	539,953			1,725,203
Credit Agricole SA	8,190	87,943	NORWAY — 2.1%
Electricite de France SA	2,710	119,552	Telenor ASA	42,360	521,619
France Telecom SA	22,060	420,330	PEOPLE’S REPUBLIC OF CHINA — 4.9%
GDF Suez	11,844	368,494	China Shenhua Energy Co. Ltd.
Sanofi-Aventis SA	5,813	348,333	H Shares	26,000	103,662
Total SA	9,030	421,184	China Telecom Corp. Ltd.
Vivendi SA	12,620	272,264	H Shares	1,460,000	668,611
		3,118,914	Shanghai Electric Group
			Co. Ltd. H Shares (1)	916,000	420,492
GERMANY — 10.1%					1,192,765
Bayerische Motoren Werke AG	6,110	281,475	PORTUGAL — 0.7%
Deutsche Lufthansa AG(1)	8,410	111,432
			Portugal Telecom SGPS SA	15,910	161,604
Deutsche Post AG	11,140	164,668	RUSSIAN FEDERATION — 0.9%
E.ON AG	20,850	634,995	OAO Gazprom ADR	11,290	231,205
Merck KGaA	6,980	506,274	SINGAPORE — 1.5%
SAP AG(1)	11,810	501,361
			DBS Group Holdings Ltd.	38,250	375,255
Siemens AG ADR	3,040	272,171	SOUTH KOREA — 6.1%
		2,472,376	Hana Financial Group, Inc.	15,320	385,163
HONG KONG — 3.7%			Hyundai Motor Co.	2,810	320,689
Cheung Kong Holdings Ltd.	23,300	264,191	KB Financial Group, Inc.	7,050	288,285
China Mobile Ltd.	53,500	498,228	Samsung Electronics Co. Ltd.	790	510,637
Hutchison Whampoa Ltd.	23,900	148,728			1,504,774
		911,147

International Value

	Shares	Value		Shares	Value
SPAIN — 5.8%			Pearson plc	16,290	$ 223,458
Banco Santander SA	8,470	$ 85,966	Rolls-Royce Group plc(1)	40,420	343,503
Iberdrola SA	63,140	420,842	Rolls-Royce Group plc
Repsol YPF SA	17,380	356,712	C Shares(1)	3,637,800	5,261
Telefonica SA ADR	9,700	556,489	Unilever plc	7,335	197,529
		1,420,009	Vodafone Group plc	264,953	530,552
SWEDEN — 0.6%					4,691,546
Telefonaktiebolaget LM			TOTAL COMMON STOCKS & RIGHTS
Ericsson B Shares	14,000	140,977	(Cost $24,012,114)		24,248,858
SWITZERLAND — 8.0%			Temporary Cash Investments — 0.4%
ACE Ltd.	6,380	313,641	JPMorgan U.S. Treasury
Basilea Pharmaceutica(1)	1,960	119,131	Plus Money Market Fund
Lonza Group AG	2,680	175,637	Agency Shares
Nestle SA	8,240	371,995	(Cost $97,764)	97,764	97,764
			TOTAL INVESTMENT
Novartis AG	4,310	195,139	SECURITIES — 99.1%
Roche Holding AG	3,770	516,932	(Cost $24,109,878)		24,346,622
Swiss Reinsurance Co. Ltd.	6,757	274,293	OTHER ASSETS
		1,966,768	AND LIABILITIES — 0.9%		231,086
TAIWAN (REPUBLIC OF CHINA) — 2.0%			TOTAL NET ASSETS — 100.0%		$24,577,708
Compal Electronics, Inc.	125,214	151,594
Lite-On Technology Corp.	61,783	69,792	Market Sector Diversification
Taiwan Semiconductor			(as a % of net assets)
Manufacturing Co. Ltd.	150,749	275,308	Financials		18.6%
		496,694	Telecommunication Services		15.7%
TURKEY — 1.2%			Consumer Discretionary		12.6%
Turkcell Iletisim			Energy		11.4%
Hizmet AS ADR	21,790	293,729	Industrials		10.8%
UNITED KINGDOM — 19.1%			Information Technology		9.0%
Aviva plc	95,440	440,151	Health Care		8.9%
BAE Systems plc	37,660	175,504	Utilities		6.8%
BP plc	53,240	380,536	Materials		2.6%
British Airways plc(1)	110,840	321,106
			Consumer Staples		2.3%
British Sky Broadcasting
Group plc	30,460	253,231	Cash and Equivalents*		1.3%
Burberry Group plc	30,150	300,318	*Includes temporary cash investments and other assets and liabilities.
GlaxoSmithKline plc	18,590	310,702	Notes to Schedule of Investments
HSBC Holdings plc
(Hong Kong)	36,400	333,633	ADR = American Depositary Receipt
Kingfisher plc	145,040	467,935	CVA = Certificaten Van Aandelen
Marks & Spencer Group plc	56,340	287,423	(1) Non-income producing.
National Grid plc	14,452	109,232
National Grid plc Rights(1)	5,780	11,472	See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $24,109,878)			$24,346,622
Foreign currency holdings, at value (cost of $36,957)			36,904
Receivable for capital shares sold			74,472
Dividends and interest receivable			212,164
			24,670,162

Liabilities
Disbursements in excess of demand deposit cash			12,752
Payable for capital shares redeemed			49,804
Accrued management fees			25,275
Service fees (and distribution fees — A Class and R Class) payable			3,497
Distribution fees payable			1,126
			92,454

Net Assets			$24,577,708

Net Assets Consist of:
Capital (par value and paid-in surplus)			$32,992,653
Undistributed net investment income			295,295
Accumulated net realized loss on investment and foreign currency transactions			(8,940,836)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			230,596
			$24,577,708

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,850,867	959,622	$6.10
Institutional Class, $0.01 Par Value	$1,358,587	223,206	$6.09
A Class, $0.01 Par Value	$15,302,299	2,497,182	$6.13*
B Class, $0.01 Par Value	$1,029,459	171,447	$6.00
C Class, $0.01 Par Value	$827,352	135,058	$6.13
R Class, $0.01 Par Value	$209,144	34,240	$6.11
*Maximum offering price $6.50 (net asset value divided by 0.9425)

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $46,168)	$ 514,800
Interest	410
515,210
Expenses:
Management fees	183,509
Distribution fees:
B Class	4,755
C Class	3,506
Service fees:
B Class	1,585
C Class	1,169
Distribution and service fees:
A Class	22,531
R Class	422
Directors’ fees and expenses	740
Other expenses	1,343
219,560

Net investment income (loss)	295,650

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(236,263)
Foreign currency transactions	112,836
(123,427)

Change in net unrealized appreciation (depreciation) on:
Investments	(1,241,077)
Translation of assets and liabilities in foreign currencies	(3,117,048)
(4,358,125)

Net realized and unrealized gain (loss)	(4,481,552)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,185,902)

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 295,650	$ 792,809
Net realized gain (loss)	(123,427)	(6,688,028)
Change in net unrealized appreciation (depreciation)	(4,358,125)	15,518,583
Net increase (decrease) in net assets resulting from operations	(4,185,902)	9,623,364

Distributions to Shareholders
From net investment income:
Investor Class	(281,159)	(55,648)
Institutional Class	(73,160)	(609,469)
A Class	(645,217)	(312,916)
B Class	(28,789)	(20,569)
C Class	(19,261)	(4,827)
R Class	(4,722)	(1,437)
Decrease in net assets from distributions	(1,052,308)	(1,004,866)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(7,736)	(22,114,533)

Redemption Fees
Increase in net assets from redemption fees	3,329	2,341

Net increase (decrease) in net assets	(5,242,617)	(13,493,694)

Net Assets
Beginning of period	29,820,325	43,314,019
End of period	$ 24,577,708	$ 29,820,325

Undistributed net investment income	$295,295	$1,051,953

See Notes to Financial Statements.

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of foreign companies. The fund may also invest a portion of its assets in U.S. companies. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 9), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 1.30% for the Investor Class, A Class, B Class, C Class and R Class and 1.10% for the Institutional Class.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

ACGIM has entered into a Subadvisory Agreement with Templeton Investment Counsel, LLC (Templeton) on behalf of the fund. Templeton makes investment decisions for the fund in accordance with the fund’s investment objectives, policies, and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining Templeton as the subadvisor of the fund. Templeton has entered into a Subadvisory Agreement with Franklin Templeton Investments (Asia) Limited on behalf of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

Other Expenses — The fund’s total other expenses include the fees and expenses of the fund’s independent directors and their legal counsel, interest, and other miscellaneous expenses. A portion of these expenses was due to nonrecurring expenses paid by the fund. The impact of total other expenses to the annualized ratio of operating expenses to average net assets was 0.02%.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $4,378,364 and $3,582,525, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended May 28, 2010		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	55,000,000		55,000,000
Sold	347,173	$ 2,423,066	673,027	$ 4,620,879
Issued in reinvestment of distributions	38,587	273,798	9,439	54,649
Redeemed	(390,195)	(2,771,587)	(177,325)	(1,061,257)
	(4,435)	(74,723)	505,141	3,614,271
Institutional Class/Shares Authorized	55,000,000		55,000,000
Sold	36,253	247,319	110,391	687,461
Issued in reinvestment of distributions	10,333	73,160	105,262	609,469
Redeemed	(45,101)	(316,683)	(4,343,332)	(26,020,480)
	1,485	3,796	(4,127,679)	(24,723,550)
A Class/Shares Authorized	45,000,000		55,000,000
Sold	750,740	5,474,243	573,706	3,482,243
Issued in reinvestment of distributions	89,337	636,290	52,914	307,968
Redeemed	(885,140)	(6,018,456)	(823,600)	(4,757,711)
	(45,063)	92,077	(196,980)	(967,500)
B Class/Shares Authorized	5,000,000		5,000,000
Sold	—	—	22,588	137,394
Issued in reinvestment of distributions	4,077	28,443	3,600	20,448
Redeemed	(42,977)	(295,765)	(102,821)	(558,503)
	(38,900)	(267,322)	(76,633)	(400,661)
C Class/Shares Authorized	10,000,000		50,000,000
Sold	33,546	239,654	73,369	441,842
Issued in reinvestment of distributions	2,661	18,909	808	4,679
Redeemed	(21,008)	(142,925)	(16,397)	(95,563)
	15,199	115,638	57,780	350,958
R Class/Shares Authorized	5,000,000		5,000,000
Sold	19,658	138,144	5,090	29,371
Issued in reinvestment of distributions	667	4,722	248	1,437
Redeemed	(2,974)	(20,068)	(2,852)	(18,859)
	17,351	122,798	2,486	11,949
Net increase (decrease)	(54,363)	$ (7,736)	(3,835,885)	$(22,114,533)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$2,422,424	$21,826,434	—
Temporary Cash Investments	97,764	—	—
Total Value of Investment Securities	$2,520,188	$21,826,434	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$24,237,812
Gross tax appreciation of investments	$ 3,978,316
Gross tax depreciation of investments	(3,869,506)
Net tax appreciation (depreciation) of investments	$ 108,810

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2009, the fund had accumulated capital losses of $(8,554,284), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,370,503) and $(7,183,781) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of new agreements necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until new agreements are approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved new investment advisory and subadvisory agreements. The new agreements are also substantially identical to the terminated agreements (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreements for the fund were approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreements went into effect on July 16, 2010.

Financial Highlights

International Value

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.33	$5.47	$11.48	$14.36	$12.85
Income From Investment Operations
Net Investment Income (Loss)(3)	0.08	0.11	0.19	0.22	0.15
Net Realized and Unrealized Gain (Loss)	(1.02)	1.88	(5.18)	2.09	1.36
Total From Investment Operations	(0.94)	1.99	(4.99)	2.31	1.51
Distributions
From Net Investment Income	(0.29)	(0.13)	(0.24)	(0.47)	—
From Net Realized Gains	—	—	(0.78)	(4.72)	—
Total Distributions	(0.29)	(0.13)	(1.02)	(5.19)	—
Net Asset Value, End of Period	$6.10	$7.33	$5.47	$11.48	$14.36

Total Return(4)	(13.32)%	36.98%	(47.43)%	23.55%	11.75%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.32%(5)	1.31%	1.31%	1.30%	1.30%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.30%(5)	2.34%	2.20%	1.96%	2.77%(5)(6)
Portfolio Turnover Rate	13%	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$5,851	$7,062	$2,512	$3,044	$437
(1) Six months ended May 28, 2010 (unaudited).
(2)	April 3, 2006 (commencement of sale) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.34	$5.48	$11.50	$14.38	$12.85
Income From Investment Operations
Net Investment Income (Loss)(3)	0.09	0.18	0.21	0.23	0.25
Net Realized and Unrealized Gain (Loss)	(1.02)	1.82	(5.19)	2.10	1.28
Total From Investment Operations	(0.93)	2.00	(4.98)	2.33	1.53
Distributions
From Net Investment Income	(0.32)	(0.14)	(0.26)	(0.49)	—
From Net Realized Gains	—	—	(0.78)	(4.72)	—
Total Distributions	(0.32)	(0.14)	(1.04)	(5.21)	—
Net Asset Value, End of Period	$6.09	$7.34	$5.48	$11.50	$14.38

Total Return(4)	(13.23)%	37.18%	(47.32)%	23.77%	11.91%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.12%(5)	1.11%	1.11%	1.10%	1.10%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.50%(5)	2.54%	2.40%	2.16%	2.97%(5)(6)
Portfolio Turnover Rate	13%	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$1,359	$1,627	$23,847	$45,262	$35,574
(1) Six months ended May 28, 2010 (unaudited).
(2)	April 3, 2006 (commencement of sale) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.33	$5.48	$11.49	$14.35	$12.70	$10.91	$9.64
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.07	0.10	0.18	0.20	0.25	0.18	0.13
Net Realized and
Unrealized Gain (Loss)	(1.01)	1.86	(5.20)	2.11	1.40	1.97	1.37
Total From
Investment Operations	(0.94)	1.96	(5.02)	2.31	1.65	2.15	1.50
Distributions
From Net Investment Income	(0.26)	(0.11)	(0.21)	(0.45)	—	(0.15)	(0.11)
From Net Realized Gains	—	—	(0.78)	(4.72)	—	(0.21)	(0.12)
Total Distributions	(0.26)	(0.11)	(0.99)	(5.17)	—	(0.36)	(0.23)
Net Asset Value, End of Period	$6.13	$7.33	$5.48	$11.49	$14.35	$12.70	$10.91

Total Return(4)	(13.34)%	36.40%	(47.53)%	23.44%	12.99%	19.95%	15.58%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.57%(6)	1.56%	1.51%(5)	1.40%(5)	1.40%(5)(6)	1.35%	1.41%
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)	1.57%(6)	1.56%	1.56%	1.55%	1.55%(6)	1.35%	1.41%
Ratio of Net Investment Income
(Loss) to Average Net Assets	2.05%(6)	2.09%	2.00%(5)	1.86%(5)	2.67%(5)(6)(7)	1.52%	1.28%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.05%(6)	2.09%	1.95%	1.71%	2.52%(6)(7)	1.52%	1.28%
Portfolio Turnover Rate	13%	16%	4%	11%	17%	7%	18%
Net Assets, End of Period
(in thousands)	$15,302	$18,644	$15,015	$24,558	$19,890	$54,617	$203,215
(1)	Six months ended May 28, 2010 (unaudited).
(2)	April 1, 2006 through November 30, 2006. The fund’s fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund’s fiscal year end was March 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	The distributor voluntarily waived a portion of its distribution and service fees from April 1, 2006 through March 31, 2008.
(6) Annualized.
(7)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006(2)	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.11	$5.32	$11.16	$14.08	$12.51	$10.75	$9.52
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.04	0.05	0.11	0.12	0.17	0.10	0.06
Net Realized and
Unrealized Gain (Loss)	(1.00)	1.81	(5.05)	2.05	1.40	1.93	1.34
Total From
Investment Operations	(0.96)	1.86	(4.94)	2.17	1.57	2.03	1.40
Distributions
From Net Investment Income	(0.15)	(0.07)	(0.12)	(0.37)	—	(0.06)	(0.05)
From Net Realized Gains	—	—	(0.78)	(4.72)	—	(0.21)	(0.12)
Total Distributions	(0.15)	(0.07)	(0.90)	(5.09)	—	(0.27)	(0.17)
Net Asset Value, End of Period	$6.00	$7.11	$5.32	$11.16	$14.08	$12.51	$10.75

Total Return(4)	(13.82)%	35.36%	(47.84)%	22.51%	12.55%	19.07%	14.69%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.32%(6)	2.31%	2.22%(5)	2.09%(5)	2.09%(5)(6)	2.08%	2.09%
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)	2.32%(6)	2.31%	2.31%	2.30%	2.30%(6)	2.08%	2.09%
Ratio of Net Investment Income
(Loss) to Average Net Assets	1.30%(6)	1.34%	1.29%(5)	1.17%(5)	1.98%(5)(6)(7)	0.90%	0.61%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	1.30%(6)	1.34%	1.20%	0.96%	1.77%(6)(7)	0.90%	0.61%
Portfolio Turnover Rate	13%	16%	4%	11%	17%	7%	18%
Net Assets, End of Period
(in thousands)	$1,029	$1,495	$1,526	$4,059	$4,313	$4,917	$5,165
(1)	Six months ended May 28, 2010 (unaudited).
(2)	April 1, 2006 through November 30, 2006. The fund’s fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund’s fiscal year end was March 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	The distributor voluntarily waived a portion of its distribution and service fees from April 1, 2006 through March 31, 2008.
(6) Annualized.
(7)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.25	$5.42	$11.37	$14.27	$12.85
Income From Investment Operations
Net Investment Income (Loss)(3)	0.05	0.05	0.12	0.12	0.14
Net Realized and Unrealized Gain (Loss)	(1.02)	1.85	(5.17)	2.07	1.28
Total From Investment Operations	(0.97)	1.90	(5.05)	2.19	1.42
Distributions
From Net Investment Income	(0.15)	(0.07)	(0.12)	(0.37)	—
From Net Realized Gains	—	—	(0.78)	(4.72)	—
Total Distributions	(0.15)	(0.07)	(0.90)	(5.09)	—
Net Asset Value, End of Period	$6.13	$7.25	$5.42	$11.37	$14.27

Total Return(4)	(13.83)%	35.44%	(47.93)%	22.28%	11.05%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.32%(5)	2.31%	2.31%	2.30%	2.30%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.30%(5)	1.34%	1.20%	0.96%	1.77%(5)(6)
Portfolio Turnover Rate	13%	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$827	$869	$337	$222	$41
(1) Six months ended May 28, 2010 (unaudited).
(2)	April 3, 2006 (commencement of sale) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

International Value

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.28	$5.45	$11.42	$14.31	$12.85
Income From Investment Operations
Net Investment Income (Loss)(3)	0.09	0.09	0.13	0.11	0.19
Net Realized and Unrealized Gain (Loss)	(1.04)	1.84	(5.14)	2.14	1.27
Total From Investment Operations	(0.95)	1.93	(5.01)	2.25	1.46
Distributions
From Net Investment Income	(0.22)	(0.10)	(0.18)	(0.42)	—
From Net Realized Gains	—	—	(0.78)	(4.72)	—
Total Distributions	(0.22)	(0.10)	(0.96)	(5.14)	—
Net Asset Value, End of Period	$6.11	$7.28	$5.45	$11.42	$14.31

Total Return(4)	(13.46)%	35.90%	(47.61)%	22.91%	11.36%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.82%(5)	1.81%	1.81%	1.80%	1.80%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.80%(5)	1.84%	1.70%	1.46%	2.27%(5)(6)
Portfolio Turnover Rate	13%	16%	4%	11%	17%
Net Assets, End of Period (in thousands)	$209	$123	$78	$202	$28
(1) Six months ended May 28, 2010 (unaudited).
(2)	April 3, 2006 (commencement of sale) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

Board Approval of Management and Subadvisory Agreements

American Century Global Investment Management, Inc. (“ACGIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Investment Management, Inc. (“ACIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subad-visory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”). In addition, Templeton Investment Counsel, LLC (“Templeton”) currently serves as a subadvisor to the Fund under an interim investment subadvisory agreement with ACGIM (the “Templeton Interim Subadvisory Agreement”). Franklin Templeton Investments (Asia) Limited (“Franklin Asia” and, together with Templeton, the “Templeton Subadisors”) also currently serves as an additional subad-visor to the fund under an interim investment subadvisory agreement with Templeton (“Franklin Asia Interim Subadvisory Agreement” and, together with the Templeton Interim Subadvisory Agreement, the “Interim Templeton Agreements”). Templeton and Franklin Asia previously served as investment advisors to the Fund pursuant to agreements (the “Prior Templeton Agreements”). The Prior Agreements and Prior Templeton Agreements all terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements and Interim Templeton Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor, Subadvisor, Templeton and Franklin Asia after the termination of the Prior Agreements and Prior Templeton Agreements. In addition, because American Century had indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements and Interim Templeton Agreements, the new management agreements (which require Shareholder approval under the Act) that replace the Interim Agreements and Interim Templeton Agreements are between the Fund and ACIM as investment advisor to the Fund (the “Proposed Management Agreement”) and between ACIM and the Templeton Subadvisors as subadvisors to the Fund (the “Proposed Combined Subadvisory Agreement” and, together with the Proposed Management Agreement, the “Proposed Agreements”). The Board approved the Proposed Agreements and recommended their approval to shareholders. Fund shareholders approved the Proposed Agreements at a meeting on June 16, 2010.

The Board took into consideration that the combination of ACGIM into ACIM is being undertaken for reasons of organizational simplification and will eliminate the need for additional investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and Interim Templeton Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Management Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of a subadvisor in the Proposed Management Agreement. The Interim Templeton Agreements and Proposed Combined Subadvisory Agreement are substantially identical to the Prior Templeton Agreements except for their effective dates, the termination provisions of the Interim Templeton Agreements and the combination of the two subadvisory agreements into the Proposed Combined Subadvisory Agreement. Under the Proposed Agreements, ACIM will provide the same services as provided by ACGIM and ACIM, and Templeton and Franklin Asia will continue to provide the same services. In addition, under the Proposed Agreements, ACIM, Templeton and Franklin Asia will be subject to the same duties, and receive the same compensation rate as under the Prior Agreements and Prior Templeton Agreements.

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subad-visor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the consolidated Advisors. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisors’ industry standing and reputation and in the expectation that the Advisors will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, ACIM is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, ACIM provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects ACIM to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with ACIM the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, ACIM will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by ACIM.

Costs of Services Provided and Profitability. The Advisors provided detailed information concerning their cost of providing various services to the Fund, their profitability in managing the Fund, their overall profitability, and their financial condition. The Board reviewed with the Advisors the methodology used to prepare this financial information. The Board has also reviewed with the Advisors their methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisors. This financial information regarding the Advisors is considered in order to evaluate the Advisors’ financial condition, ACIM’s ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisors’ profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers ACIM’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that ACIM’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by ACIM regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by ACIM and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of its advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the advisor in providing various functions to the Fund. The Board believes ACIM will appropriately share economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior Agreements and Proposed Management Agreements provide that the Fund pays ACGIM or ACIM a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, ACIM is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to ACIM the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by ACIM. The Board concluded that the management fee to be paid by the Fund to ACIM under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from ACIM concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits ACIM may receive as a result of its relationship with the Fund. The Board concluded that ACIM’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that ACIM receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that ACIM is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Basis for the Board’s Approval of the Proposed Combined Subadvisory Agreement. At its meeting held on March 29, 2010, the Board considered and approved the Proposed Combined Subadvisory Agreement between ACIM, Templeton and Franklin Asia with respect to the Fund. In approving the Proposed Combined Subadvisory Agreement, the Board considered the following criteria relevant to Templeton and Franklin Asia:

• the nature of the investment management services provided to the Fund;

• Templeton and Franklin Asia’s breadth of experience in international fund management;

• data comparing the Fund’s performance to appropriate benchmarks and a peer group of other funds with similar objectives and strategies; and

• the compliance policies, procedures, and regulatory experience of Templeton and Franklin Asia.

The Board also considered Templeton and Franklin Asia’s positive track record with respect to complying with American Century’s stringent requirements for trading practices and soft dollar arrangements.

Under the Proposed Combined Subadvisory Agreement, Templeton and Franklin Asia are responsible for managing the investment operations and composition of the Fund, including the purchase, retention, and disposition of the investments held by the Fund. In performing its evaluation, the Board considered information received in connection with the approval of the Proposed Combined Subadvisory Agreement, as well as information provided on an ongoing basis at its regularly scheduled Board and committee meetings. The Board did not consider the profitability of Templeton because Templeton is paid from the unified fee of the fund’s advisor as a result of arm’s length negotiations.

After considering all information presented, and while no single factor was determinative, the Fund’s Board, including the Independent Directors, unanimously approved the Proposed Combined Subadvisory Agreement and determined to recommend that shareholders of the International Value Fund approve the Proposed Combined Subadvisory Agreement.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by ACIM and others, concluded that the Proposed Management Agreement and Proposed Combined Subadvisory Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68672

Semiannual Report
May 28, 2010

American Century Investments®

International Discovery Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

International Discovery

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information
Board Approval of Management and Subadvisory Agreements	29
Additional Information	35
Index Definitions	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	-8.85%	MSCI World Free Index	-4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	-2.75%	*Total returns for periods less than one year are not annualized and are
		based on the period beginning December 1, 2009.

4

Performance

International Discovery

Total Returns as of May 28, 2010
Average Annual Returns
	Ticker					Since	Inception
	Symbol	6 months(1) (2)	1 year(2)	5 years(2)	10 years(2)	Inception	Date
Investor Class	TWEGX	-5.06%	12.43%	5.45%	3.00%	10.81%	4/1/94
MSCI AC World ex-US
Mid Cap Growth Index	—	-6.37%	12.87%	3.34%	0.61%	N/A(3)	—
Institutional Class	TIDIX	-5.09%	12.60%	5.64%	3.19%	9.08%	1/2/98
A Class(4)	ACIDX						4/28/98
No sales charge*		-5.26%	12.16%	5.19%	2.74%	6.98%
With sales charge*		-10.70%	5.73%	3.94%	2.13%	6.45%
C Class	TWECX						3/1/10
No sales charge*		—	—	—	—	-4.82%(1)
With sales charge*		—	—	—	—	-5.78%(1)
R Class	TWERX						3/1/10
Before redemption fee		—	—	—	—	-4.71%(1)
Net of redemption fee(5)		—	—	—	—	-6.61%(1)
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Total returns are based on the periods beginning December 1, 2009 for the 6 month returns, June 1, 2009 for the 1 year returns, June 1, 2005 for the 5 year returns and June 1, 2000 for the 10 year returns.
(3)	Benchmark data first available June 1994.
(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.
(5)	Returns reflect the deduction of a 2.00% redemption fee, incurred if shares were redeemed within 180 days after purchase.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

International Discovery

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.48%	1.28%	1.73%	2.48%	1.98%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

International Discovery

Portfolio Managers: Mark Kopinski and Brian Brady

Performance Summary

The International Discovery portfolio returned -5.06%* for the six months ended May 28, 2010, compared with its benchmark, the MSCI All-Country World ex-U.S. Mid Cap Growth Index, which returned -6.37%.

Investor confidence generally remained upbeat for the first four months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, late in the period, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices plunged, wiping out the gains achieved earlier in the period. International growth stocks fared slightly better than their value counterparts, while small-cap stocks outperformed large-cap stocks. Meanwhile, the euro tumbled sharply relative to the U.S. dollar, which added to the woes of foreign-based corporations.

Earnings growth and momentum, which are important components of the portfolio’s investment process, performed well during the first several months of the period, which accounted for the portfolio’s relative outperformance compared with the benchmark. More specifically, our stock selection and sector allocations helped push the portfolio ahead of the index for the six-month period.

Spain Topped Contributors

From a country perspective, our exposure in Spain made the greatest contribution to relative performance, followed by South Korea and Greece. Stock selection was the driving force in Spain and South Korea, while an underweight helped relative results in Greece.

South Korea was home to the portfolio’s top two contributors for the period, both portfolio-only positions: Samsung Electro-Mechanics, an electronic equipment and products manufacturer, and Kia Motors, an automobile manufacturer. Samsung reported strong operating profits and double-digit sales growth and said it expected strong demand for its semiconductors throughout the remainder of 2010. Kia Motors experienced explosive global sales growth, with particularly strong gains in China.

At the opposite end of the performance spectrum, portfolio exposure in China, Norway, and Singapore detracted the most from results. Stock selection hurt in China and Singapore, and an overweighted position detracted in Norway. Our portfolio-only position in Norway’s Storebrand Asa, an insurance, banking, and asset-management company, represented the portfolio’s largest detractor for the period.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

7

International Discovery

Financials, Industrials Outperformed

The portfolio’s financials, industrials, and energy sectors represented the largest contributors to relative performance, primarily due to robust stock selection. In addition, an underweighted position in financials and an overweight in energy helped relative results. Within the financials sector, the commercial banking industry benefited from strong stock selection. The industrials sector, which finished the period as the portfolio’s largest sector weighting, benefited from favorable results in a variety of industries, including machinery, transportation infrastructure, and electrical equipment. Within the energy sector, our overweighted position in Canada-based Pacific Rubiales Energy Corp., an oil and natural gas company, was among the portfolio’s top contributors for the period.

Materials, Consumer Staples Disappointed

Stock selection detracted from results in the portfolio’s materials, consumer staples, and health care sectors during the period. In the materials sector, the metals and mining industry represented the largest performance detractor. In particular, our underweighted positions in two gold-mining companies, Canada’s Eldorado Gold Corp. and the United Kingdom’s Randgold Resources, dragged down relative results.

Outlook

Global economic activity is improving, but significant headwinds remain—namely, the explosion of sovereign debt in developed nations. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. Among sectors, the portfolio remains heavily exposed to technology and industrials, which should benefit in the move from economic recovery to expansion. We expect further volatility throughout the international stock markets, yet we will continue to seek small- to mid-sized companies located around the world (excluding the United States) offering promising growth opportunities.

8

International Discovery

Top Ten Holdings
% of net assets
as of 5/28/10
Samsung Electro-Mechanics Co. Ltd.	2.8%
FLSmidth & Co. A/S	2.5%
Marubeni Corp.	2.4%
Lanxess AG	2.2%
Sumitomo Heavy Industries Ltd.	2.2%
Omron Corp.	2.0%
Vallourec SA	2.0%
ARM Holdings plc	1.9%
Kawasaki Kisen Kaisha Ltd.	1.8%
Storebrand ASA	1.8%

Types of Investments in Portfolio
% of net assets
as of 5/28/10
Foreign Common Stocks	98.3%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	1.1%

Investments by Country
% of net assets
as of 5/28/10
Japan	17.4%
United Kingdom	13.1%
Canada	7.9%
France	7.8%
Denmark	6.5%
South Korea	6.2%
Germany	5.1%
Switzerland	4.8%
Australia	3.6%
Taiwan (Republic of China)	3.5%
Sweden	3.0%
Norway	2.9%
Netherlands	2.5%
Finland	2.4%
Other Countries	11.6%
Cash and Equivalents*	1.7%
*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

10

to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	12/1/09	5/28/10	12/1/09 - 5/28/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$949.40	$6.88	1.44%
Institutional Class	$1,000	$949.10	$5.93	1.24%
A Class	$1,000	$947.40	$8.07	1.69%
C Class	$1,000	$951.80(2)	$5.74(3)	2.44%
R Class	$1,000	$952.90(2)	$4.57(3)	1.94%
Hypothetical
Investor Class	$1,000	$1,017.46	$7.12	1.44%
Institutional Class	$1,000	$1,018.44	$6.14	1.24%
A Class	$1,000	$1,016.23	$8.36	1.69%
C Class	$1,000	$1,012.55(4)	$12.04(4)	2.44%
R Class	$1,000	$1,015.01(4)	$9.59(4)	1.94%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through May 28, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 88, the number of days in the period from March 1, 2010 (commencement of sale) through May 28, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

International Discovery

MAY 28, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 98.3%			Technip SA	67,100	$ 4,369,752
AUSTRALIA — 3.6%			Vallourec SA	90,400	16,720,728
Amcor Ltd.	2,480,300	$ 12,862,863			65,698,687
Billabong International Ltd.	960,000	8,170,947	GERMANY — 5.1%
Coca-Cola Amatil Ltd.	457,600	4,188,744	adidas AG	167,200	8,267,040
Cochlear Ltd.	89,800	5,548,265	Aixtron AG	164,700	4,444,542
			Infineon Technologies AG(1)	2,170,100	12,113,706
		30,770,819
AUSTRIA — 0.8%			Lanxess AG	456,800	18,499,750
Andritz AG	129,800	7,145,154			43,325,038
BELGIUM — 0.8%			HONG KONG — 0.5%
Bekaert SA	43,300	7,212,008	Noble Group Ltd.	3,252,090	4,040,900
BERMUDA — 1.7%			HUNGARY — 0.3%
Frontline Ltd.	330,200	10,860,278	OTP Bank plc(1)	112,900	2,862,613
Seadrill Ltd.	153,700	3,147,333	INDIA — 1.0%
		14,007,611	IRB Infrastructure
			Developers Ltd.	821,500	4,581,896
CANADA — 7.9%
			Shriram Transport Finance
Gildan Activewear, Inc.(1)	383,300	11,085,036	Co. Ltd.	229,000	2,739,730
Imax Corp.(1)	645,800	10,946,310	Yes Bank Ltd.(1)	209,167	1,257,373
Intact Financial Corp.	244,500	10,535,989			8,578,999
Lululemon Athletica, Inc.(1)	83,700	3,419,982	INDONESIA — 0.8%
Pacific Rubiales			PT United Tractors Tbk	3,620,000	6,927,195
Energy Corp.(1)	398,900	8,300,941
			ISRAEL — 0.2%
Red Back Mining, Inc.(1)	598,400	15,267,047
			Mellanox Technologies Ltd.(1)	71,600	1,664,700
Western Coal Corp.(1)	1,522,900	7,582,664
			JAPAN — 17.4%
		67,137,969	Dentsu, Inc.	310,000	7,856,687
CAYMAN ISLANDS — 0.6%			Disco Corp.	200,800	13,477,486
Herbalife Ltd.	106,100	4,790,415	Fuji Heavy Industries Ltd.(1)	852,000	4,790,519
DENMARK — 6.5%			Hino Motors Ltd.	1,005,000	5,007,621
Coloplast A/S B Shares	71,800	7,343,033	Kawasaki Kisen
Danisco A/S	230,200	13,516,086	Kaisha Ltd.(1)	3,808,000	15,488,776
DSV A/S	276,300	4,084,280	Konica Minolta Holdings, Inc.	439,000	4,818,921
FLSmidth & Co. A/S	335,700	20,829,655	Marubeni Corp.	3,583,000	20,009,938
Novozymes A/S B Shares	83,000	8,807,417	NGK Spark Plug Co. Ltd.	419,000	5,214,776
		54,580,471	Nikon Corp.	315,200	6,024,084
FINLAND — 2.4%			Omron Corp.	823,300	17,055,659
KONE Oyj B Shares	171,200	6,683,139	ORIX Corp.	153,700	11,742,021
Metso Oyj	423,200	13,229,724	Showa Denko KK	7,121,000	14,027,102
		19,912,863	Sumitomo Heavy
FRANCE — 7.8%			Industries Ltd.	3,257,000	18,370,725
Atos Origin SA(1)	134,500	5,849,202	Sysmex Corp.	49,600	2,804,798
Eutelsat Communications	306,900	9,963,869			146,689,113
Publicis Groupe SA	249,800	10,302,307	LUXEMBOURG — 0.7%
Safran SA	280,700	7,539,000	Millicom International
Sodexo	195,100	10,953,829	Cellular SA	69,900	5,587,107

12

International Discovery

	Shares	Value		Shares	Value
MEXICO — 0.5%			TAIWAN (REPUBLIC OF CHINA) — 3.5%
Grupo Financiero Banorte			Eva Airways Corp.(1)	12,851,000	$ 7,107,918
SAB de CV, Series O	1,067,800	$ 4,107,432	Nan Ya Printed Circuit
NETHERLANDS — 2.5%			Board Corp.	1,960,000	8,206,280
Koninklijke Vopak NV	246,400	9,362,749	Unimicron Technology Corp.	5,604,000	7,866,667
QIAGEN NV(1)	221,600	4,626,511	Yageo Corp.	15,798,000	6,810,391
Randstad Holding NV(1)	180,200	7,505,610			29,991,256
		21,494,870	UNITED KINGDOM — 13.1%
NORWAY — 2.9%			Aggreko plc	451,200	8,226,836
Petroleum			ARM Holdings plc	4,465,300	15,943,183
Geo-Services ASA(1)	56,700	573,202	Burberry Group plc	756,800	7,538,334
Schibsted ASA	419,700	8,335,249	Cairn Energy plc(1)	1,633,800	9,476,571
Storebrand ASA(1)	2,834,500	15,283,526	Cookson Group plc(1)	909,200	6,217,993
		24,191,977	G4S plc	950,100	3,605,642
PANAMA — 0.5%			Intercontinental Hotels
Copa Holdings SA, Class A	80,600	4,110,600	Group plc	892,300	14,071,586
PEOPLE’S REPUBLIC OF CHINA — 0.9%			ITV plc(1)	2,056,300	1,657,463
Agile Property Holdings Ltd.	3,162,000	3,326,005	Michael Page
China Yurun Food Group Ltd.	1,653,000	4,366,836	International plc	1,343,900	7,188,440
		7,692,841	Rexam plc	1,468,000	6,654,806
SINGAPORE — 0.9%			Schroders plc	466,100	8,923,911
Neptune Orient Lines Ltd.(1)	5,952,000	7,953,594	Serco Group plc	1,073,000	9,452,332
SOUTH AFRICA — 0.8%			Weir Group plc (The)	883,400	11,826,562
Aspen Pharmacare					110,783,659
Holdings Ltd.(1)	647,600	6,797,299	TOTAL COMMON STOCKS
SOUTH KOREA — 6.2%			(Cost $794,625,875)		830,651,093
Kia Motors Corp.	478,200	12,333,073	Temporary Cash Investments — 0.6%
Lock & Lock Co. Ltd.	113,050	3,118,971	JPMorgan U.S. Treasury
Melfas, Inc.(1)	90,900	4,339,904	Plus Money Market Fund
Samsung Electro-Mechanics			Agency Shares	23,825	23,825
Co. Ltd.	207,500	24,000,322	Repurchase Agreement, Credit Suisse
Samsung SDI Co. Ltd.	63,700	8,346,427	First Boston, Inc., (collateralized by various
		52,138,697	U.S. Treasury obligations, 0.875%, 10/31/11,
			valued at $4,594,879), in a joint trading
SPAIN — 0.6%			account at 0.15%, dated 5/28/10, due
Amadeus IT Holding SA,			6/1/10 (Delivery value $4,500,075)		4,500,000
A Shares(1)	342,500	5,194,894	TOTAL TEMPORARY
SWEDEN — 3.0%			CASH INVESTMENTS
Modern Times Group AB			(Cost $4,523,825)		4,523,825
B Shares	177,800	9,281,131	TOTAL INVESTMENT
SSAB AB A Shares	494,100	7,293,341	SECURITIES — 98.9%
Swedish Match AB	409,000	8,476,679	(Cost $799,149,700)		835,174,918
			OTHER ASSETS
		25,051,151	AND LIABILITIES — 1.1%		9,573,837
SWITZERLAND — 4.8%			TOTAL NET ASSETS — 100.0%		$844,748,755
Adecco SA	240,000	11,593,001
Clariant AG(1)	1,224,300	14,238,504
Informa plc	819,400	4,465,572
Sonova Holding AG	17,600	1,894,016
Sulzer AG	96,400	8,020,068
		40,211,161

13

International Discovery

Market Sector Diversification
(as a % of net assets)
Industrials	30.8%
Consumer Discretionary	18.3%
Information Technology	16.6%
Materials	12.8%
Financials	7.2%
Energy	4.3%
Consumer Staples	4.2%
Health Care	3.4%
Telecommunication Services	0.7%
Cash and Equivalents*	1.7%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $799,149,700)			$835,174,918
Foreign currency holdings, at value (cost of $3,663,782)			3,663,525
Receivable for investments sold			22,563,833
Receivable for capital shares sold			265,159
Dividends and interest receivable			1,953,827
Other assets			50,192
			863,671,454

Liabilities
Disbursements in excess of demand deposit cash			68,979
Payable for investments purchased			17,540,063
Payable for capital shares redeemed			340,830
Accrued management fees			971,809
Service fees (and distribution fees – A Class and R Class) payable			1,000
Distribution fees payable			18
			18,922,699

Net Assets			$844,748,755

Net Assets Consist of:
Capital (par value and paid-in surplus)			$1,253,046,968
Accumulated net investment loss			(1,663,093)
Accumulated net realized loss on investment and foreign currency transactions			(442,610,079)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			35,974,959
			$844,748,755

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$764,431,441	94,444,809	$8.09
Institutional Class, $0.01 Par Value	$75,652,045	9,256,488	$8.17
A Class, $0.01 Par Value	$4,599,144	579,980	$7.93*
C Class, $0.01 Par Value	$42,314	5,231	$8.09
R Class, $0.01 Par Value	$23,811	2,941	$8.10
*Maximum offering price $8.41 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $529,518)	$ 6,477,470
Interest	3,184
6,480,654
Expenses:
Management fees	6,610,888
Distribution fees — C Class	53
Service fees — C Class	18
Distribution and service fees:
A Class	7,371
R Class	32
Directors’ fees and expenses	13,572
Other expenses	23,513
6,655,447

Net investment income (loss)	(174,793)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $292,750)	128,777,886
Foreign currency transactions	(1,194,797)
127,583,089

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(266,851))	(95,619,299)
Translation of assets and liabilities in foreign currencies	(76,621,628)
(172,240,927)

Net realized and unrealized gain (loss)	(44,657,838)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(44,832,631)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (174,793)	$ 1,207,984
Net realized gain (loss)	127,583,089	(83,552,531)
Change in net unrealized appreciation (depreciation)	(172,240,927)	354,090,852
Net increase (decrease) in net assets resulting from operations	(44,832,631)	271,746,305

Distributions to Shareholders
From net investment income:
Investor Class	(1,891,482)	(6,272,184)
Institutional Class	(506,500)	(623,699)
A Class	—	(57,587)
Decrease in net assets from distributions	(2,397,982)	(6,953,470)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(67,131,928)	(85,394,901)

Redemption Fees
Increase in net assets from redemption fees	74,465	162,422

Net increase (decrease) in net assets	(114,288,076)	179,560,356

Net Assets
Beginning of period	959,036,831	779,476,475
End of period	$844,748,755	$959,036,831

Accumulated undistributed net investment income (loss)	$(1,663,093)	$909,682

See Notes to Financial Statements.

17

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Discovery Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of companies that are small- to medium-sized at time of purchase and are located in foreign developed countries or emerging market countries. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class), the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and the C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the C Class and R Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 9), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.20% to 1.75% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 1.43% for the Investor Class, A Class, C Class and R Class and 1.23% for the Institutional Class.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

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Related Parties — Certain officers and directors of the corporation are also officers and/ or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $967,999,272 and $1,035,267,425, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended May 28, 2010(1)		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	2,963,489	$ 26,192,302	8,973,349	$ 62,070,331
Issued in reinvestment of distributions	203,829	1,811,258	1,112,979	6,032,128
Redeemed	(10,769,305)	(94,378,931)	(21,983,823)	(150,599,718)
	(7,601,987)	(66,375,371)	(11,897,495)	(82,497,259)
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	1,139,984	10,340,635	2,436,097	16,480,062
Issued in reinvestment of distributions	53,799	482,824	107,347	588,261
Redeemed	(1,153,152)	(10,128,398)	(2,014,567)	(13,522,357)
	40,631	695,061	528,877	3,545,966
A Class/Shares Authorized	10,000,000		10,000,000
Sold	84,595	727,841	245,044	1,614,204
Issued in reinvestment of distributions	—	—	10,693	56,778
Redeemed	(262,081)	(2,250,346)	(1,230,260)	(8,114,590)
	(177,486)	(1,522,505)	(974,523)	(6,443,608)
C Class/Shares Authorized	10,000,000		N/A
Sold	5,231	45,887
R Class/Shares Authorized	10,000,000		N/A
Sold	2,941	25,000
Net increase (decrease)	(7,730,670)	$(67,131,928)	(12,343,141)	$(85,394,901)
(1) March 1, 2010 (commencement of sale) through May 28, 2010 for the C Class and R Class.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

21

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$52,464,428	$778,186,665	—
Temporary Cash Investments	23,825	4,500,000	—
Total Value of Investment Securities	$52,488,253	$782,686,665	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of smaller companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$802,062,311
Gross tax appreciation of investments	$ 72,856,923
Gross tax depreciation of investments	(39,744,316)
Net tax appreciation (depreciation) of investments	$ 33,112,607

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

As of November 30, 2009, the fund had accumulated capital losses of $(566,991,044), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(325,506,389) and $(241,484,655) expire in 2016 and 2017, respectively.

The fund had a currency loss deferral of $(163,395), which represents net foreign currency losses incurred in the one-month period ended November 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010. Management agreements for new share classes of the funds that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

23

Financial Highlights

International Discovery

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$8.55	$6.26	$18.40	$18.01	$15.94	$15.11
Income From
Investment Operations
Net Investment
Income (Loss)(2)	—(3)	0.01	0.06	0.05	(0.02)	0.14
Net Realized and
Unrealized Gain (Loss)	(0.44)	2.34	(8.09)	4.60	5.00	2.97
Total From
Investment Operations	(0.44)	2.35	(8.03)	4.65	4.98	3.11
Distributions
From Net
Investment Income	(0.02)	(0.06)	(0.06)	—	(0.13)	—
From Net Realized Gains	—	—	(4.05)	(4.26)	(2.78)	(2.28)
Total Distributions	(0.02)	(0.06)	(4.11)	(4.26)	(2.91)	(2.28)
Net Asset Value,
End of Period	$8.09	$8.55	$6.26	$18.40	$18.01	$15.94

Total Return(4)	(5.06)%	38.06%	(55.48)%	32.18%	36.41%	24.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.44%(5)	1.48%	1.37%	1.36%	1.41%	1.47%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.06)%(5)	0.13%	0.51%	0.30%	(0.11)%	1.02%
Portfolio Turnover Rate	104%	207%	175%	162%	148%	145%
Net Assets, End of Period
(in thousands)	$764,431	$872,865	$713,764	$1,758,335	$1,446,955	$1,145,623
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

24

International Discovery

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$8.66	$6.34	$18.59	$18.16	$16.06	$15.21
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.02	0.08	0.09	0.04	0.17
Net Realized and
Unrealized Gain (Loss)	(0.45)	2.37	(8.18)	4.64	5.00	2.99
Total From
Investment Operations	(0.44)	2.39	(8.10)	4.73	5.04	3.16
Distributions
From Net
Investment Income	(0.05)	(0.07)	(0.10)	—	(0.16)	—
From Net Realized Gains	—	—	(4.05)	(4.30)	(2.78)	(2.31)
Total Distributions	(0.05)	(0.07)	(4.15)	(4.30)	(2.94)	(2.31)
Net Asset Value,
End of Period	$8.17	$8.66	$6.34	$18.59	$18.16	$16.06

Total Return(3)	(5.09)%	38.32%	(55.37)%	32.45%	36.65%	24.56%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.24%(4)	1.28%	1.17%	1.16%	1.21%	1.27%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.14%(4)	0.33%	0.71%	0.50%	0.09%	1.22%
Portfolio Turnover Rate	104%	207%	175%	162%	148%	145%
Net Assets, End of Period
(in thousands)	$75,652	$79,830	$55,091	$145,723	$105,849	$205,406
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

25

International Discovery

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$8.37	$6.13	$18.08	$17.76	$15.75	$14.95
Income From
Investment Operations
Net Investment
Income (Loss)(3)	(0.01)	—(4)	0.06	0.07	(0.08)	0.10
Net Realized and
Unrealized Gain (Loss)	(0.43)	2.29	(7.95)	4.46	4.96	2.95
Total From
Investment Operations	(0.44)	2.29	(7.89)	4.53	4.88	3.05
Distributions
From Net
Investment Income	—	(0.05)	(0.01)	—	(0.09)	—
From Net Realized Gains	—	—	(4.05)	(4.21)	(2.78)	(2.25)
Total Distributions	—	(0.05)	(4.06)	(4.21)	(2.87)	(2.25)
Net Asset Value,
End of Period	$7.93	$8.37	$6.13	$18.08	$17.76	$15.75

Total Return(5)	(5.26)%	37.71%	(55.56)%	31.83%	36.08%	24.01%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.69%(6)	1.73%	1.63%	1.61%	1.66%	1.72%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	(0.31)%(6)	(0.12)%	0.25%	0.05%	(0.36)%	0.77%
Portfolio Turnover Rate	104%	207%	175%	162%	148%	145%
Net Assets, End of Period
(in thousands)	$4,599	$6,342	$10,622	$2,494	$7	$70
(1)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 28, 2010 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6) Annualized.

See Notes to Financial Statements.

26

International Discovery

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.50
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)
Net Realized and Unrealized Gain (Loss)	(0.41)
Total From Investment Operations	(0.41)
Net Asset Value, End of Period	$8.09

Total Return(4)	(4.82)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.44%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.12%(5)
Portfolio Turnover Rate	104%(6)
Net Assets, End of Period (in thousands)	$42
(1) March 1, 2010 (commencement of sale) through May 28, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended May 28, 2010.

See Notes to Financial Statements.

27

International Discovery

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$8.50
Income From Investment Operations
Net Investment Income (Loss)(2)	0.01
Net Realized and Unrealized Gain (Loss)	(0.41)
Total From Investment Operations	(0.40)
Net Asset Value, End of Period	$8.10

Total Return(3)	(4.71)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.94%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%(4)
Portfolio Turnover Rate	104%(5)
Net Assets, End of Period (in thousands)	$24
(1) March 1, 2010 (commencement of sale) through May 28, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended May 28, 2010.

See Notes to Financial Statements.

28

Board Approval of Management and Subadvisory Agreements

American Century Global Investment Management, Inc. (“ACGIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Investment Management, Inc. (“ACIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subad-visory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subad-visor after the termination of the Prior Agreements and until shareholder approval of a new management agreement (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.*

Because American Century had indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, the Proposed Agreement is with ACIM as sole investment advisor to the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of a subadvisor in the Proposed Agreement. Under the Proposed Agreement, ACIM will provide the same services as provided by ACGIM and ACIM, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

*Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

29

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subad-visor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

30

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Agreement, ACIM is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, ACIM provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

31

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects ACIM to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with ACIM the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, ACIM will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by ACIM.

32

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers ACIM’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that ACIM’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by ACIM regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by ACIM and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of its advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the advisor in providing various functions to the Fund. The Board believes ACIM will appropriately share economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays ACGIM or ACIM a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, ACIM is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be

33

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to ACIM the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by ACIM. The Board concluded that the management fee to be paid by the Fund to ACIM under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from ACIM concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits ACIM may receive as a result of its relationship with the Fund. The Board concluded that ACIM’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that ACIM receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that ACIM is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by ACIM and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI AC (All Country) World ex-US Mid Cap Growth Index represents the performance of mid cap growth stocks in developed and emerging markets, excluding the United States.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68675

Semiannual Report
May 28, 2010

American Century Investments®

International Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

International Opportunities

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24

Other Information

Board Approval of Management and Subadvisory Agreements	29
Additional Information	35
Index Definitions	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	-8.85%	MSCI World Free Index	-4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	-2.75%
*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

4

Performance

International Opportunities

Total Returns as of May 28, 2010
Average Annual Returns
	Ticker				Since	Inception
	Symbol	6 months(1)(2)	1 year(2)	5 years(2)	Inception	Date
Investor Class	AIOIX	-4.25%	16.56%	4.81%	11.78%	6/1/01
MSCI AC World ex-US
Small Cap Growth Index	—	-2.72%	20.56%	4.84%	6.61%	—
Institutional Class	ACIOX	-4.19%	16.65%	5.04%	15.35%	1/9/03
A Class	AIVOX					3/1/10
No sales charge*		—	—	—	-5.58%(1)
With sales charge*		—	—	—	-11.07%(1)
C Class	AIOCX					3/1/10
No sales charge*		—	—	—	-5.81%(1)
With sales charge*		—	—	—	-6.75%(1)
R Class	AIORX					3/1/10
Before redemption fee		—	—	—	-5.63%(1)
Net of redemption fee(3)		—	—	—	-7.51%(1)
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Total returns are based on the periods beginning December 1, 2009 for the 6 month returns, June 1, 2009 for the 1 year returns and June 1, 2005 for the 5 year returns.
(3)	Returns reflect the deduction of a 2.00% redemption fee, incurred if shares were redeemed within 180 days after purchase.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

International Opportunities

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.95%	1.75%	2.20%	2.95%	2.45%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that the reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

International Opportunities

Portfolio Managers: Mark Kopinski and Trevor Gurwich

Performance Summary

The International Opportunities portfolio returned -4.25%* for the six months ended May 28, 2010, compared with its benchmark, the MSCI All Country World ex-US Small Cap Growth Index, which returned -2.72%.

Investor confidence generally remained upbeat for the first four months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, late in the period, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices plunged, wiping out the gains achieved earlier in the period. International growth stocks fared slightly better than their value counterparts, while small-cap stocks outperformed large-cap stocks. Meanwhile, the euro tumbled sharply relative to the U.S. dollar, which added to the woes of foreign-based corporations.

The portfolio’s underperformance compared with the benchmark primarily was due to the impact of foreign currency values versus the strong U.S. dollar.

Norway, Germany Led Country Detractors

From a country perspective, Norway, Germany, and Canada were the weakest performers, as stock selection detracted from results. Our portfolio-only position in Canada’s DragonWave, a wireless network equipment producer, represented the portfolio’s largest performance detractor for the period. The company’s stock faltered in the wake of uncertainties regarding the diversification of future revenue prospects. In addition, our overweighted position in Germany’s Kloeckner & Co., a producer and distributor of steel and metal products, was the portfolio’s second-largest detractor for the period, stumbling on concern of a double dip recession due to the sovereign debt/financial crisis that started in Southern Europe.

At the opposite end of the performance spectrum, Japan, South Korea and France made the greatest positive contributions to the portfolio’s relative performance. Stock selection was strong in Japan, which finished the period as the portfolio’s largest country weighting. Our portfolio-only position in South Korea’s Mando Corporation, an auto parts manufacturer, was among the top-performing stocks for the period. The company’s initial public offering garnered widespread attention, as investors eyed the robust profit outlook for the company, which is the biggest parts supplier to fast-growing Hyundai Motor Co. and Kia Motors.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

7

International Opportunities

Industrials Stocks Lagged; Health Care Outperformed

The industrials, consumer staples, and materials sectors represented the portfolio’s weakest contributors, as negative stock selection weighed on relative performance. In the industrials sector, our overweight position in Norway’s Norwegian Air Shuttle, a low-cost Scandinavian air carrier, was among the largest detractors. The company’s stock declined due to the grounding of the company’s fleet after the Icelandic volcano disruption and rising operating expenses, including a significant jump in fuel costs.

On a positive note, strong stock selection lifted results in the health care and consumer discretionary sectors. Mexico-based Genomma Lab Internacional, a developer of over-the-counter drugs, was among the portfolio’s top contributors to relative performance. The company announced strong gains in net income and revenues, buoyed by large sales volumes in products launched within the last two years. In the consumer discretionary sector, Japan’s CyberAgent, an Internet marketing agency, soared as its Ameba Pigg online community started turning a profit, and the company predicted rising user fees and advertising revenue would drive healthy earnings growth. The company also raised its dividend and reduced its stake in netprice.com, a lower-margin online retailer.

Outlook

Global economic activity is improving, but significant headwinds remain—namely, the explosion of sovereign debt in developed nations. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. Among sectors, the portfolio remains heavily exposed to technology, which should benefit from increased corporate spending, and industrials, which should benefit in the move from economic recovery to expansion. We expect further volatility throughout the international stock markets, yet we will continue to seek attractive investments in small-capitalization companies located around the world (excluding the United States).

8

International Opportunities

Top Ten Holdings
% of net assets as of 5/28/10
Clariant AG	2.3%
Disco Corp.	2.2%
SXC Health Solutions Corp.*	2.2%
MTU Aero Engines Holding AG	2.2%
Sika AG	2.2%
Zeon Corp.	2.2%
FLSmidth & Co. A/S	1.8%
THK Co. Ltd.	1.7%
Minebea Co. Ltd.	1.7%
Nabtesco Corp.	1.7%
*Includes shares traded on all exchanges.

Types of Investments in Portfolio
% of net assets as of 5/28/10
Foreign Common Stocks	99.4%
Other Assets and Liabilities	0.6%

Investments by Country
% of net assets as of 5/28/10
Japan	16.4%
United Kingdom	14.6%
Canada	8.7%
Switzerland	7.6%
South Korea	5.3%
Germany	5.1%
Taiwan (Republic of China)	5.0%
Australia	4.7%
Sweden	3.4%
Denmark	3.2%
India	3.2%
Norway	2.8%
Italy	2.6%
People’s Republic of China	2.6%
Bermuda	2.0%
Other Countries	12.2%
Other Assets and Liabilities	0.6%

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

10

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio(1)
Actual
Investor Class	$1,000	$957.50	$9.17	1.91%
Institutional Class	$1,000	$958.10	$8.21	1.71%
A Class	$1,000	$944.20(2)	$5.06(3)	2.16%
C Class	$1,000	$941.90(2)	$6.81(3)	2.91%
R Class	$1,000	$943.70(2)	$5.65(3)	2.41%
Hypothetical
Investor Class	$1,000	$1,015.15	$9.44	1.91%
Institutional Class	$1,000	$1,016.13	$8.45	1.71%
A Class	$1,000	$1,013.93(4)	$10.67(4)	2.16%
C Class	$1,000	$1,010.25(4)	$14.34(4)	2.91%
R Class	$1,000	$1,012.70(4)	$11.89(4)	2.41%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	Ending account value based on actual return from March 1, 2010 (commencement of sale) through May 28, 2010.
(3)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 88, the number of days in the period from March 1, 2010 (commencement of sale) through May 28, 2010, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
(4)	Ending account value and expenses paid during period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

11

Schedule of Investments

International Opportunities

MAY 28, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.4%			MTU Aero Engines
			Holding AG	36,688	$ 1,963,283
AUSTRALIA — 4.7%			Rheinmetall AG	23,153	1,313,600
Ansell Ltd.	70,413	$ 741,916			4,528,776
Bradken Ltd.	145,259	900,491	HONG KONG — 1.5%
Macarthur Coal Ltd.	20,362	195,443	Daphne International
Mount Gibson Iron Ltd.(1)	299,562	374,193	Holdings Ltd.	858,000	829,578
PanAust Ltd.(1)	1,687,615	673,051	Minth Group Ltd.	360,000	468,309
Seek Ltd.	203,378	1,272,402			1,297,887
		4,157,496	INDIA — 3.2%
BELGIUM — 0.7%			Apollo Tyres Ltd.	309,952	464,724
Telenet Group Holding NV(1)	24,878	639,488	Core Projects &
BERMUDA — 2.0%			Technologies Ltd.	129,023	632,853
Golden Ocean Group Ltd.(1)	409,857	634,141	Glenmark
			Pharmaceuticals Ltd.	83,186	481,028
Signet Jewelers Ltd.(1)	37,922	1,171,773
			IRB Infrastructure
		1,805,914	Developers Ltd.	110,950	618,821
CANADA — 8.7%			S. Kumars Nationwide Ltd.(1)	390,342	631,510
Consolidated Thompson Iron					2,828,936
Mines Ltd.(1)	72,283	559,774
			INDONESIA — 1.4%
Detour Gold Corp.(1)	34,460	735,107
			PT Holcim Indonesia Tbk(1)	3,002,500	659,658
Gran Tierra Energy, Inc.(1)	81,373	429,650
			PT Perusahaan
Grande Cache Coal Corp.(1)	83,195	453,762	Perkebunan London
Home Capital Group, Inc.	16,342	683,401	Sumatra Indonesia Tbk(1)	663,000	568,304
Imax Corp.(1)	36,821	624,116			1,227,962
Quadra FNX Mining Ltd.(1)	44,458	599,026	ISRAEL — 1.4%
Red Back Mining, Inc.(1)	20,639	526,565	Mellanox Technologies Ltd.(1)	52,560	1,222,020
SXC Health			ITALY — 2.6%
Solutions Corp.(1)	21,997	1,636,607	Amplifon SpA	145,496	643,963
SXC Health Solutions Corp.			DiaSorin SpA	18,951	699,166
(NASDAQ)(1)	4,716	346,909
			Safilo Group SpA(1)	64,714	605,031
Toromont Industries Ltd.	16,554	404,255	Trevi Finanziaria SpA	25,224	379,059
Ventana Gold Corp.(1)	66,748	656,444			2,327,219
		7,655,616	JAPAN — 16.4%
DENMARK — 3.2%			Disco Corp.	29,600	1,986,721
FLSmidth & Co. A/S	25,875	1,605,503	Hitachi Kokusai Electric, Inc.	106,000	974,182
GN Store Nord(1)	164,897	1,263,898	Horiba Ltd.	45,800	1,259,427
		2,869,401	Minebea Co. Ltd.	267,000	1,501,124
FRANCE — 1.3%			MISUMI Group, Inc.	25,100	467,475
Alten Ltd.(1)	17,008	440,191	Monex Group, Inc.	1,211	500,669
Havas SA	160,723	717,994	Mori Seiki Co. Ltd.	85,500	872,308
		1,158,185	Nabtesco Corp.	111,000	1,470,068
GERMANY — 5.1%			Nifco, Inc.	40,200	829,281
Aixtron AG	15,031	405,622	Pioneer Corp.(1)	198,000	730,131
Asian Bamboo AG	11,277	432,853	THK Co. Ltd.	75,100	1,526,647
Kloeckner & Co. SE(1)	21,903	413,418

12

International Opportunities

	Shares	Value		Shares	Value
Toyo Ink			SWEDEN — 3.4%
Manufacturing Co. Ltd.	116,000	$ 422,676	Autoliv, Inc. SDR(1)	9,552	$ 459,777
Zeon Corp.	336,000	1,922,067	Axis Communications AB	63,295	898,801
		14,462,776	Haldex AB(1)	74,528	689,328
LUXEMBOURG — 0.7%			Kinnevik Investment AB
L’Occitane International SA(1)	323,600	658,212	B Shares	60,359	943,663
MALAYSIA — 0.7%					2,991,569
Top Glove Corp. Bhd	157,500	586,757	SWITZERLAND — 7.6%
MEXICO — 1.9%			Bank Sarasin & Cie AG,
Banco Compartamos			Class B	12,298	431,416
SA de CV	133,400	675,206	Clariant AG(1)	176,196	2,049,144
Genomma Lab Internacional			Panalpina Welttransport
SA de CV, Class B(1)	313,244	997,446	Holding AG(1)	10,792	805,511
		1,672,652	Petroplus Holdings AG(1)	33,249	476,988
NETHERLANDS — 1.1%			Rieter Holding AG(1)	4,298	1,030,990
Aalberts Industries NV	79,430	978,432	Sika AG	1,247	1,932,023
NORWAY — 2.8%					6,726,072
Norwegian Air Shuttle AS(1)	37,752	682,636	TAIWAN (REPUBLIC OF CHINA) — 5.0%
Petroleum			Macronix International	841,000	540,094
Geo-Services ASA(1)	80,351	812,299
			Ralink Technology Corp.	271,000	1,209,534
Storebrand ASA(1)	123,844	667,763
			St. Shine Optical Co. Ltd.	71,000	498,499
TGS Nopec			Tripod Technology Corp.	203,000	737,083
Geophysical Co. ASA(1)	20,718	280,662
		2,443,360	Wistron NeWeb Corp.	341,000	619,572
PEOPLE’S REPUBLIC OF CHINA — 2.6%			WPG Holdings Co. Ltd.	444,000	850,419
China Lilang Ltd.	435,000	450,574			4,455,201
Peak Sport Products Co. Ltd.	1,001,000	749,295	UNITED KINGDOM — 14.6%
			Acergy SA(1)	62,086	939,411
Shenguan Holdings
Group Ltd.	718,000	629,153	ARM Holdings plc	263,438	940,595
Xingda International			Ashtead Group plc	334,160	509,857
Holdings Ltd.	748,000	427,091	Barratt Developments plc(1)	268,433	417,212
		2,256,113	Britvic plc	138,912	923,779
SOUTH AFRICA — 1.3%			Chemring Group plc	28,772	1,316,846
Aquarius Platinum Ltd.	91,380	495,633	Connaught plc	122,193	562,935
Northam Platinum Ltd.	109,613	674,730	Cookson Group plc(1)	152,789	1,044,920
		1,170,363	Dimension Data Holdings plc	743,598	1,090,548
SOUTH KOREA — 5.3%			Heritage Oil plc(1)	73,737	462,936
CJ CGV Co. Ltd.	11,770	232,154	International Personal
Daum			Finance plc	188,301	596,603
Communications Corp.(1)	14,019	854,249	Micro Focus
Eugene Technology Co. Ltd.	53,659	689,264	International plc	95,162	653,077
Hotel Shilla Co. Ltd.	35,980	618,009	Millennium & Copthorne
Lumens Co. Ltd.(1)	70,366	753,608	Hotels plc	107,923	643,563
Mando Corp.(1)	10,100	1,065,249	Premier Oil plc(1)	39,979	672,405
Melfas, Inc.(1)	10,387	495,914	Rightmove plc	62,064	624,376
		4,708,447	Spectris plc	48,208	571,095
SPAIN — 0.2%			SSL International plc	39,078	455,829
Construcciones y Auxiliar de			Telecity Group plc(1)	82,299	454,936
Ferrocarriles SA	489	204,349			12,880,923

13

International Opportunities

	Value	Market Sector Diversification
TOTAL INVESTMENT		(as a % of net assets)
SECURITIES — 99.4%		Industrials	25.0%
(Cost $84,656,751)	$87,914,126	Information Technology	20.7%
OTHER ASSETS
AND LIABILITIES — 0.6%	499,606	Consumer Discretionary	15.9%
TOTAL NET ASSETS — 100.0%	$88,413,732	Materials	15.1%
		Health Care	9.4%
		Financials	5.1%
		Energy	4.6%
		Consumer Staples	2.9%
		Telecommunication Services	0.7%
		Other Assets and Liabilities	0.6%

Notes to Schedule of Investments
SDR = Swedish Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $84,656,751)			$87,914,126
Foreign currency holdings, at value (cost of $510,681)			510,641
Receivable for investments sold			1,638,271
Receivable for capital shares sold			12,006
Dividends and interest receivable			162,365
			90,237,409

Liabilities
Disbursements in excess of demand deposit cash			101,275
Payable for investments purchased			1,565,159
Payable for capital shares redeemed			8,290
Accrued management fees			136,408
Service fees (and distribution fees — A Class and R Class) payable			26
Distribution fees payable			14
Accrued foreign taxes			12,505
			1,823,677

Net Assets			$88,413,732

Net Assets Consist of:
Capital (par value and paid-in surplus)			$124,590,433
Accumulated net investment loss			(1,776,198)
Accumulated net realized loss on investment and foreign currency transactions			(37,658,035)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies			3,257,532
			$ 88,413,732

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$88,270,493	17,100,746	$5.16
Institutional Class, $0.01 Par Value	$32,087	6,179	$5.19
A Class, $0.01 Par Value	$64,000	12,383	$5.17*
C Class, $0.01 Par Value	$23,562	4,537	$5.19
R Class, $0.01 Par Value	$23,590	4,554	$5.18
*Maximum offering price $5.49 (net asset value divided by 0.9425)

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $43,944)	$ 512,622
Interest	423
513,045

Expenses:
Management fees	915,657
Distribution fees — C Class	47
Service fees — C Class	16
Distribution and service fees:
A Class	24
R Class	31
Directors’ fees and expenses	1,369
Other expenses	1,570
918,714

Net investment income (loss)	(405,669)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded)of $92,075)	12,645,373
Foreign currency transactions	(820,717)
11,824,656

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(57,527))	(9,248,860)
Translation of assets and liabilities in foreign currencies	(6,359,510)
(15,608,370)

Net realized and unrealized gain (loss)	(3,783,714)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (4,189,383)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ (405,669)	$ (369,299)
Net realized gain (loss)	11,824,656	(1,646,634)
Change in net unrealized appreciation (depreciation)	(15,608,370)	30,801,570
Net increase (decrease) in net assets resulting from operations	(4,189,383)	28,785,637

Distributions to Shareholders
From net investment income:
Investor Class	(1,832,216)	—
Institutional Class	(787)	—
A Class	(169)	—
R Class	(100)	—
Decrease in net assets from distributions	(1,833,272)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	1,407,872	(2,579,078)

Redemption Fees
Increase in net assets from redemption fees	27,123	8,832

Net increase (decrease) in net assets	(4,587,660)	26,215,391

Net Assets
Beginning of period	93,001,392	66,786,001
End of period	$ 88,413,732	$93,001,392

Accumulated undistributed net investment income (loss)	$(1,776,198)	$462,743

See Notes to Financial Statements.

17

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and the C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of the A Class, C Class and R Class commenced on March 1, 2010.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

18

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 180 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

19

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 9), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.60% to 2.00% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the six months ended May 28, 2010 was 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 28, 2010, are detailed in the Statement of Operations.

20

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $104,720,844 and $105,226,148, respectively.

4. Capital Share Transactions

Transactions in shares of the fund were as follows:
	Six months ended May 28, 2010(1)		Year ended November 30, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	1,900,141	$ 10,886,748	2,878,583	$ 13,930,223
Issued in reinvestment of distributions	314,167	1,791,301	—	—
Redeemed	(2,035,056)	(11,391,196)	(3,685,056)	(15,251,912)
	179,252	1,286,853	(806,473)	(1,321,689)
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	137	787	—	—
Redeemed	—	—	(328,394)	(1,257,389)
	137	787	(328,394)	(1,257,389)
A Class/Shares Authorized	10,000,000		N/A
Sold	12,354	69,963
Issued in reinvestment of distributions	29	169
	12,383	70,132
C Class/Shares Authorized	10,000,000		N/A
Sold	4,537	25,000
R Class/Shares Authorized	10,000,000		N/A
Sold	4,537	25,000
Issued in reinvestment of distributions	17	100
	4,554	25,100
Net increase (decrease)	200,863	$ 1,407,872	(1,134,867)	$ (2,579,078)
(1) March 1, 2010 (commencement of sale) through May 28, 2010 for the A Class, C Class and R Class.

21

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$2,622,695	$85,291,431	—

6. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund concentrates its investments in common stocks of smaller companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

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8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$86,458,488
Gross tax appreciation of investments	$ 7,055,969
Gross tax depreciation of investments	(5,600,331)
Net tax appreciation (depreciation) of investments	$ 1,455,638

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

As of November 30, 2009, the fund had accumulated capital losses of $(48,805,521), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(37,030,164) and $(11,775,357) expire in 2016 and 2017, respectively.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010. Management agreements for new share classes of the funds that were launched after February 16, 2010 did not terminate, have not been replaced by interim agreements, and do not require approval of new agreements.

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Financial Highlights

International Opportunities

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.49	$3.70	$11.37	$11.79	$12.27	$9.35
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	(0.02)	0.05	0.02	(0.01)	0.02
Net Realized and
Unrealized Gain (Loss)	(0.20)	1.81	(5.06)	2.94	2.53	3.19
Total From
Investment Operations	(0.22)	1.79	(5.01)	2.96	2.52	3.21
Distributions
From Net
Investment Income	(0.11)	—	(0.05)	—(3)	(0.01)	—
From Net
Realized Gains	—	—	(2.61)	(3.38)	(2.99)	(0.29)
Total Distributions	(0.11)	—	(2.66)	(3.38)	(3.00)	(0.29)
Net Asset Value,
End of Period	$5.16	$5.49	$3.70	$11.37	$11.79	$12.27

Total Return(4)	(4.25)%	48.38%	(56.46)%	33.73%	25.37%	35.28%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.91%(5)	1.95%	1.87%	1.81%	1.85%	1.91%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.85)%(5)	(0.52)%	0.72%	0.19%	(0.06)%	0.20%
Portfolio Turnover Rate	110%	244%	206%	149%	160%	112%
Net Assets, End of Period
(in thousands)	$88,270	$92,968	$65,541	$212,157	$180,732	$198,197
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

24

International Opportunities

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.54	$3.72	$11.44	$11.85	$12.32	$9.37
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	(0.04)	0.07	0.06	0.02	0.10
Net Realized and
Unrealized Gain (Loss)	(0.20)	1.86	(5.10)	2.94	2.54	3.14
Total From
Investment Operations	(0.22)	1.82	(5.03)	3.00	2.56	3.24
Distributions
From Net
Investment Income	(0.13)	—	(0.08)	(0.03)	(0.04)	—
From Net
Realized Gains	—	—	(2.61)	(3.38)	(2.99)	(0.29)
Total Distributions	(0.13)	—	(2.69)	(3.41)	(3.03)	(0.29)
Net Asset Value,
End of Period	$5.19	$5.54	$3.72	$11.44	$11.85	$12.32

Total Return(3)	(4.19)%	48.92%	(56.44)%	33.97%	25.66%	35.53%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	1.71%(4)	1.75%	1.67%	1.61%	1.65%	1.71%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.65)%(4)	(0.32)%	0.92%	0.39%	0.14%	0.40%
Portfolio Turnover Rate	110%	244%	206%	149%	160%	112%
Net Assets, End of Period
(in thousands)	$32	$33	$1,245	$4,513	$1,099	$31
(1)	Six months ended May 28, 2010 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

25

International Opportunities

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.51
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)
Net Realized and Unrealized Gain (Loss)	(0.30)
Total From Investment Operations	(0.30)
Distributions
From Net Investment Income	(0.04)
Net Asset Value, End of Period	$5.17

Total Return(4)	(5.58)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%(5)
Portfolio Turnover Rate	110%(6)
Net Assets, End of Period (in thousands)	$64
(1) March 1, 2010 (commencement of sale) through May 28, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended May 28, 2010.

See Notes to Financial Statements.

26

International Opportunities

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.51
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.30)
Total From Investment Operations	(0.32)
Net Asset Value, End of Period	$5.19

Total Return(3)	(5.81)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.91%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.20)%(4)
Portfolio Turnover Rate	110%(5)
Net Assets, End of Period (in thousands)	$24
(1) March 1, 2010 (commencement of sale) through May 28, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended May 28, 2010.

See Notes to Financial Statements.

27

International Opportunities

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
2010(1)
Per-Share Data
Net Asset Value, Beginning of Period	$5.51
Income From Investment Operations
Net Investment Income (Loss)(2)	(0.01)
Net Realized and Unrealized Gain (Loss)	(0.30)
Total From Investment Operations	(0.31)
Distributions
From Net Investment Income	(0.02)
Net Asset Value, End of Period	$5.18

Total Return(3)	(5.63)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.41%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.70)%(4)
Portfolio Turnover Rate	110%(5)
Net Assets, End of Period (in thousands)	$24
(1) March 1, 2010 (commencement of sale) through May 28, 2010 (unaudited).
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the six months ended May 28, 2010.

See Notes to Financial Statements.

28

Board Approval of Management and Subadvisory Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board approved the Proposed Management Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Management Agreement at a meeting on June 16, 2010.*

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

*Management agreements for new share classes of the Fund launched after February 16, 2010, did not terminate, have not been replaced by Interim
Management Agreements, and do not require Board or shareholder approval at this time.

29

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

30

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

31

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

32

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI AC (All Country) World ex-US Small Cap Growth Index represents the performance of small cap growth stocks in developed and emerging markets, excluding the United States.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

36

Contact Us
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American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68676

Semiannual Report
May 28, 2010

American Century Investments®

NT International Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

NT International Growth

Performance	5
Portfolio Commentary	7
Top Ten Holdings	9
Types of Investments in Portfolio	9
Investments by Country	9

Shareholder Fee Example	10

Financial Statements

Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	23

Other Information

Board Approval of Management and Subadvisory Agreements	24
Additional Information	30
Index Definitions	31

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	-8.85%	MSCI World Free Index	-4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	-2.75%
*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

4

Performance

NT International Growth

Total Returns as of May 28, 2010
				Average Annual
				Returns
	Ticker			Since	Inception
	Symbol	6 months(1)	1 year(2)	Inception	Date
Institutional Class	ACLNX	-8.14%	10.00%	-4.37%	5/12/06
MSCI EAFE Index	—	-10.90%	6.61%	-5.70%	—
MSCI EAFE Growth Index	—	-8.85%	8.60%	-5.01%	—
(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the period beginning June 1, 2009.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

NT International Growth

*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	1.19%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

NT International Growth

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The NT International Growth portfolio returned -8.14%* for the six months ended May 28, 2010, compared with its benchmark, the MSCI EAFE Index, which returned -10.90%.

Investor confidence generally remained upbeat for the first four months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, late in the period, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices plunged, wiping out the gains achieved earlier in the period. International growth stocks fared slightly better than their value counterparts, while small-cap stocks outperformed large-cap stocks. Meanwhile, the euro tumbled sharply relative to the U.S. dollar, which added to the woes of foreign-based corporations.

Stock selection, primarily in the financials and consumer discretionary sectors, accounted for the portfolio’s outperformance relative to the benchmark. Our sector allocations also had an overall positive influence on the portfolio’s relative performance.

U.K., France Were Top Countries

From a regional perspective, the portfolio’s holdings in the United Kingdom and France contributed the most to relative performance, due to favorable stock selection combined with underweight positions. At the opposite end of the spectrum, Japan and the Netherlands represented the largest detractors to relative performance, primarily due to stock selection. In Japan, our overweight position in furniture and interior goods retailer Nitori (Japan’s version of IKEA) dragged down performance. In the Netherlands, our overweight position in TNT N.V., an international freight and parcel delivery service provider, was the largest detractor.

Financials, Technology Led Sector Results

Financials and information technology were the portfolio’s top-performing sectors for the six-month period. Stock selection was strong in the financials sector, with our holdings in the commercial banking industry driving results.

The information technology sector was home to the portfolio’s top-performing stock, China’s Baidu Inc., a Chinese-language internet search provider. This portfolio-only holding benefited from soaring revenues, net income and operating profit. In addition, our overweight position in Britain’s ARM Holdings, a designer of microchips used in mobile devices, digital TVs and other products, contributed positively. The company benefited primarily from strong growth in the smartphone and tablet computer markets, and it posted record royalty revenues, profits and net cash generation.

*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

7

NT International Growth

The portfolio’s consumer discretionary sector also outperformed, due to stock selection and an overweight position. Our stock selection was particularly effective in the auto industry, where our out-of-benchmark position in South Korea’s Hyundai Motor Co. was the portfolio’s top-contributing stock. In the challenging economic environment, consumers “traded down” for value, and Hyundai’s line of affordable cars benefited. Backed by a savvy, yet frugal, marketing strategy, the company continued to gain market share in a difficult climate for automakers.

Materials, Consumer Staples Sectors Lagged

The materials sector represented the portfolio’s largest performance detractor. Stock selection dragged down results, particularly in the metals and mining segment. Additionally, in the sector’s construction materials segment, German cement producer HeidelbergCement represented the portfolio’s largest performance detractor. The company said its 2009 operating income slid 38.6% from 2008 levels, as revenues plunged 21.6%. The company also said it expects Asia and Africa to drive global growth in 2010 but anticipates slack demand in the U.S. and Europe until the second half of the year.

The portfolio’s consumer staples sector also detracted from performance. While stock selection and an underweight position were slightly negative influences, currency returns accounted for the bulk of the lagging results.

Outlook

Global economic activity is improving, but significant headwinds remain—namely, the explosion of sovereign debt in developed nations. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in developed countries around the world (excluding the United States) with sustainable growth characteristics and promising long-term outlooks.

8

NT International Growth

Top Ten Holdings
% of net assets as of 5/28/10
BHP Billiton Ltd.	2.3%
Unilever NV CVA	1.8%
HSBC Holdings plc (Hong Kong)	1.6%
Novo Nordisk A/S B Shares	1.5%
Volvo AB B Shares	1.5%
Rakuten, Inc.	1.5%
BG Group plc	1.4%
Vale SA Preference Shares	1.4%
Barclays plc	1.4%
Novartis AG	1.3%

Types of Investments in Portfolio
% of net assets as of 5/28/10
Foreign Common Stocks	99.4%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.4%

Investments by Country
% of net assets as of 5/28/10
United Kingdom	19.9%
Japan	15.6%
Switzerland	8.4%
France	7.1%
Germany	6.0%
Netherlands	4.6%
Sweden	3.7%
Australia	3.4%
People’s Republic of China	3.1%
Taiwan (Republic of China)	2.8%
Spain	2.4%
Brazil	2.2%
India	2.2%
Denmark	2.0%
Other Countries	16.0%
Cash and Equivalents*	0.6%
*Includes temporary cash investments and other assets and liabilities.

9

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio*
Actual	$1,000	$918.60	$5.41	1.15%
Hypothetical	$1,000	$1,018.88	$5.69	1.15%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

11

Schedule of Investments

NT International Growth

MAY 28, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks — 99.4%			GERMANY — 6.0%
AUSTRALIA — 3.4%			BASF SE	31,900	$ 1,672,317
			Bayerische Motoren
BHP Billiton Ltd.	137,531	$ 4,467,390	Werke AG	44,300	2,040,805
Commonwealth Bank			Daimler AG(1)	36,700	1,809,063
of Australia	31,900	1,397,797
Wesfarmers Ltd.	38,530	937,828	Fresenius Medical Care
			AG & Co. KGaA	35,470	1,767,303
		6,803,015	Metro AG	24,300	1,271,722
AUSTRIA — 0.8%			SAP AG(1)	32,100	1,362,717
Erste Group Bank AG	44,100	1,573,776
			Siemens AG	21,500	1,932,179
BELGIUM — 1.6%
					11,856,106
Anheuser-Busch InBev NV	42,308	2,023,827
			HONG KONG — 1.6%
KBC Groep NV(1)	30,800	1,191,888
			CNOOC Ltd.	1,049,000	1,642,059
		3,215,715	Li & Fung Ltd.	344,000	1,527,032
BERMUDA — 0.4%					3,169,091
Seadrill Ltd.	41,200	843,657	INDIA — 2.2%
BRAZIL — 2.2%			HDFC Bank Ltd.	22,100	899,533
Banco Santander
Brasil SA ADR	77,300	805,466	Infosys Technologies Ltd.	28,500	1,637,505
Itau Unibanco Holding SA			Larsen & Toubro Ltd.	27,000	945,037
Preference Shares	46,200	854,353	State Bank of India Ltd.	15,800	760,860
Vale SA Preference Shares	117,900	2,718,345			4,242,935
		4,378,164	INDONESIA — 1.1%
CANADA — 0.7%			PT Bank Mandiri
Canadian National			(Persero) Tbk	2,851,500	1,571,809
Railway Co.	25,700	1,474,991	PT United Tractors Tbk	292,000	558,768
CZECH REPUBLIC — 0.6%					2,130,577
CEZ AS(1)	26,200	1,094,156	IRELAND — 0.5%
DENMARK — 2.0%			Ryanair Holdings plc ADR(1)	37,719	887,905
Carlsberg A/S B Shares	13,000	981,847	ISRAEL — 0.6%
Novo Nordisk A/S B Shares	39,600	3,044,508	Teva Pharmaceutical
		4,026,355	Industries Ltd. ADR	22,700	1,244,414
FINLAND — 0.5%			ITALY — 1.3%
Fortum Oyj	41,900	944,847	Saipem SpA	82,362	2,554,378
FRANCE — 7.1%			JAPAN — 15.6%
Air Liquide SA	17,920	1,741,113	Asahi Glass Co. Ltd.	213,000	2,232,933
BNP Paribas	41,970	2,379,419	Canon, Inc.	47,300	1,937,601
Cie Generale d’Optique			Fanuc Ltd.	18,000	1,888,846
Essilor International SA	17,100	972,742	Honda Motor Co. Ltd.	84,500	2,566,620
Danone SA	29,122	1,488,075	HOYA Corp.	60,900	1,447,074
JC Decaux SA(1)	41,400	977,957	Komatsu Ltd.	97,000	1,822,448
LVMH Moet Hennessy			Mitsubishi Corp.	108,000	2,438,182
Louis Vuitton SA	19,200	2,015,867	Mitsubishi UFJ Financial
Pernod-Ricard SA	24,458	1,834,138	Group, Inc.	212,000	1,029,827
Total SA	30,724	1,433,050	Nidec Corp.	24,600	2,236,892
Vallourec SA	6,600	1,220,761	Omron Corp.	103,500	2,144,128
		14,063,122	ORIX Corp.	24,700	1,886,974

12

NT International Growth

	Shares	Value		Shares	Value
Rakuten, Inc.	4,100	$ 2,869,617	SPAIN — 2.4%
Shin-Etsu Chemical Co. Ltd.	16,400	826,899	Banco Bilbao Vizcaya
SMC Corp.	12,100	1,547,843	Argentaria SA	205,800	$ 2,132,682
SOFTBANK CORP.	47,200	1,135,740	Banco Santander SA	142,358	1,444,859
Unicharm Corp.	14,600	1,439,965	Inditex SA	22,200	1,237,014
Yahoo! Japan Corp.	4,000	1,394,616			4,814,555
		30,846,205	SWEDEN — 3.7%
LUXEMBOURG — 0.9%			Alfa Laval AB	72,100	910,099
Millicom International			Atlas Copco AB A Shares	149,600	2,116,063
Cellular SA	21,806	1,742,954	Telefonaktiebolaget LM
MACAU — 0.6%			Ericsson B Shares	140,600	1,415,812
Wynn Macau Ltd.(1)	756,000	1,213,880	Volvo AB B Shares(1)	277,500	2,873,739
MEXICO — 0.4%					7,315,713
Grupo Financiero Banorte			SWITZERLAND — 8.4%
SAB de CV, Series O	194,500	748,170	Adecco SA	23,000	1,110,996
NETHERLANDS — 4.6%			Credit Suisse Group AG	60,100	2,329,875
Akzo Nobel NV	23,300	1,184,200	Holcim Ltd.	20,200	1,273,090
ASML Holding NV	39,500	1,115,706	Kuehne + Nagel
Koninklijke KPN NV	65,900	858,497	International AG	15,900	1,489,851
Royal Dutch Shell plc,			Nestle SA	19,500	880,329
Class A	90,000	2,357,417	Novartis AG	57,565	2,606,301
Unilever NV CVA	131,800	3,596,221	Roche Holding AG	18,166	2,490,870
		9,112,041	Sonova Holding AG	7,300	785,586
NORWAY — 1.0%			Swatch Group AG (The)	6,900	1,794,367
Petroleum Geo-Services			Syngenta AG	4,207	929,517
ASA(1)	118,100	1,193,919	Zurich Financial Services AG	4,200	853,569
Statoil ASA	41,600	833,457			16,544,351
		2,027,376	TAIWAN (REPUBLIC OF CHINA) — 2.8%
PEOPLE’S REPUBLIC OF CHINA — 3.1%			Hon Hai Precision
Baidu, Inc. ADR(1)	20,400	1,493,484	Industry Co. Ltd.	492,000	1,940,054
Ctrip.com International Ltd.			HTC Corp.	127,000	1,716,191
ADR(1)	28,964	1,140,892	Nan Ya Printed Circuit
Industrial & Commercial			Board Corp.	259,000	1,084,401
Bank of China Ltd. H Shares	656,000	482,562	Taiwan Semiconductor
Mindray Medical			Manufacturing Co. Ltd.	442,000	807,210
International Ltd. ADR	37,600	1,118,224			5,547,856
Tencent Holdings Ltd.	66,700	1,269,657	UNITED KINGDOM — 19.9%
ZTE Corp. H Shares	178,000	582,661	Admiral Group plc	70,476	1,310,089
		6,087,480	Antofagasta plc	63,213	804,821
POLAND — 0.9%			ARM Holdings plc	550,300	1,964,825
Powszechna Kasa			Autonomy Corp. plc(1)	41,883	1,057,933
Oszczednosci Bank Polski SA	140,800	1,718,299	Barclays plc	617,635	2,694,703
SINGAPORE — 0.8%			BG Group plc	179,331	2,744,936
United Overseas Bank Ltd.	116,617	1,507,467	BP plc	63,076	450,839
SOUTH KOREA — 1.7%			British Airways plc(1)	288,400	835,502
Hyundai Motor Co.	13,495	1,540,109
			Capita Group plc (The)	91,763	1,034,001
POSCO	2,400	935,932
			Carnival plc	58,013	2,202,657
Samsung Electronics Co. Ltd.	1,400	904,926
			Compass Group plc	240,039	1,853,817
		3,380,967

13

NT International Growth

	Shares	Value	Market Sector Diversification
HSBC Holdings plc			(as a % of net assets)
(Hong Kong)	336,978	$ 3,088,655	Financials	17.4%
Intercontinental Hotels			Industrials	17.2%
Group plc	107,000	1,687,392	Consumer Discretionary	15.2%
ITV plc(1)	2,357,400	1,900,162
			Information Technology	12.8%
Kingfisher plc	510,932	1,648,395	Consumer Staples	9.6%
Lonmin plc(1)	43,600	1,056,014	Materials	8.9%
Reckitt Benckiser Group plc	51,108	2,393,661	Energy	7.6%
Rolls-Royce Group plc(1)	192,729	1,637,878	Health Care	7.1%
Rolls-Royce Group plc			Telecommunication Services	2.6%
C Shares(1)	16,679,610	24,121
			Utilities	1.0%
Schroders plc	49,409	945,981	Cash and Equivalents*	0.6%
Smiths Group plc	78,300	1,168,863
Standard Chartered plc	31,038	732,976	*Includes temporary cash investments and other assets and liabilities.
Tesco plc	342,253	2,034,190
Tullow Oil plc	59,000	950,496	Notes to Schedule of Investments
Vodafone Group plc	711,500	1,424,734	ADR = American Depositary Receipt
Wolseley plc(1)	67,800	1,610,526	CVA = Certificaten Van Aandelen
		39,258,167	(1) Non-income producing.
TOTAL COMMON STOCKS
(Cost $188,521,711)		196,368,685
Temporary Cash Investments — 0.2%			See Notes to Financial Statements.
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	54,009	54,009
Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Treasury obligations, 0.875%, 10/31/11,
valued at $306,325), in a joint trading
account at 0.15%, dated 5/28/10, due
6/1/10 (Delivery value $300,005)		300,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $354,009)		354,009
TOTAL INVESTMENT
SECURITIES — 99.6%
(Cost $188,875,720)		196,722,694
OTHER ASSETS AND
LIABILITIES — 0.4%		718,863
TOTAL NET ASSETS — 100.0%		$197,441,557

14

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $188,875,720)	$196,722,694
Foreign currency holdings, at value (cost of $737,270)	737,035
Receivable for investments sold	1,126,923
Receivable for capital shares sold	84,769
Dividends and interest receivable	865,097
Other assets	3,739
199,540,257

Liabilities
Disbursements in excess of demand deposit cash	137,005
Payable for investments purchased	1,768,157
Accrued management fees	176,537
Accrued foreign taxes	17,001
2,098,700

Net Assets	$197,441,557

Institutional Class Capital Shares, $0.01 Par Value
Authorized	100,000,000
Outstanding	25,317,221

Net Asset Value Per Share	$7.80

Net Assets Consist of:
Capital (par value and paid-in surplus)	$205,508,330
Undistributed net investment income	1,230,410
Accumulated net realized loss on investment and foreign currency transactions	(17,120,852)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	7,823,669
$197,441,557

See Notes to Financial Statements.

15

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $272,409)	$ 2,480,620
Interest	1,551
2,482,171

Expenses:
Management fees	1,036,899
Directors’ fees and expenses	2,509
Other expenses	213
1,039,621

Net investment income (loss)	1,442,550

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $25,540)	6,019,482
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $3,686)	(81,022)
5,938,460

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(32,043))	(7,701,400)
Translation of assets and liabilities in foreign currencies	(16,870,728)
(24,572,128)

Net realized and unrealized gain (loss)	(18,633,668)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(17,191,118)

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 1,442,550	$ 1,664,354
Net realized gain (loss)	5,938,460	(9,900,332)
Change in net unrealized appreciation (depreciation)	(24,572,128)	49,236,728
Net increase (decrease) in net assets resulting from operations	(17,191,118)	41,000,750

Distributions to Shareholders
From net investment income	(2,270,324)	(1,011,101)

Capital Share Transactions
Proceeds from shares sold	58,369,418	97,265,914
Payments for shares redeemed	(4,942,708)	(29,638,929)
Net increase (decrease) in net assets from capital share transactions	53,426,710	67,626,985

Net increase (decrease) in net assets	33,965,268	107,616,634

Net Assets
Beginning of period	163,476,289	55,859,655
End of period	$197,441,557	$163,476,289

Undistributed net investment income	$1,230,410	$2,058,184

Transactions in Shares of the Fund
Sold	6,891,800	14,216,297
Redeemed	(561,734)	(4,111,431)
Net increase (decrease) in shares of the fund	6,330,066	10,104,866

See Notes to Financial Statements.

17

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing primarily in equity securities of foreign companies located in at least three developed countries (excluding United States). The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

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Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Exchange Traded Funds — The fund may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are credit-worthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 8), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund includes the assets of International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.90% to 1.30%. The effective annual management fee for the six months ended May 28, 2010 was 1.14%.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

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3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $136,635,216 and $83,356,428, respectively.

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks	$8,433,339	$187,935,346	—
Temporary Cash Investments	54,009	300,000	—
Total Value of Investment Securities	$8,487,348	$188,235,346	—

5. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

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7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$190,808,145
Gross tax appreciation of investments	$ 16,555,326
Gross tax depreciation of investments	(10,640,777)
Net tax appreciation (depreciation) of investments	$ 5,914,549

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2009, the fund had accumulated capital losses of $(19,721,852), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(6,493,006) and $(13,228,846) expire in 2016 and 2017, respectively.

The fund has elected to treat $(72,856) and $(2,347) of net capital and foreign currency losses, respectively, incurred in the one-month period ended November 30, 2009, as having been incurred in the following fiscal year for federal income tax purposes.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

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Financial Highlights

NT International Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.61	$6.29	$12.72	$10.34	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.07(3)	0.10(3)	0.16(3)	0.12	0.03
Net Realized and Unrealized Gain (Loss)	(0.76)	2.33	(6.18)	2.29	0.31
Total From Investment Operations	(0.69)	2.43	(6.02)	2.41	0.34
Distributions
From Net Investment Income	(0.12)	(0.11)	(0.12)	(0.03)	—
From Net Realized Gains	—	—	(0.29)	—	—
Total Distributions	(0.12)	(0.11)	(0.41)	(0.03)	—
Net Asset Value, End of Period	$7.80	$8.61	$6.29	$12.72	$10.34

Total Return(4)	(8.14)%	39.09%	(48.82)%	23.40%	3.40%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.15%(5)	1.18%	1.12%	1.07%	1.07%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.59%(5)	1.41%	1.62%	1.15%	0.59%(5)
Portfolio Turnover Rate	46%	132%	119%	104%	65%
Net Assets, End of Period (in thousands)	$197,442	$163,476	$55,860	$67,703	$46,380
(1) Six months ended May 28, 2010 (unaudited).
(2)	May 12, 2006 (fund inception) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net assets value of the last business day.
(5) Annualized

See Notes to Financial Statements.

23

Board Approval of Management and Subadvisory Agreements

American Century Global Investment Management, Inc. (“ACGIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Investment Management, Inc. (“ACIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subadvisory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subadvisor after the termination of the Prior Agreements and until shareholder approval of a new management agreement (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

Because American Century had indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, the Proposed Agreement is with ACIM as sole investment advisor to the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of a subadvisor in the Proposed Agreement. Under the Proposed Agreement, ACIM will provide the same services as provided by ACGIM and ACIM, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

24

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subadvisor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

25

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Agreement, ACIM is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, ACIM provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

26

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects ACIM to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with ACIM the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, ACIM will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by ACIM.

27

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers ACIM’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that ACIM’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by ACIM regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by ACIM and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of its advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the advisor in providing various functions to the Fund. The Board believes ACIM will appropriately share economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays ACGIM or ACIM a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, ACIM is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be

28

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to ACIM the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by ACIM. The Board concluded that the management fee to be paid by the Fund to ACIM under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from ACIM concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits ACIM may receive as a result of its relationship with the Fund. The Board concluded that ACIM’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that ACIM receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that ACIM is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by ACIM and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68669

Semiannual Report
May 28, 2010

American Century Investments®

NT Emerging Markets Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
International Equity Total Returns	4

NT Emerging Markets

Performance	5
Portfolio Commentary	6
Top Ten Holdings	8
Types of Investments in Portfolio	8
Investments by Country	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22

Other Information

Board Approval of Management and Subadvisory Agreements	23
Additional Information	29
Index Definitions	30

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended May 28, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Fellow Shareholders,

The principal event at a recent board meeting was the retirement of Jim Stowers, Jr. from the American Century Mutual Funds Kansas City board. This was one of those times when you felt like you were living a historical moment. Jim—who celebrated his 86th birthday in January—founded what was known as Twentieth Century Mutual Funds over 50 years ago. Through the years, his number one priority has been to “Put Investors First!” The board presented Jim with a resolution acknowledging that, by building a successful investment company, he has impacted the lives of many by helping them on the path to financial success.

We respect Jim’s decision to focus his energy on the Stowers Institute for Medical Research and American Century Companies, Inc. (ACC), the parent company of the funds’ investment advisor. The pioneering medical research that Jim and his wife Virginia have made possible through the Institute should enrich the lives of millions in the future.

Shortly after his retirement from the board, we received word that ACC’s co-chairman Richard W. Brown had succeeded Jim as trustee of a trust that holds a significant interest in ACC stock as a part of Jim’s long-standing estate and business succession plan. While holding less than a majority interest, the trust is presumed to control the funds’ investment advisors under the Investment Company Act of 1940. This change triggered the need for a shareholder proxy to approve new management and subadvisory agreements for the funds. I am happy to report that all of the proposals contained in the proxy received the necessary votes and were approved.

On behalf of the board, I want to once again thank Jim for his mutual fund board service. More than three years ago, Jim and Richard Brown installed a strong and effective leadership team at American Century Investments and I look forward to continuing to work with them on behalf of fund shareholders. And while Jim no longer sits on the fund board, the inherent optimism captured by his favorite catch phrase—“The best is yet to be”—still resonates with all of us who have the privilege of serving you. I invite you to send your comments, questions or concerns to me at dhpratt@fundboardchair.com.

3

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Events in May Sent Stocks Tumbling

Global stock returns generally remained robust for the first several months of the period, as the rally unleashed in March 2009 continued into 2010. Optimism regarding the global economic recovery and business sector gains helped keep stocks in positive territory.

Nevertheless, as spring set in, the global stock market rally ended abruptly, starting with the May 6 “Flash Crash” in the U.S. stock market, when the major indices plunged nearly 7% within 15 minutes. Furthermore, problems that had been percolating in Europe and in the global geopolitical arena boiled over in May, triggering a sharp stock market selloff. In particular, the expanding European government debt crisis beyond Greece, the downgrade of Spain’s credit rating, the worsening oil disaster in the Gulf of Mexico, and escalating tensions in the Middle East rattled investors’ nerves.

Overall, developed international equity markets significantly under-performed the U.S. market and the emerging markets. European stocks suffered the largest losses for the six-month period, as the mounting debt crisis worried investors. Exploding debt in Greece, Italy, Spain, Ireland, and Portugal all came under scrutiny.

Debt Remained the Roadblock to Growth

The sovereign debt problem did not just happen as a result of the recent financial crisis or recession; it is a longer-term issue. Recent events only exacerbated the problem and accelerated its becoming a crisis.

In fact, sovereign solvency has emerged as one of the most significant roadblocks to growth. Currently, the market is focused on Europe, where severe austerity measures are required to get fiscal balances back in order. This is likely to trim 0.5% from European growth during the next year. The weaker euro should help offset some of the decline in growth, but the more export-oriented northern countries will be the main beneficiaries. Commodity-based countries, such as Australia and Norway, have been the most resilient and have seen more impressive economic recoveries. The debt crisis likely will mean European interest rates will remain accommodative for the remainder of 2010.

International Equity Total Returns
For the six months ended May 28, 2010* (in U.S. dollars)
MSCI EAFE Index	-10.90%	MSCI Europe Index	-14.77%
MSCI EAFE Growth Index	-8.85%	MSCI World Free Index	-4.92%
MSCI EAFE Value Index	-12.95%	MSCI Japan Index	0.10%
MSCI EM Index	-2.75%
*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

4

Performance

NT Emerging Markets

Total Returns as of May 28, 2010
				Average
				Annual
				Returns
	Ticker			Since	Inception
	Symbol	6 months(1)	1 year(2)	Inception	Date
Institutional Class	ACLKX	-4.27%	20.48%	0.95%	5/12/06
MSCI EM Growth Index	—	-2.65%	20.94%	2.14%	—
(1)	Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.
(2)	Total returns are based on the period beginning June 1, 2009.

Growth of $10,000 Over Life of Class

*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	1.58%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

NT Emerging Markets

Portfolio Managers: Patricia Ribeiro and Anthony Han

Performance Summary

The NT Emerging Markets portfolio returned -4.27%* for the six months ended May 28, 2010, compared with its benchmark, the MSCI EM Growth Index, which returned -2.65%.

Investor confidence generally remained upbeat for the first four months of the period, as the global economic recovery appeared to gain momentum and stock prices continued to climb. But, late in the period, mounting concerns about the massive levels of sovereign debt in Greece, Spain, and other European nations put an end to the yearlong global stock market rally. Stock prices fell, wiping out the gains achieved earlier in the period. Lower commodity prices, reflecting reduced economic growth expectations in the developed nations, helped drag down emerging market stocks. But, emerging market stocks fared better than their developed market counterparts, primarily because the emerging markets weren’t facing the sovereign debt problems mounting in many developed nations.

The portfolio’s underperformance relative to the benchmark primarily was due to stock selection and sector allocations, particularly in the materials and telecommunication services sectors.

China Led Detractors; Indonesia Led Contributors

From a regional perspective, the portfolio’s largest detractors to performance included China, Russia, and Chile. In each country, our stock selections hurt relative results. In addition, our underweighted positions in China and Chile were ineffective. The leading country contributors included Indonesia, South Africa, and Peru. Stock selection was effective in each country, while overweighted positions in Indonesia and Peru also helped.

Materials Sector Was Top Detractor

Poor stock selection and an underweighted position in the materials sector dragged down the portfolio’s relative performance. The metals and mining industry was the sector’s largest detractor, with our overweighted position in China’s Fushan International Energy Group among the portfolio’s weakest holdings. The company, which mines coking coal used for firing smelters in steel mills, saw its stock price steadily decline since the beginning of 2010, despite strong operating results. Macroeconomic influences, including China’s tightening efforts, combined with falling steel prices, higher production costs, and economic uncertainty in Europe, created a challenging climate for the nation’s metals and mining industry.

The portfolio’s telecommunication services and energy sectors also generated lagging results, with stock selection the primary culprit. The energy sector was home to the portfolio’s largest detractor, Petroleo Brasileiro, Brazil’s state-controlled oil company. Investor uncertainty about a major capitalization plan involving the company and the Brazilian government weighed on the stock.

*Total returns for periods less than one year are not annualized and are based on the period beginning December 1, 2009.

6

NT Emerging Markets

Financials Led Sector Contributors

Financials represented the portfolio’s top-performing sector, driven by strong stock selection. The commercial banking industry drove the sector’s results, with our portfolio-only position in Peru’s Credicorp Ltd., a provider of commercial banking, insurance, and investment banking services, generating strong results.

The consumer staples sector also was a top contributor, with CP ALL PCL, a Thailand-based company that operates convenience stores under the 7-Eleven trademark, posting the best relative performance. In addition, the health care sector finished the six-month period strong, with favorable stock selection driving results. In the health care sector, our overweighted position in China Shineway Pharmaceutical Group, a China-based herbal medicine provider, was the portfolio’s top-contributing stock. The company’s stock price advanced on soaring profits and improving revenues.

Outlook

Global economic activity is improving, but significant headwinds remain, particularly within the developed world, where mounting sovereign debt threatens long-term economic gains. So far, government responses to the crisis have varied, and this lack of coordination may lead to divergent economic performance in the year ahead. We expect further volatility throughout the international stock markets, yet we will continue to focus on finding companies located in emerging market countries with sustainable growth characteristics and promising long-term outlooks. Emerging markets have held up relatively well, primarily because they have managed their economies frugally throughout the past several years.

7

NT Emerging Markets

Top Ten Holdings
% of net assets as of 5/28/10
Samsung Electronics Co. Ltd.	6.4%
Vale SA Preference Shares	5.8%
America Movil SAB de CV, Series L ADR	2.9%
Hon Hai Precision Industry Co. Ltd.	2.7%
Infosys Technologies Ltd.	2.7%
China Life Insurance Co. Ltd. H Shares	2.1%
Sberbank of Russian Federation	2.1%
Itau Unibanco Holding SA Preference Shares	2.0%
China Mobile Ltd. ADR	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.7%

Types of Investments in Portfolio
% of net assets as of 5/28/10
Foreign Common Stocks & Rights	98.9%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	—(1)
(1) Category is less than 0.05% of total net assets.

Investments by Country
% of net assets as of 5/28/10
Brazil	14.7%
South Korea	13.7%
Taiwan (Republic of China)	9.3%
India	9.1%
People’s Republic of China	9.0%
South Africa	7.2%
Russian Federation	6.2%
Hong Kong	5.7%
Mexico	5.5%
Indonesia	3.5%
Malaysia	2.5%
Turkey	2.1%
Other Countries	10.4%
Cash and Equivalents(2)	1.1%
(2) Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2009 to May 28, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

9

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/09	5/28/10	12/1/09 – 5/28/10	Expense Ratio*
Actual	$1,000	$957.30	$7.34	1.53%
Hypothetical	$1,000	$1,017.02	$7.57	1.53%
*Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 179, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

10

Schedule of Investments

NT Emerging Markets

MAY 28, 2010 (UNAUDITED)
	Shares	Value		Shares	Value
Common Stocks & Rights — 98.9%			Infosys Technologies Ltd.	32,135	$ 1,846,358
BRAZIL — 14.7%			JSW Steel Ltd.	28,790	675,175
			Mundra Port and Special
Cia de Bebidas das Americas			Economic Zone Ltd.	29,426	423,122
Preference Shares ADR	5,471	$ 527,076
Fibria Celulose SA(1)	29,341	470,459			6,280,130
Gerdau SA			INDONESIA — 3.5%
Preference Shares	37,900	509,094	PT Astra International Tbk	158,000	710,904
Hypermarcas SA(1)	49,500	668,731	PT Bank Rakyat Indonesia	629,000	568,665
Itau Unibanco Holding SA			PT Perusahaan Gas Negara	1,017,000	407,746
Preference Shares	76,559	1,415,767	PT Semen Gresik
MRV Engenharia			(Persero) Tbk	791,500	711,494
e Participacoes SA	90,600	589,268			2,398,809
Natura Cosmeticos SA	25,300	525,453	LUXEMBOURG — 1.6%
PDG Realty SA			Evraz Group SA GDR(1)	9,820	265,332
Empreendimentos			Millicom International
e Participacoes	61,000	524,514	Cellular SA	10,887	870,198
Petroleo Brasileiro					1,135,530
SA-Petrobras ADR	25,744	917,001	MALAYSIA — 2.5%
Vale SA Preference Shares	175,100	4,037,169	CIMB Group Holdings Bhd	533,300	1,098,330
		10,184,532	Supermax Corp. Bhd	334,100	660,167
CANADA — 1.0%					1,758,497
Pacific Rubiales			MEXICO — 5.5%
Energy Corp.(1)	32,066	667,280
EGYPT — 0.9%			America Movil SAB de CV,
			Series L ADR	42,596	2,016,495
Orascom
Construction Industries	14,037	591,173	Grupo Financiero Banorte
			SAB de CV, Series O	150,936	580,595
HONG KONG — 5.7%			Mexichem SAB de CV	139,247	370,772
China Merchants Holdings
International Co. Ltd.	182,000	558,754	Wal-Mart de Mexico
			SAB de CV	387,358	864,759
China Mobile Ltd. ADR	27,214	1,267,356			3,832,621
China Overseas Land &			NETHERLANDS — 1.0%
Investment Ltd.	6,000	11,767
			X5 Retail Group NV GDR(1)	22,033	711,617
CNOOC Ltd.	644,000	1,008,090
Comba Telecom Systems			PEOPLE’S REPUBLIC OF CHINA — 9.0%
Holdings Ltd.	578,000	682,091	China Life Insurance Co. Ltd.
Skyworth Digital			H Shares	335,000	1,457,607
Holdings Ltd.	508,000	393,923	China Shenhua Energy Co.
		3,921,981	Ltd. H Shares	76,000	303,013
HUNGARY — 1.2%			China Shineway
			Pharmaceutical Group Ltd.	257,000	797,565
OTP Bank plc(1)	32,085	813,525
			China Shipping Container
INDIA — 9.1%			Lines Co. Ltd. H Shares(1)	1,474,000	510,721
Apollo Tyres Ltd.	363,215	544,583	Ctrip.com International Ltd.
Ashok Leyland Ltd.	537,700	694,960	ADR(1)	23,953	943,509
Aurobindo Pharma Ltd.	22,190	400,480	Industrial & Commercial
Crompton Greaves Ltd.	85,781	439,477	Bank of China Ltd. H Shares	791,000	581,870
HDFC Bank Ltd.	19,377	788,699	Ping An Insurance Group Co.
ICICI Bank Ltd.	25,200	467,276	of China Ltd. H Shares	49,500	400,991

11

NT Emerging Markets

	Shares	Value		Shares	Value
Sinopharm Group Co.			TAIWAN (REPUBLIC OF CHINA) — 9.3%
H Shares	117,200	$ 458,579	Eva Airways Corp.(1)	704,000	$ 389,384
Tencent Holdings Ltd.	41,900	797,580	Hon Hai Precision
		6,251,435	Industry Co. Ltd.	470,557	1,855,500
PERU — 1.2%			HTC Corp.	28,000	378,373
Credicorp Ltd.	9,375	827,719	MediaTek, Inc.	72,252	1,156,713
RUSSIAN FEDERATION — 6.2%			Nan Ya Printed Circuit
CTC Media, Inc.	41,481	606,867	Board Corp.	125,000	523,360
NovaTek OAO GDR	12,756	923,078	Richtek Technology Corp.	52,000	478,246
Polyus Gold OJSC ADR	10,427	265,518	Taiwan Semiconductor
Rosneft Oil Co. OJSC GDR	69,812	508,735	Manufacturing Co. Ltd.	636,774	1,162,919
Sberbank of			Wistron Corp.	302,594	495,067
Russian Federation	620,707	1,424,509			6,439,562
Wimm-Bill-Dann Foods			THAILAND — 2.0%
OJSC ADR	26,267	551,607	Banpu PCL	41,200	723,504
		4,280,314	CP ALL PCL	524,000	438,036
SOUTH AFRICA — 7.2%			Kasikornbank PCL NVDR	80,900	211,795
Aspen Pharmacare					1,373,335
Holdings Ltd.(1)	78,052	819,245	TURKEY — 2.1%
Exxaro Resources Ltd.	25,380	366,288	Asya Katilim Bankasi AS	252,569	545,577
Gold Fields Ltd. ADR	17,222	236,802	Turkiye Garanti Bankasi AS	212,078	914,769
Impala Platinum					1,460,346
Holdings Ltd.	29,113	732,802
			UNITED KINGDOM — 0.7%
Kumba Iron Ore Ltd.	11,685	498,240
			Antofagasta plc	39,753	506,131
Naspers Ltd. N Shares	25,992	1,021,254
			TOTAL COMMON STOCKS & RIGHTS
Shoprite Holdings Ltd.	62,245	645,440	(Cost $57,433,011)		68,416,504
Truworths International Ltd.	87,508	625,051
		4,945,122	Temporary Cash Investments — 1.1%
SOUTH KOREA — 13.7%			JPMorgan U.S. Treasury
			Plus Money Market Fund
Doosan Infracore Co. Ltd.(1)	26,730	384,838	Agency Shares	40,122	40,122
Hanjin Shipping Co. Ltd.(1)	13,760	342,454	Repurchase Agreement, Credit Suisse First
Hanjin Shipping Co. Ltd.			Boston, Inc., (collateralized by various U.S.
Rights(1)	1,622	9,165	Treasury obligations, 0.875%, 10/31/11,
Hyundai Motor Co.	7,406	845,205	valued at $714,759), in a joint trading
			account at 0.15%, dated 5/28/10,
LG Chem Ltd.	3,402	762,362	due 6/1/10 (Delivery value $700,012)		700,000
LG Household & Health			TOTAL TEMPORARY
Care Ltd.	3,666	964,665	CASH INVESTMENTS
Lumens Co. Ltd.(1)	42,983	460,341	(Cost $740,122)		740,122
POSCO	1,501	585,347	TOTAL INVESTMENT
Samsung			SECURITIES — 100.0%
Electronics Co. Ltd.	6,888	4,452,237	(Cost $58,173,133)		69,156,626
Shinhan Financial			OTHER ASSETS AND LIABILITIES(2)		13,233
Group Co. Ltd.	19,870	700,816	TOTAL NET ASSETS — 100.0%		$69,169,859
		9,507,430
SWITZERLAND — 0.8%
Ferrexpo plc	137,901	529,415

12

NT Emerging Markets

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Information Technology	20.7%	GDR = Global Depositary Receipt
Financials	18.5%	NVDR = Non-Voting Depositary Receipt
Materials	16.7%	OJSC = Open Joint Stock Company
Consumer Discretionary	9.8%	(1) Non-income producing.
Consumer Staples	8.5%	(2) Category is less than 0.05% of total net assets.
Energy	7.3%
Industrials	6.3%
Telecommunication Services	6.0%	See Notes to Financial Statements.
Health Care	4.5%
Utilities	0.6%
Cash and Equivalents*	1.1%
*Includes temporary cash investments and other assets and liabilities.

13

Statement of Assets and Liabilities

MAY 28, 2010 (UNAUDITED)
Assets
Investment securities, at value (cost of $58,173,133)	$69,156,626
Foreign currency holdings, at value (cost of $193,768)	195,006
Receivable for capital shares sold	52,931
Dividends and interest receivable	229,205
Other assets	3,292
69,637,060

Liabilities
Disbursements in excess of demand deposit cash	3,299
Payable for investments purchased	335,813
Accrued management fees	81,987
Accrued foreign taxes	46,102
467,201

Net Assets	$69,169,859

Institutional Class Capital Shares, $0.01 Par Value
Authorized	100,000,000
Outstanding	8,167,715

Net Asset Value Per Share	$8.47

Net Assets Consist of:
Capital (par value and paid-in surplus)	$63,953,944
Undistributed net investment income	71,539
Accumulated net realized loss on investment and foreign currency transactions	(5,791,688)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	10,936,064
$69,169,859

See Notes to Financial Statements.

14

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $37,210)	$ 562,991
Interest	670
563,661

Expenses:
Management fees	486,851
Directors’ fees and expenses	891
Other expenses	1,636
489,378

Net investment income (loss)	74,283

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $47,431)	3,173,461
Foreign currency transactions (net of foreign tax expenses paid (refunded) of $31,768)	522,145
3,695,606

Change in net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $(112,300))	(5,668,318)
Translation of assets and liabilities in foreign currencies	(1,383,258)
(7,051,576)

Net realized and unrealized gain (loss)	(3,355,970)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,281,687)

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 28, 2010 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 74,283	$ 154,330
Net realized gain (loss)	3,695,606	(2,001,573)
Change in net unrealized appreciation (depreciation)	(7,051,576)	25,523,096
Net increase (decrease) in net assets resulting from operations	(3,281,687)	23,675,853

Distributions to Shareholders
From net investment income	(94,843)	(152,834)

Capital Share Transactions
Proceeds from shares sold	16,290,141	32,244,736
Payments for shares redeemed	(4,054,297)	(16,171,865)
Net increase (decrease) in net assets from capital share transactions	12,235,844	16,072,871

Net increase (decrease) in net assets	8,859,314	39,595,890

Net Assets
Beginning of period	60,310,545	20,714,655
End of period	$69,169,859	$ 60,310,545

Undistributed net investment income	$71,539	$92,099

Transactions in Shares of the Fund
Sold	1,809,737	5,177,295
Redeemed	(445,351)	(2,421,624)
Net increase (decrease) in shares of the fund	1,364,386	2,755,671

See Notes to Financial Statements.

16

Notes to Financial Statements

MAY 28, 2010 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek capital growth. The fund pursues its objective by investing at least 80% of its assets in securities of issuers in emerging market countries. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on foreign currency transactions and net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

17

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

18

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor) (see Note 8), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 1.05% to 1.65%. The effective annual management fee for the six months ended May 28, 2010 was 1.52%.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended May 28, 2010, were $47,678,573 and $31,586,866, respectively.

19

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of May 28, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Foreign Common Stocks & Rights	$8,764,630	$59,651,874	—
Temporary Cash Investments	40,122	700,000	—
Total Value of Investment Securities	$8,804,752	$60,351,874	—

5. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

6. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 28, 2010, the fund did not utilize the program.

20

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 28, 2010, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$59,193,599
Gross tax appreciation of investments	$11,888,593
Gross tax depreciation of investments	(1,925,566)
Net tax appreciation (depreciation) of investments	$ 9,963,027

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of November 30, 2009, the fund had accumulated capital losses of $(8,255,031), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(3,705,184) and $(4,549,847) expire in 2016 and 2017, respectively.

The fund had a capital and currency loss deferral of $(43,417) and $(2,016), respectively, which represent net capital and foreign currency losses incurred in the one-month period ended November 30, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of the fund’s advisors. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of the fund’s advisors even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of the fund’s investment advisory and subadvisory agreements. Under the 1940 Act, an assignment automatically terminated such agreements, making the approval of a new agreement necessary.

On February 16, 2010, the Board of Directors approved interim investment advisory and subadvisory agreements under which the fund will be managed until a new agreement is approved by fund shareholders. The interim agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the fund, its investment objectives, fees or services provided. On March 29, 2010, the Board of Directors approved a new investment advisory agreement. The new agreement is also substantially identical to the terminated agreement (except for the date, the substitution of ACIM for ACGIM and certain other non-material changes). In order to streamline American Century’s corporate organization, ACGIM was merged into ACIM on July 16, 2010. The new agreement for the fund was approved by shareholders at a Special Meeting of Shareholders on June 16, 2010. The new agreement went into effect on July 16, 2010.

21

Financial Highlights

NT Emerging Markets

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2010(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.86	$5.12	$16.19	$11.01	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.01(3)	0.02(3)	0.11(3)	0.15	0.07
Net Realized and Unrealized Gain (Loss)	(0.39)	3.74	(8.52)	5.12	0.94
Total From Investment Operations	(0.38)	3.76	(8.41)	5.27	1.01
Distributions
From Net Investment Income	(0.01)	(0.02)	(0.20)	(0.09)	—
From Net Realized Gains	—	—	(2.46)	—	—
Total Distributions	(0.01)	(0.02)	(2.66)	(0.09)	—
Net Asset Value, End of Period	$8.47	$8.86	$5.12	$16.19	$11.01

Total Return(4)	(4.27)%	73.87%	(61.75)%	48.22%	10.10%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.53%(5)	1.57%	1.52%	1.46%	1.60%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.23%(5)	0.36%	1.17%	1.12%	1.68%(5)
Portfolio Turnover Rate	50%	158%	157%	113%	59%
Net Assets, End of Period (in thousands)	$69,170	$60,311	$20,715	$28,378	$19,844
(1) Six months ended May 28, 2010 (unaudited).
(2)	May 12, 2006 (fund inception) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net assets value of the last business day.
(5) Annualized.

See Notes to Financial Statements.

22

Board Approval of Management and Subadvisory Agreements

American Century Global Investment Management, Inc. (“ACGIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Directors (the “Board”). American Century Investment Management, Inc. (“ACIM” or the “Subadvisor”) currently serves as subadvisor to the Fund under an interim investment subadvisory agreement (the “Interim Subad-visory Agreement” and, together with the Interim Management Agreement, the “Interim Agreements”). The Advisor and the Subadvisor (together, the “Advisors”) previously served as investment advisors to the Fund pursuant to agreements (the “Prior Agreements”) that terminated in accordance with their terms on February 16, 2010, as a result of a change of control of the Advisor’s and the Subadvisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments, which holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Mr. Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Agreements in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor and the Subadvisor after the termination of the Prior Agreements and until shareholder approval of a new management agreement (the “Proposed Agreement”) as required under the Act. The Board approved the Proposed Agreement and recommended its approval to shareholders. Fund shareholders approved the Proposed Agreement at a meeting on June 16, 2010.

Because American Century had indicated its intention to merge ACGIM into ACIM prior to the expiration of the Interim Agreements, the Proposed Agreement is with ACIM as sole investment advisor to the Fund. The Board took into consideration that the combination is being undertaken for reasons of organizational simplification and will eliminate the need for multiple investment management agreements without changing the nature, quality, or extent of services provided to the Fund. The Board noted that the merger was not related to the change of control that necessitated the Interim Agreements and would not result in any change to the personnel managing the Fund.

The Interim Agreements and the Proposed Agreement are substantially identical to the Prior Agreements except for their effective dates, the termination provisions of the Interim Agreements, and the elimination of a subadvisor in the Proposed Agreement. Under the Proposed Agreement, ACIM will provide the same services as provided by ACGIM and ACIM, be subject to the same duties, and receive the same compensation rate as under the Prior Agreements.

23

Basis for Board Approval of Interim Agreements

In considering the approval of the Interim Agreements, Rule 15a-4 requires the Board to approve the contracts within ten business days of the termination of the prior agreements and to determine that the compensation to be received under each interim agreement is no greater than would have been received under the corresponding prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor and the Subadvisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Agreements, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor and the Subadvisor will provide the same services and receive the same compensation rate as under the Prior Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Agreements, determining that the continued management of the Fund by the Advisor and the Subadvisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Agreement

At a meeting held on March 29, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor, the Subadvisor, and certain independent providers of evaluation data concerning the Fund and services provided to the Fund. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided to the Fund, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services provided to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisors;

24

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Agreements;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisors and the overall profitability of the Advisors;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisors; and

• consideration of collateral or “fall-out” benefits derived by the Advisors from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing services to the Fund.

The Board considered all of the information provided by the Advisor, the Subadvisor, the independent data providers, and the Board’s independent counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Agreement, ACIM is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Agreement, ACIM provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

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• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects ACIM to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, ACIM utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the Fund receives special reviews until performance improves, during which time the Board discusses with ACIM the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Agreement, ACIM will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by ACIM.

26

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Agreement, and the reasonableness of the proposed management fees. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers ACIM’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that ACIM’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by ACIM regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by ACIM and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of its advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the advisor in providing various functions to the Fund. The Board believes ACIM will appropriately share economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Agreements provide that the Fund pays ACGIM or ACIM a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, ACIM is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution

27

fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to ACIM the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by ACIM. The Board concluded that the management fee to be paid by the Fund to ACIM under the Proposed Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from ACIM concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits ACIM may receive as a result of its relationship with the Fund. The Board concluded that ACIM’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that ACIM receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that ACIM is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of fund clients to determine breakpoints in each fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by ACIM and others, concluded that the Proposed Agreement be approved and recommended its approval to Fund shareholders.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI EM Growth Index represents the performance of growth stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

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Notes

31

Notes

32

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1007
CL-SAN-68668

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)		There were no changes in the registrant's internal control over financial reporting (as defined in
		Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's
		second fiscal quarter of the period covered by this report that have materially affected, or are
		reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1)	Not applicable for semiannual report filings.

(a)	(2)	Separate certifications by the registrant’s principal executive officer and principal financial
		officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
		Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)	(3)	Not applicable.

(b)		A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
		Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
		99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 27, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 27, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 27, 2010